UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22518

Nuveen Short Duration Credit Opportunities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 January 2020

Nuveen

Closed-End Funds

NSL	Nuveen Senior Income Fund
JFR	Nuveen Floating Rate Income Fund
JRO	Nuveen Floating Rate Income Opportunity Fund
JSD	Nuveen Short Duration Credit Opportunities Fund
JQC	Nuveen Credit Strategies Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. The extreme social distancing efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and many parts of the world, and previous epidemics offer few parallels to today’s situation. The recent spike in market volatility reflects this uncertainty, and we expect that large swings in both directions are likely to continue until there is more clarity.

While we do not want to understate the dampening effect on the global economy, we also note that markets occasionally overreact. Differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and reintroduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved more than $100 billion in emergency spending and relief and is set to deliver a trillion-dollar package to further aid workers and businesses.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to do something. However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

March 24, 2020

Portfolio Managers’ Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. During the reporting period, Scott Caraher and Jenny Rhee managed NSL, JFR JRO and JSD, while Scott Caraher, Jenny Rhee and Bernard Wong, CFA, managed JQC.

Effective September 3, 2019, Bernard Wong, CFA, was added as portfolio manager to JQC and Sutanto Widjaja is no longer a portfolio manager on JQC.

Here the team discusses their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2020.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2020?

NSL seeks to achieve a high level of current income, consistent with capital preservation by investing primarily in adjustable rate U.S dollar-denominated secured senior loans. The Fund invests at least 80% of its managed assets in adjustable rate senior secured loans. Up to 20% may include U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants. The Fund uses leverage.

JFR seeks to achieve a high level of current income by investing in adjustable rate secured and unsecured senior loans and other debt instruments. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JRO seeks to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% of the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% of the Fund’s assets may include other types of debt instruments or short positions consisting primarily of high yield debt. The Fund maintains a portfolio with an average duration that does not exceed two years. The Fund uses leverage.

JQC’s primary investment objective is high current income and its secondary objective is total return. The Fund invests at least 70% of its managed assets in adjustable rate senior secured and second lien loans, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% opportunistically in other types of securities across a company’s capital structure, primarily income-oriented securities such as high yield debt, convertible securities and other forms of corporate debt. The Fund uses leverage.

How did the Funds perform during this six-month reporting period ended January 31, 2020?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2020. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.

The Funds’ total returns at NAV for the reporting period are as follows: NSL 2.65%, JFR 2.69%, JRO 2.68%, JSD 2.06% and JQC 2.84%. Over the same period the Credit Suisse Leveraged Loan Index returned 2.36%.

For the six-month reporting period ending January 31, 2020, U.S. risk assets, including senior loans and high yield bonds, rose on positive and improved investor sentiment as a result of steady U.S. economic growth, accommodative U.S. monetary policy and supportive financial conditions for corporate issuers. During the reporting period, the Credit Suisse Leveraged Loan Index and the ICE BofA High Yield Index returned 2.36% and 3.34%, respectively. These market advances occurred despite periodic spikes in volatility due to the ebb and flow of investor concern toward major macro issues, including but not limited to U.S. and China economic resilience, U.S.-China trade negotiations, U.S.-Iranian tensions and Brexit. Macro anxiety aside, the fundamental environment over the reporting period was conducive to corporate operating conditions, as well as loan and high yield bond returns with the latter only somewhat impacted by retail supply and demand dynamics.

The U.S. economy continued to expand during the reporting period. This reflected strong consumption that was supported by low and modestly declining unemployment, as well as a modest growth in government spending. As reported by the U.S. Bureau of Labor Statistics, U.S. unemployment fell from 3.7% in July 2019 to 3.5% at calendar year-end before rising slightly to 3.6% at period end. Additional workers entering the labor market, a positive factor for the U.S. economy, drove January’s slight increase. The labor force participation rate rose from 63.0% last July 2019 to 63.4% in January 2020, taking it to its highest level since 2013. The increase in the size of labor force allowed the economic expansion to continue without putting excess upward pressure on inflation. Moreover, jobless claims remained at near historically low levels.

Responding to concerns over a potentially slowing U.S. economic growth and macro downside risks, the U.S. Federal Reserve cut its key rate near the beginning of the reporting period and twice again during it. While the rate cuts were widely expected, the Fed’s accommodative stance and resulting lower interest rate environment generally aided corporate financial results by lowering financing costs. In addition, performance of duration credits, such has high yield bonds, was aided by the related decline in U.S. treasury yields. Understanding the positive impact of lower rates on return, investor demand focused on fixed rate over floating rate corporate debt issues. Evidence of this demand bias is the $3.8 billion of inflows into high yield mutual funds in the reporting period versus loan mutual funds that experienced $14.0 billion in withdrawals. Senior loans technicals were also challenging in October 2019 when collateralized loan obligations (CLO) formation slowed. The technical headwind from supply and demand dynamics was one of the drivers for high yield bond outperformance versus senior loans during the reporting period.

Further lifting investor sentiment were announcements that brought clarity and diminished several geopolitical risks toward the end of the reporting period, most notably, the announcement of the U.S.-China “Phase One” trade deal in December 2019. Investors also received confirmation on the direction of Brexit following the large electoral win by United Kingdom Prime Minister Boris Johnson and breathed a sigh of relief on the de-escalation of U.S.-Iran tensions. Due to these positive macro events, capital market returns were particularly strong in December 2019 and the first half of January 2020. Sentiment, and returns, did peak and trailed downward beginning in the third week of January 2020 on announcements the COVID-19 coronavirus was spreading rapidly. However, this late shift in sentiment and related pullback in performance only modestly offset positive loan and high yield bond returns during the reporting period.

At the end of the reporting period, U.S. economic fundamentals remained generally favorable for U.S. corporate credit. The 1-year default rates for the loan market and high yield bond market ending January 31, 2020 remained low at 2.13% and 2.89%, respectively. Stripping out commodity sectors, the 1-year default rates fell to 1.30% and 1.46%, respectively. Further, although tight relative to historical long-term averages, spreads for senior loans and high yield bonds at the end of the reporting period were 4.58% and 4.74%, respectively; levels that are justified by generally stronger-than-expected corporate results and solid financial conditions.

What other factors impacted Fund Performance?

The senior loan portion of the Funds is invested predominantly in first-lien, senior secured corporate loans. Symphony prefers to focus on issuers that have strong asset coverage, defensible businesses and loans of larger issuance size. These loans are generally referred to as broadly syndicated loans. During the reporting period, the Funds maintained an overall bias towards high quality, more liquid loans. The investment team believed that while credit fundamentals remained sound, the binary outcome of major macro events (U.S.-China trade, Brexit, etc.) increased the potential for downside volatility in the loan market.

The Funds also invest in high yield corporate bonds. High yield bonds are typically invested in opportunistically as Symphony sees value in these assets. Many of the same issuers of high yield bonds also have senior loans outstanding and in some cases, Symphony believes that the bonds of these issuers offer a better risk-return trade-off versus the loans. Oftentimes, Symphony will invest in both the loans and the bonds of the same issuer.

The major allocation and security selection performance factors were similar in NSL, JFR, JRO and JSD. During the reporting period, an overweight exposure to BBB rated loans contributed to performance as these higher quality assets outperformed the overall loan market as measured by the Credit Suisse Leveraged Loan Index. This was particularly the case in third quarter of 2019 as investors’ concerns around macro risks and global growth were elevated. The conservative positioning also allowed the Funds to take on new loan issues at attractive yields during the latter half of the reporting period, when investors were concerned with global macro risks despite a still solid U.S. economy. At the end of the reporting period, the Funds marginally increased exposure to lower credit quality issues.

Also contributing to performance across all the Funds was, in aggregate, issue selection. In the communication services sector, the loans, bonds and re-org equity of iHeart Communications Inc. rose following reports that Liberty Media Corp. reached out to the Department of Justice for permission to acquire a large stake of iHeart. Within the utilities sector, exposure to the credit of PG&E also contributed to absolute and relative performance against the Credit Suisse Leveraged Loan Index. The loans and bonds of PG&E rose on positive investor sentiment as the company remains on track towards exiting bankruptcy, which is targeted for mid-2020. After reaching a settlement with wildfire victims, PG&E reached an agreement with its major debt holders and is expected to reinstate a number of existing loans and bonds. The Fund continues to hold PG&E.

JQC has a differentiated mandate relative to the other Funds. JQC generally has a higher allocation towards the high yield market on a relative basis. This relative overweight to high yield bonds benefited the Fund given their general outperformance versus loans during the reporting period. For comparison, the Credit Suisse Leveraged Loan Index returned 2.36% while the high yield bond market (as measured by the ICE BofA High Yield Index) returned 3.34% over the same period. This larger allocation to high yield bonds was a primary factor to JQC’s outperformance versus the other four Funds over the reporting period. Relative to the Credit Suisse Leveraged Loan Index, JQC’s overweight exposure to BBB rated loans contributed to performance during the reporting period as these higher quality assets outperformed the overall loan market. From a sector perspective, JQC benefited from an overweight in health care, as

Portfolio Managers’ Comments (continued)

well as strong issuer selection within the sector. Specifically, loans of Tenet Healthcare Corp rose following an above-consensus earnings report. Also contributing to performance were good issue selections in aggregate. Similar to the other four Funds, a top issuer contributing to JQC’s outperformance during the reporting period included iHeart Communications.

From an asset type perspective, while the Funds (NSL, JFR, JRO and JSD) benefited from exposure to high yield bonds, the benefit was more than offset by disappointing issue selections. Specifically, bonds of Intelsat, a satellite services company, detracted from performance. Investors reacted negatively to news the issuer would not benefit to the degree expected from a long awaited auction of its C-band Spectrum that will be used in the development of 5G wireless networks in the U.S. Within the energy sector, the loans of Fieldwood Energy LLC declined during the reporting period, driven primarily by technical headwinds from a large asset manager reducing exposure to the name. The loans of California Resources Corporation also moved lower during the reporting period on rumors and concerns the company would not complete its highly anticipated asset sales and as a result may considering filing for bankruptcy. The Funds continued to hold position in these issuers.

Top detractors for JQC were the same as the other four Funds. However, JQC’s exposure to Intelsat bonds was modestly less.

During the reporting period, JSD underperformed the other four Funds and the Credit Suisse Leveraged Loan Index. The underperformance primarily reflected higher exposure to the relatively weaker energy sector relative to the other Funds.

JSD continued to invest in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. During the reporting period these credit default swaps had a negligible impact on overall Fund performance.

The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

An Update on COVID-19 Coronavirus

The COVID-19 coronavirus pandemic has delivered an exogenous shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.

Although the virus was detected in China as early as December 2019, markets didn’t fully acknowledge the risks until February 2020, when large outbreaks were reported outside of China. Global stock markets sold off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March, an all-time low. Additionally, oil prices collapsed to an 18-year low in March on supply glut concerns, as shutdowns across the global economy curb oil demand while Saudi Arabia and Russia are flooding the market with cheap oil in a price war.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. But markets will likely remain volatile until the health crisis itself is under control (via fewer new cases, slower spread and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen is monitoring the situation carefully and continuously refining our views. Our portfolio management teams remain attuned to opportunities to seek risk-adjusted returns through all market environments.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their cmparitive benchmarks was the Funds’ use of leverage through bank borrowings, Term Preferred Shares (Term Preferred) for NSL, JFR and JRO, Taxable Fund Preferred Shares (TFP) for JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leverageing provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when shortterm interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period. Subsequent to the close of the reporting period, the outbreak of the COVID-19 pandemic led to a significant downturn in global economies and capital markets. As security prices fell, each Fund’s use of leverage impacted total returns negatively. In response, the Funds have been taking steps to reduce risk by paying down leverage levels pursuant to their leverage risk management protocols, as summarized in “The Funds’ Leverage” section below.

During the current fiscal period, NSL, JFR and JRO used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue. Collectively, these interest rate swap contracts had a negligible impact on the Funds’ total return performance during the period.

As of January 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	38.35%	37.83%	37.22%	38.90%	37.60%
Regulatory Leverage*	38.35%	37.83%	37.22%	38.90%	29.03%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table. Paydowns reflect on-going leverage management activity that seeks to maintain each Fund’s leverage ratio within a specified internal operating range.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2019	Draws	Paydowns	Outstanding Balance as of January 31, 2020	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of March 27, 2020
NSL	$114,000,000	$—	$—	$114,000,000	$114,000,000	$—	$(41,200,000)	$72,800,000
JFR	$264,500,000	$25,000,000	$—	$289,500,000	$274,418,478	$—	$(114,000,000)	$175,500,000
JRO	$178,800,000	$16,200,000	$—	$195,000,000	$185,227,174	$—	$(77,600,000)	$117,400,000
JSD	$72,000,000	$—	$(65,000,000)	$7,000,000	$36,673,913	$—	$(7,000,000)	$—
JQC	$480,000,000	$—	$(30,000,000)	$450,000,000	$460,978,261	$—	$(83,000,000)	$367,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Borrowings and Note 10 – Subsequent Events, Borrowings for further details.

Reverse Repurchase Agreements

As noted previously, in addition to bank borrowings, JQC also used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table. Sales reflect on-going leverage management activity that seeks to maintain the Fund’s leverage ratio within a specified internal operating range.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of August 1, 2019	Sales	Purchases	Outstanding Balance as of January 31, 2020	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of March 27, 2020
$213,000,000	$ —	$ —	$213,000,000	$213,000,000	$(108,000,000)	$ —	$105,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Reverse Repurchase Agreements and Note 10 – Subsequent Events, Reverse Repurchase Agreements for further details.

Term Preferred Shares

As noted previously, in addition to bank borrowings, the following Funds also issued Term Preferred. The Funds' transactions in Term Preferred are as shown in the accompanying table. Redemptions reflect on-going leverage management activity that seeks to maintain each Fund’s leverage ratio within a specified internal operating range.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2019	Issuance	Redemptions	Outstanding Balance as of January 31, 2020	Average Balance Outstanding	Issuance	Redemptions	Outstanding Balance as of March 27, 2020
NSL	$43,000,000	$—	$—	$43,000,000	$43,000,000	$—	$—	$43,000,000
JFR	$115,000,000	$—	$(25,000,000)	$90,000,000	$105,760,870	$—	$—	$90,000,000
JRO	$84,000,000	$—	$(18,000,000)	$66,000,000	$77,347,826	$—	$—	$66,000,000
JSD	$35,000,000	$—	$(35,000,000)	$—	$16,929,348	$—	$—	$—

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details on Term Preferred.

Taxable Fund Preferred Shares

As noted previously, in addition to bank borrowings, JSD also issued TFP. The Fund’s transactions in TFP are as shown in the accompanying table. Redemptions reflect on-going leverage management activity that seeks to maintain the Fund’s leverage ratio within a specified internal operating range.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of August 1, 2019	Issuance	Redemptions	Outstanding Balance as of January 31, 2020	Average Balance Outstanding*	Issuance	Redemptions	Outstanding Balance as of March 27, 2020
$ —	$100,000,000	$ —	$100,000,000	$100,000,000	$ —	$(18,000,000)	$82,000,000
*	For the period October 24, 2019 (first issuance of shares) through January 31, 2020.

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares and Note 10 – Subsequent Events, Taxable Fund Preferred Shares for further details on TFP.

Common Share Information

NSL, JFR, JRO and JSD COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding NSL’s, JFR’s, JRO’s and JSD’s distributions is current as of January 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NSL	JFR	JRO	JSD
August 2019	$0.0375	$0.0615	$0.0625	$0.1035
September	0.0365	0.0615	0.0605	0.0965
October	0.0365	0.0615	0.0605	0.0965
November	0.0365	0.0615	0.0605	0.0965
December	0.0365	0.0615	0.0605	0.0915
January 2020	0.0365	0.0615	0.0605	0.0915
Total Distributions from Net Investment Income	$0.2200	$0.3690	$0.3650	$0.5760

Current Distribution Rate*	7.35%	7.24%	7.30%	7.21%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

NSL, JFR, JRO and JSD seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by NSL, JFR, JRO and JSD during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

JQC DISTRIBUTION INFORMATION

The following information regarding JQC’s distributions is current as of January 31, 2020.

JQC has a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes.

The figures in the table below provide an estimate as of January 31, 2020 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2020 will be made in early 2021 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of January 31, 2020

Current Month Estimated Percentage of Distributions			Calendar YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
39.96%	0.00%	60.04%	$0.0920	$0.0368	$0.0000	$0.0552

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of January 31, 2020

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2003	$0.0920	13.61%	7.90%	3.85%	1.13%	0.27%

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	15,400	147,593	39,400	—	5,473,400
Common shares authorized for repurchase	3,860,000	5,690,000	4,055,000	1,010,000	13,560,000

Common Share Information (continued)

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.54	$10.96	$10.86	$16.65	$8.11
Common share price	$5.96	$10.20	$9.94	$15.22	$7.52
Premium/(Discount) to NAV	(8.87)%	(6.93)%	(8.47)%	(8.59)%	(7.27)%
6-month average premium/(discount) to NAV	(11.00)%	(10.66)%	(10.75)%	(9.71)%	(9.02)%

Risk Considerations and Investment Policy Updates

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

Risk Considerations and Investment Policy Updates (continued)

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

Investment Policy Updates

Change in Investment Policy

Each Fund has recently adopted the following policy regarding limits to investments in illiquid securities:

While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Funds’ portfolio securities.

THIS PAGE INTENTIONALLY LEFT BLANK

NSL	Nuveen Senior Income Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NSL at Common Share NAV	2.65%	7.32%	4.55%	6.59%
NSL at Common Share Price	4.91%	12.00%	5.62%	5.33%
Credit Suisse Leveraged Loan Index	2.36%	6.30%	4.59%	5.05%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	146.2%
Corporate Bonds	13.8%
Common Stocks	2.7%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	4.1%
Other Assets Less Liabilities	(4.8)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	162.1%
Borrowings	(45.2)%
Term Preferred Shares, net of deferred offering costs	(16.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

Pacific Gas & Electric Co	3.3%
iHeartCommunications Inc	3.3%
Burger King Corporation	1.9%
Dell International LLC	1.8%
Intelsat Jackson Holdings, S.A.	1.7%

Portfolio Composition

(% of total investments)

Media	13.7%
Software	9.4%
Hotels, Restaurants & Leisure	9.1%
Health Care Providers & Services	5.7%
Diversified Telecommunication Services	3.8%
Technology Hardware, Storage & Peripherals	3.4%
Oil, Gas & Consumable Fuels	3.1%
Communications Equipment	2.8%
IT Services	2.6%
Food & Staples Retailing	2.5%
Electric Utilities	2.5%
Commercial Services & Supplies	2.3%
Pharmaceuticals	2.2%
Aerospace & Defense	1.9%
Wireless Telecommunication Services	1.7%
Health Care Technology	1.7%
Multi-Utilities	1.6%
Road & Rail	1.5%
Professional Services	1.5%
Insurance	1.5%
Specialty Retail	1.4%
Airlines	1.4%
Diversified Financial Services	1.2%
Other	19.1%
Short-Term Investment Companies	2.4%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	8.9%
BB or Lower	89.2%
N/R (not rated)	1.9%
Total	100%

JFR	Nuveen Floating Rate Income Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JFR at Common Share NAV	2.69%	7.43%	4.65%	6.48%
JFR at Common Share Price	8.52%	13.24%	6.02%	6.65%
Credit Suisse Leveraged Loan Index	2.36%	6.30%	4.59%	5.05%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	141.5%
Corporate Bonds	14.6%
Common Stocks	2.6%
Long-Term Investment Companies	1.8%
Asset-Backed Securities	0.9%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	4.5%
Other Assets Less Liabilities	(5.3)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	160.7%
Borrowings	(46.4)%
Term Preferred Shares, net of deferred offering costs	(14.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Pacific Gas & Electric Co	3.3%
iHeartCommunications Inc	3.2%
Burger King Corporation	2.6%
Dell International LLC	1.9%
Caesar Entertainment Corp	1.8%

Portfolio Composition

(% of total investments)

Media	14.0%
Hotels, Restaurants & Leisure	10.2%
Software	8.5%
Health Care Providers & Services	5.9%
Diversified Telecommunication Services	3.5%
Technology Hardware, Storage & Peripherals	3.2%
Communications Equipment	3.1%
Oil, Gas & Consumable Fuels	2.9%
Food & Staples Retailing	2.6%
Pharmaceuticals	2.4%
Electric Utilities	2.3%
IT Services	2.3%
Commercial Services & Supplies	2.2%
Wireless Telecommunication Services	1.9%
Insurance	1.6%
Health Care Technology	1.5%
Multi-Utilities	1.5%
Aerospace & Defense	1.5%
Professional Services	1.3%
Road & Rail	1.3%
Specialty Retail	1.3%
Diversified Financial Services	1.2%
Other	19.4%
Long-Term Investment Companies	1.1%
Asset-Backed Securities	0.6%
Short-Term Investment Companies	2.7%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.4%
BB or Lower	88.8%
N/R (not rated)	1.8%
Total	100%

JRO	Nuveen Floating Rate Income Opportunity Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRO at Common Share NAV	2.68%	7.31%	4.59%	6.89%
JRO at Common Share Price	6.41%	11.69%	5.25%	6.33%
Credit Suisse Leveraged Loan Index	2.36%	6.30%	4.59%	5.05%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	142.3%
Corporate Bonds	14.2%
Common Stocks	2.9%
Asset-Backed Securities	0.6%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	3.9%
Other Assets Less Liabilities	(4.8)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	159.2%
Borrowings	(44.3)%
Term Preferred Shares, net of deferred offering costs	(14.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

iHeartCommunications Inc	3.5%
Pacific Gas & Electric Co	3.1%
Burger King Corporation	2.6%
Caesars Entertainment Corp	2.1%
Dell International LLC	1.9%

Portfolio Composition

(% of total investments)

Media	14.9%
Hotels, Restaurants & Leisure	10.4%
Software	8.9%
Health Care Providers & Services	6.0%
Diversified Telecommunication Services	3.5%
Technology Hardware, Storage & Peripherals	3.3%
Communications Equipment	3.0%
Oil, Gas & Consumable Fuels	3.0%
IT Services	2.6%
Food & Staples Retailing	2.4%
Commercial Services & Supplies	2.3%
Electric Utilities	2.2%
Pharmaceuticals	1.9%
Wireless Telecommunication Services	1.7%
Aerospace & Defense	1.7%
Health Care Technology	1.7%
Building Products	1.5%
Multi-Utilities	1.5%
Road & Rail	1.4%
Insurance	1.4%
Specialty Retail	1.3%
Capital Markets	1.2%
Other	19.5%
Asset-Backed Securities	0.4%
Short-Term Invesment Companies	2.3%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.1%
BB or Lower	89.2%
N/R (not rated)	1.7%
Total	100%

JSD	Nuveen Short Duration Credit Opportunities Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JSD at Common Share NAV	2.06%	6.35%	4.77%	5.84%
JSD at Common Share Price	2.98%	5.54%	5.77%	4.67%
Credit Suisse Leveraged Loan Index	2.36%	6.30%	4.59%	4.51%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	146.7%
Corporate Bonds	14.5%
Common Stocks	2.7%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	3.7%
Other Assets Less Liabilities	(4.3)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	163.4%
Borrowings	(4.2)%
Taxable Fund Preferred, net of deferred offering costs	(59.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

iHeartCommunications Inc	3.6%
Pacific Gas & Electric Co	3.1%
Caesars Entertainment Corp	2.0%
Intelsat Jackson Holdings, S.A.	1.9%
CenturyLink, Inc.	1.4%

Portfolio Composition

(% of total investments)

Media	13.5%
Software	9.5%
Hotels, Restaurants & Leisure	8.4%
Health Care Providers & Services	6.9%
Diversified Telecommunication Services	4.4%
Oil, Gas & Consumable Fuels	3.8%
IT Services	2.9%
Technology Hardware, Storage & Peripherals	2.9%
Electric Utilities	2.6%
Communications Equipment	2.6%
Food & Staples Retailing	2.3%
Commercial Services & Supplies	2.3%
Pharmaceuticals	2.0%
Aerospace & Defense	2.0%
Health Care Technology	1.7%
Wireless Telecommunication Services	1.5%
Professional Services	1.5%
Road & Rail	1.5%
Airlines	1.5%
Specialty Retail	1.4%
Diversified Financial Services	1.4%
Containers & Packaging	1.3%
Other	19.9%
Short-Term Investment Companies	2.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	7.2%
BB or Lower	91.2%
N/R (not rated)	1.6%
Total	100%

JQC	Nuveen Credit Strategies Income Fund Performance Overview and Holding Summaries as of January 31, 2020

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JQC at Common Share NAV	2.84%	7.90%	3.85%	6.89%
JQC at Common Share Price	6.15%	14.23%	5.99%	8.72%
Credit Suisse Leveraged Loan Index	2.36%	6.30%	4.59%	5.05%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	129.4%
Corporate Bonds	28.3%
Common Stocks	0.9%
Convertible Bonds	0.4%
Common Stock Rights	0.1%
Warrants	0.0%
Short-Term Investment Companies	6.4%
Other Assets Less Liabilities	(5.2)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	160.3%
Borrowings	(40.9)%
Reverse Repurchase Agreements	(19.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

Caesars Entertainment Corp	1.9%
Pacific Gas & Electric Co	1.9%
American Airlines Group Inc.	1.8%
Refinitiv US Holdings Inc.	1.6%
CSC Holdings LLC	1.6%

Portfolio Composition

(% of total investments)

Hotels, Restaurants & Leisure	11.3%
Media	11.2%
Health Care Providers & Services	8.0%
Software	7.3%
Commercial Services & Supplies	3.6%
Airlines	3.0%
Food & Staples Retailing	2.8%
IT Services	2.5%
Electric Utilities	2.3%
Trading Companies & Distributors	2.2%
Diversified Telecommunication Services	2.0%
Personal Products	2.0%
Health Care Technology	1.9%
Technology Hardware, Storage & Peripherals	1.8%
Communications Equipment	1.7%
Oil, Gas & Consumable Fuels	1.7%
Semiconductors & Semiconductor Equipment	1.6%
Insurance	1.6%
Professional Services	1.6%
Diversified Consumer Services	1.4%
Containers & Packaging	1.3%
Pharmaceuticals	1.3%
Building Products	1.3%
Household Products	1.2%
Other	19.5%
Short-Term Investment Companies	3.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	15.3%
BB or Lower	83.8%
N/R (not rated)	0.9%
Total	100%

NSL	Nuveen Senior Income Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 162.8% (97.6% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 146.2% (87.7% of Total Investments) (2)

	Aerospace & Defense – 3.2% (1.9% of Total Investments)

$710	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.400%	1-Month LIBOR	2.750%	10/04/24	BB	$688,297
3,185	Sequa Corporation, Term Loan B	6.904%	3-Month LIBOR	5.000%	11/28/21	B–	3,201,581
1,152	Sequa Corporation, Term Loan, Second Lien	10.770%	3-Month LIBOR	9.000%	4/28/22	Caa2	1,162,030
1,909	Transdigm, Inc., Term Loan E	4.145%	1-Month LIBOR	2.500%	5/30/25	Ba3	1,908,646
808	Transdigm, Inc., Term Loan F, (DD1)	4.145%	1-Month LIBOR	2.500%	12/30/25	Ba3	806,871
315	Transdigm, Inc., Term Loan G	4.145%	1-Month LIBOR	2.500%	8/22/20	Ba3	315,257
8,079	Total Aerospace & Defense						8,082,682

	Air Freight & Logistics – 0.7% (0.4% of Total Investments)

769	PAE Holding Corporation, Term Loan B	7.349%	2-Month LIBOR	5.500%	10/20/22	B+	772,604
1,083	XPO Logistics, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,087,938
1,852	Total Air Freight & Logistics						1,860,542

	Airlines – 2.3% (1.4% of Total Investments)

87	American Airlines, Inc., Term Loan 2025	3.411%	1-Month LIBOR	1.750%	6/27/25	BB+	86,048
3,227	American Airlines, Inc., Term Loan B	3.676%	1-Month LIBOR	2.000%	12/14/23	BB+	3,228,963
1,230	American Airlines, Inc., Term Loan B	3.649%	1-Month LIBOR	2.000%	4/28/23	BB+	1,230,000
767	American Airlines, Inc., Term Loan B, (DD1)	3.677%	1-Month LIBOR	2.000%	1/23/27	BB+	768,809
500	WestJet Airlines, Term Loan	4.684%	1-Month LIBOR	3.000%	12/11/26	Ba2	504,030
5,811	Total Airlines						5,817,850

	Auto Components – 1.7% (1.0% of Total Investments)

838	DexKo Global, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	7/24/24	B1	839,371
1,496	Johnson Controls Inc., Term Loan B	5.160%	1-Month LIBOR	3.500%	4/30/26	Ba3	1,507,846
922	Superior Industries International, Inc., Term Loan B	5.645%	1-Month LIBOR	4.000%	5/22/24	B1	913,102
945	Trico Group, LLC, Initial Term Loan, First Lien	8.945%	3-Month LIBOR	7.000%	2/02/24	B3	950,356
4,201	Total Auto Components						4,210,675

	Automobiles – 0.5% (0.3% of Total Investments)

526	Caliber Collision, Term Loan B, (DD1)	5.145%	1-Month LIBOR	3.500%	2/05/26	B1	528,619
735	Navistar, Inc., Term Loan B	5.170%	1-Month LIBOR	3.500%	11/06/24	Ba2	738,124
1,261	Total Automobiles						1,266,743

	Beverages – 0.8% (0.5% of Total Investments)

1,932	Jacobs Douwe Egberts, Term Loan B	3.813%	1-Month LIBOR	2.000%	11/01/25	Ba1	1,941,807

	Biotechnology – 1.0% (0.6% of Total Investments)

2,500	Grifols, Inc., Term Loan B, First Lien	3.561%	1-Week LIBOR	2.000%	11/15/27	BB+	2,517,187

	Building Products – 2.1% (1.2% of Total Investments)

883	ACProducts, Inc., Term Loan, First Lien	7.145%	1-Month LIBOR	5.500%	2/15/24	B+	884,229
215	Fairmount, Initial Term Loan	5.874%	3-Month LIBOR	4.000%	6/01/25	BB–	173,758
482	Ply Gem Industries, Inc., Term Loan B	5.434%	1-Month LIBOR	3.750%	4/12/25	B+	482,097
3,681	Quikrete Holdings, Inc., Term Loan B	4.145%	1-Month LIBOR	2.750%	1/29/27	BB–	3,690,678
5,261	Total Building Products						5,230,762

	Capital Markets – 0.8% (0.5% of Total Investments)

1,969	RPI Finance Trust, Term Loan B6	3.645%	1-Month LIBOR	2.000%	3/27/23	BBB–	1,975,065

	Chemicals – 0.5% (0.3% of Total Investments)

670	Ineos US Finance LLC, Term Loan	3.645%	1-Month LIBOR	2.000%	4/01/24	BB+	670,158
608	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	609,464
1,278	Total Chemicals						1,279,622

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies – 3.9% (2.3% of Total Investments)

$397	ADS Waste Holdings, Inc., Term Loan B	3.816%	1-Week LIBOR	2.250%	11/10/23	BB+	$397,597
320	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.124%	3-Month LIBOR	4.250%	6/21/24	B–	320,681
500	Creative Artists Agency, LLC, Term Loan B	5.395%	1-Month LIBOR	3.750%	11/27/26	B+	503,540
109	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	1,086
4,018	Formula One Group, Term Loan B	4.145%	1-Month LIBOR	2.500%	2/01/24	B+	4,025,278
433	Garda World Security Corp, Term Loan B, First Lien	6.660%	3-Month LIBOR	4.750%	10/30/26	B1	436,708
1,234	GFL Environmental, Term Loan	4.645%	1-Month LIBOR	3.000%	5/30/25	B+	1,233,256
409	Harland Clarke Holdings Corporation, Term Loan B7, (WI/DD)	TBD	TBD	TBD	TBD	B–	329,325
1,114	iQor US, Inc., Term Loan, First Lien	6.781%	3-Month LIBOR	5.000%	4/01/21	Caa1	916,945
250	iQor US, Inc., Term Loan, Second Lien	10.659%	3-Month LIBOR	8.750%	4/01/22	Caa3	140,704
279	KAR Auction Services, Inc., Term Loan B6	3.938%	1-Month LIBOR	2.250%	9/19/26	Ba2	282,084
690	Robertshaw US Holding Corp., Initial Term Loan, First Lien	4.938%	1-Month LIBOR	3.250%	2/28/25	B–	643,626
500	Sabert Corporation, Initial Term Loan	6.188%	1-Month LIBOR	4.500%	12/10/26	B	504,688
169	West Corporation, Incremental Term Loan B1	5.145%	1-Month LIBOR	3.500%	10/10/24	B2	142,646
10,422	Total Commercial Services & Supplies						9,878,164

	Communications Equipment – 2.9% (1.7% of Total Investments)

2,650	Avaya, Inc., Term Loan B	5.926%	1-Month LIBOR	4.250%	12/15/24	B	2,599,978
1,902	CommScope, Inc., Term Loan B	4.895%	1-Month LIBOR	3.250%	4/06/26	Ba3	1,904,394
891	Mitel US Holdings, Inc., Term Loan, First Lien	6.281%	1-Month LIBOR	4.500%	11/30/25	B	859,815
517	Plantronics, Term Loan B	4.145%	1-Month LIBOR	2.500%	7/02/25	Ba1	498,048
1,424	Univision Communications, Inc., Term Loan C5	4.395%	1-Month LIBOR	2.750%	3/15/24	B	1,409,762
7,384	Total Communications Equipment						7,271,997

	Construction & Engineering – 0.8% (0.5% of Total Investments)

945	KBR, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	4/25/25	Ba2	950,514
1,313	Traverse Midstream Partners, Term Loan B	5.650%	1-Month LIBOR	4.000%	9/27/24	B+	1,170,093
2,258	Total Construction & Engineering						2,120,607

	Consumer Finance – 0.6% (0.3% of Total Investments)

1,468	Verscend Technologies, Tern Loan B	6.145%	1-Month LIBOR	4.500%	8/27/25	B+	1,477,017

	Containers & Packaging – 0.8% (0.5% of Total Investments)

699	Berry Global, Inc., Term Loan W	3.677%	1-Month LIBOR	2.000%	10/01/22	BBB–	702,680
995	Berry Global, Inc., Term Loan Y	3.781%	1-Month LIBOR	2.000%	7/01/26	BBB–	1,000,597
376	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB+	378,337
2,070	Total Containers & Packaging						2,081,614

	Distributors – 0.4% (0.2% of Total Investments)

210	Insurance Auto Actions Inc., Term Loan	3.938%	1-Month LIBOR	2.250%	6/29/26	BB	211,856
768	SRS Distribution, Inc., Term Loan B	4.900%	1-Month LIBOR	3.250%	5/23/25	B3	765,281
978	Total Distributors						977,137

	Diversified Consumer Services – 1.9% (1.2% of Total Investments)

3,496	Cengage Learning Acquisitions, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	6/07/23	B	3,349,711
73	Education Management LLC, Elevated Term Loan B, (5)	7.612%	6-Month LIBOR	5.500%	7/02/20	N/R	920
1,485	Refinitiv, Term Loan B	4.895%	1-Month LIBOR	3.250%	10/01/25	B	1,500,778
5,054	Total Diversified Consumer Services						4,851,409

	Diversified Financial Services – 2.1% (1.2% of Total Investments)

647	Blackstone CQP, Term Loan	5.408%	3-Month LIBOR	3.500%	9/30/24	B+	647,830
1,556	Ditech Holding Corporation., Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	D	645,928
396	Getty Images, Inc., Initial Dollar Term Loan	6.188%	1-Month LIBOR	4.500%	2/19/26	B2	394,202
536	Inmarsat Finance, Term Loan, First Lien, (6)	6.150%	1-Month LIBOR	4.500%	12/11/26	B+	540,976
776	Inmarsat Finance, Term Loan, First Lien, (6)	2.737%	N/A	2.737%	12/11/26	B+	781,880

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Financial Services (continued)

$338	Lions Gate Entertainment Corp., Term Loan B	3.895%	1-Month LIBOR	2.250%	3/24/25	Ba2	$337,190
559	Sotheby’s, Term Loan B	7.170%	1-Month LIBOR	5.500%	1/15/27	B+	564,055
1,466	Travelport LLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	5/29/26	B+	1,331,963
6,274	Total Diversified Financial Services						5,244,024

	Diversified Telecommunication Services – 5.8% (3.5% of Total Investments)

990	CenturyLink, Inc, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	992,787
4,331	CenturyLink, Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	4,331,296
3,475	Frontier Communications Corporation, Term Loan B	5.400%	1-Month LIBOR	3.750%	1/14/22	B3	3,514,879
236	Intelsat Jackson Holdings, S.A., Term Loan B4	6.305%	6-Month LIBOR	4.500%	1/02/24	B1	239,332
378	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	382,999
3,456	Numericable Group S.A., Term Loan B13	5.676%	1-Month LIBOR	4.000%	8/14/26	B	3,462,748
1,000	Windstream Corporation, DIP Term Loan	4.150%	1-Month LIBOR	2.500%	2/26/21	BBB–	1,005,315
535	Windstream Corporation, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	D	508,921
272	Windstream Corporation, Term Loan B6, (DD1), (5)	9.750%	Prime	5.000%	3/29/21	N/R	264,126
14,673	Total Diversified Telecommunication Services						14,702,403

	Electric Utilities – 0.8% (0.5% of Total Investments)

532	ExGen Renewables, Term Loan	4.910%	3-Month LIBOR	3.000%	11/28/24	B	531,159
1,462	Vistra Operations Co., Term Loan B3	3.419%	1-Month LIBOR	1.750%	12/13/25	BBB–	1,469,443
1,994	Total Electric Utilities						2,000,602

	Electronic Equipment, Instruments & Components – 0.5% (0.3% of Total Investments)

1,149	TTM Technologies, Inc., Term Loan B	4.281%	1-Month LIBOR	2.500%	9/28/24	BB+	1,154,469

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

400	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	399,834

	Entertainment – 0.8% (0.5% of Total Investments)

1,339	AMC Entertainment, Inc., Term Loan B	4.650%	1-Month LIBOR	3.000%	4/22/26	Ba2	1,341,761
709	Springer SBM Two GmbH, Term Loan B16	5.145%	1-Month LIBOR	3.500%	8/14/24	B+	712,837
2,048	Total Entertainment						2,054,598

	Equity Real Estate Investment Trust – 1.6% (1.0% of Total Investments)

1,682	Communications Sales & Leasing, Inc., Shortfall Term Loan	6.645%	1-Month LIBOR	5.000%	10/24/22	Caa1	1,676,955
776	MGM Growth Properties, Term Loan B	3.566%	1-Week LIBOR	2.000%	3/21/25	BB+	778,562
717	Realogy Group LLC, Term Loan A	3.895%	1-Month LIBOR	2.250%	2/08/23	Ba1	706,430
976	Realogy Group LLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	2/08/25	BB	968,883
4,151	Total Equity Real Estate Investment Trust						4,130,830

	Food & Staples Retailing – 4.1% (2.5% of Total Investments)

3,820	Albertson’s LLC, Term Loan B7	4.395%	1-Month LIBOR	2.750%	11/17/25	BB	3,829,009
557	Albertson’s LLC, Term Loan B8	4.395%	1-Month LIBOR	2.750%	8/17/26	BB	558,809
750	BellRing Brands, Term Loan, First Lien	6.645%	1-Month LIBOR	5.000%	10/21/24	B+	764,063
518	Hearthside Group Holdings LLC, Term Loan B	5.333%	1-Month LIBOR	3.688%	5/23/25	B	513,243
4,797	US Foods, Inc., New Term Loan	3.395%	1-Month LIBOR	1.750%	6/27/23	BB+	4,814,976
10,442	Total Food & Staples Retailing						10,480,100

	Food Products – 0.6% (0.4% of Total Investments)

17	American Seafoods Group LLC, Term Loan B	6.500%	Prime	1.750%	8/21/23	BB–	17,250
540	American Seafoods Group LLC, Term Loan B	4.490%	1-Month LIBOR	2.750%	8/21/23	BB–	543,379
1,000	Froneri Lux FinCo SARL, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,003,750
1,557	Total Food Products						1,564,379

	Health Care Equipment & Supplies – 0.7% (0.4% of Total Investments)

545	Greatbatch Ltd., New Term Loan B	4.200%	1-Month LIBOR	2.500%	10/27/22	B+	550,524
647	MedPlast, Term Loan, First Lien	5.695%	3-Month LIBOR	3.750%	7/02/25	B–	637,605

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Equipment & Supplies (continued)

$718	Vyaire Medical, Inc., Term Loan B	6.659%	3-Month LIBOR	4.750%	4/16/25	B3	$622,824
1,910	Total Health Care Equipment & Supplies						1,810,953

	Health Care Providers & Services – 9.1% (5.5% of Total Investments)

2,040	Air Medical Group Holdings, Inc., Term Loan B	4.910%	1-Month LIBOR	3.250%	4/28/22	B1	2,002,511
610	Air Methods, Term Loan, First Lien	5.445%	3-Month LIBOR	3.500%	4/22/24	B	527,621
739	Ardent Health, Term Loan, First Lien	6.145%	1-Month LIBOR	4.500%	6/30/25	B1	746,206
1,087	Brightspring Health, Term Loan B	6.199%	1-Month LIBOR	4.500%	3/05/26	B1	1,090,621
744	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.895%	1-Month LIBOR	2.250%	5/18/26	BB	749,336
508	Civitas Solutions, Term Loan B	5.645%	1-Month LIBOR	4.000%	3/09/26	B	511,013
29	Civitas Solutions, Term Loan C	5.650%	1-Month LIBOR	4.000%	3/09/26	B	29,417
798	DaVita, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/12/23	BBB–	800,829
2,032	Envision Healthcare Corporation, Initial Term Loan	5.395%	1-Month LIBOR	3.750%	10/10/25	B	1,718,504
346	HCA, Inc., Term Loan B13	3.395%	1-Month LIBOR	1.750%	3/18/26	BBB–	348,775
10	Heartland Dental Care, Inc., Delay Draw Term Loan, (6)	4.966%	N/A	4.966%	4/30/25	B2	10,289
457	Heartland Dental Care, Inc., Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	4/30/25	B2	456,307
500	InnovaCare, Initial Term Loan	9.500%	Prime	4.750%	12/24/26	B+	500,000
428	Jordan Health, Initial Term Loan, First Lien	6.909%	3-Month LIBOR	5.000%	5/15/25	Caa1	366,965
1,910	Kindred at Home Hospice, Term Loan B, First Lien	4.938%	1-Month LIBOR	3.250%	7/02/25	B1	1,919,680
3,310	Lifepoint Health, Inc., New Term Loan B	5.395%	1-Week LIBOR	3.750%	11/16/25	B+	3,330,984
939	Millennium Laboratories, Inc., Term Loan B, First Lien	8.145%	1-Month LIBOR	6.500%	12/21/20	Caa3	457,006
4,059	Pharmaceutical Product Development, Inc., Term Loan B	4.145%	1-Month LIBOR	2.500%	8/18/22	Ba3	4,063,137
111	Quorum Health Corp., Term Loan B	8.527%	3-Month LIBOR	6.750%	4/29/22	Caa1	111,161
2,041	Select Medical Corporation, Term Loan B	4.580%	3-Month LIBOR	2.500%	3/06/25	Ba2	2,054,123
1,351	Team Health, Inc., Initial Term Loan	4.395%	1-Month LIBOR	2.750%	2/06/24	B2	1,086,708
147	Vizient, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	5/06/26	Ba2	148,267
24,196	Total Health Care Providers & Services						23,029,460

	Health Care Technology – 2.8% (1.7% of Total Investments)

3,367	Emdeon, Inc., Term Loan	4.145%	1-Month LIBOR	2.500%	3/01/24	B+	3,374,930
1,551	Onex Carestream Finance LP, Term Loan, First Lien	7.645%	1-Month LIBOR	6.000%	2/28/21	B1	1,529,772
938	Onex Carestream Finance LP, Term Loan, Second Lien, (cash 10.145%, PIK 1.000%)	11.145%	1-Month LIBOR	9.500%	6/07/21	B–	889,356
1,150	Zelis, Term Loan B	6.395%	1-Month LIBOR	4.750%	9/30/26	B	1,160,666
7,006	Total Health Care Technology						6,954,724

	Hotels, Restaurants & Leisure – 15.2% (9.1% of Total Investments)

1,011	24 Hour Fitness Worldwide, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	5/30/25	B	789,213
2,275	Alterra Mountain Company, Term Loan B, First Lien	4.395%	1-Month LIBOR	2.750%	7/31/24	B1	2,288,336
699	Aramark Corporation, Term Loan	3.395%	1-Month LIBOR	1.750%	3/11/25	BBB–	703,519
7,633	Burger King Corporation, Term Loan B4	3.395%	1-Month LIBOR	1.750%	11/19/26	BB+	7,639,167
3,020	Caesars Entertainment Operating Company, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	10/06/24	BB	3,026,547
3,222	Caesars Resort Collection, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	12/23/24	BB	3,225,163
975	CCM Merger, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/09/21	BB–	979,627
2,146	CityCenter Holdings LLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	4/18/24	BB–	2,152,294
1,208	ClubCorp Operations, Inc., Term Loan B, (DD1)	4.695%	3-Month LIBOR	2.750%	9/18/24	B	1,152,921
1,318	Equinox Holdings, Inc., Term Loan B1	4.645%	1-Month LIBOR	3.000%	3/08/24	B1	1,318,484
485	Four Seasons Holdings, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	11/30/23	BB	488,909
2,150	Hilton Hotels, Term Loan B2	3.411%	1-Month LIBOR	1.750%	6/22/26	BBB–	2,163,890
1,651	Life Time Fitness, Inc., Term Loan B	4.659%	3-Month LIBOR	2.750%	6/10/22	BB–	1,655,812
439	PCI Gaming, Term Loan, First Lien	4.145%	1-Month LIBOR	2.500%	5/31/26	BB+	442,292
4,691	Scientific Games Corp., Initial Term Loan B5	4.395%	1-Month LIBOR	2.750%	8/14/24	B+	4,685,408
873	Seaworld Parks and Entertainment, Inc., Term Loan B5	4.645%	1-Month LIBOR	3.000%	4/01/24	B+	876,052
2,330	Stars Group Holdings, Term Loan B	5.445%	3-Month LIBOR	3.500%	7/10/25	B+	2,346,391
1,475	Station Casino LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,472,859
988	Wyndham International, Inc., Term Loan B	3.395%	1-Month LIBOR	1.750%	5/30/25	BBB–	994,817
38,589	Total Hotels, Restaurants & Leisure						38,401,701

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Durables – 0.6% (0.4% of Total Investments)

$706	Apex Tool Group LLC, Third Amendment Term Loan	7.145%	1-Month LIBOR	5.500%	8/01/24	B2	$698,183
1,314	Serta Simmons Holdings LLC, Term Loan, First Lien	5.170%	1-Month LIBOR	3.500%	11/08/23	Caa1	865,831
2,020	Total Household Durables						1,564,014

	Household Products – 0.9% (0.6% of Total Investments)

700	Edgewell Personal Care Company, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	701,750
900	KIK Custom Products Inc., Term Loan B2	5.645%	1-Month LIBOR	4.000%	5/15/23	B3	891,563
729	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	2/05/23	B+	731,478
2,329	Total Household Products						2,324,791

	Industrial Conglomerates – 0.3% (0.2% of Total Investments)

737	Education Adisory Board, Term Loan, First Lien	7.500%	Prime	2.750%	11/15/24	B2	738,717

	Insurance – 2.5% (1.5% of Total Investments)

1,376	Acrisure LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	1,374,081
2,654	Alliant Holdings I LLC, Term Loan B	4.645%	1-Month LIBOR	3.000%	5/09/25	B	2,655,773
719	Asurion LLC, Term Loan B6	4.645%	1-Month LIBOR	3.000%	11/03/23	Ba3	720,866
1,634	Hub International Holdings, Inc., Term Loan B	4.551%	3-Month LIBOR	2.750%	4/25/25	B	1,632,018
6,383	Total Insurance						6,382,738

	Interactive Media & Services – 1.4% (0.8% of Total Investments)

2,539	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.902%	3-Month LIBOR	3.000%	11/03/23	B+	2,450,092
980	WeddingWire, Inc., Term Loan	6.145%	1-Month LIBOR	4.500%	12/19/25	B+	982,501
3,519	Total Interactive Media & Services						3,432,593

	Internet & Direct Marketing Retail – 0.6% (0.3% of Total Investments)

1,454	Uber Technologies, Inc., Term Loan	5.658%	1-Month LIBOR	4.000%	4/04/25	B1	1,457,454

	Internet Software & Services – 0.7% (0.4% of Total Investments)

968	Ancestry.com, Inc., Term Loan, First Lien	5.400%	1-Month LIBOR	3.750%	10/19/23	B	931,099
585	Dynatrace, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	8/22/25	B1	588,491
1,109	SkillSoft Corporation, Term Loan, Second Lien	10.027%	3-Month LIBOR	8.250%	4/28/22	CCC	262,436
2,662	Total Internet Software & Services						1,782,026

	IT Services – 4.0% (2.4% of Total Investments)

1,492	Datto, Inc., Term Loan	5.895%	1-Month LIBOR	4.250%	4/02/26	B	1,503,694
1	DTI Holdings, Inc., Replacement Term Loan B1	6.512%	2-Month LIBOR	4.750%	9/29/23	B–	1,223
500	DTI Holdings, Inc., Replacement Term Loan B1	6.527%	3-Month LIBOR	4.750%	9/29/23	B–	471,611
347	Gartner, Inc., Term Loan A	3.145%	1-Month LIBOR	1.500%	3/21/22	BB+	348,671
1,086	Sabre, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/22/24	BB	1,092,541
425	Science Applications International Corporation, Term Loan B	3.395%	1-Month LIBOR	1.750%	10/31/25	BB+	427,670
2,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.873%	6-Month LIBOR	9.000%	3/11/24	CCC	1,493,330
1,878	Syniverse Holdings, Inc., Term Loan C	6.873%	6-Month LIBOR	5.000%	3/09/23	B2	1,726,139
1,219	Tempo Acquisition LLC, Term Loan B	4.549%	1-Month LIBOR	2.750%	5/01/24	B1	1,223,704
1,225	West Corporation, Term Loan B	5.645%	1-Month LIBOR	4.000%	10/10/24	B2	1,046,041
724	WEX, Inc., Term Loan B3	3.895%	1-Month LIBOR	2.250%	5/15/26	Ba2	727,752
10,897	Total IT Services						10,062,376

	Life Sciences Tools & Services – 0.6% (0.4% of Total Investments)

194	Inventiv Health, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	8/01/24	BB	194,863
1,344	Parexel International Corp., Term Loan B	4.395%	1-Month LIBOR	2.750%	9/27/24	B2	1,326,991
1,538	Total Life Sciences Tools & Services						1,521,854

	Machinery – 1.5% (0.9% of Total Investments)

630	BJ’s Wholesale Club, Inc., Term Loan, First Lien	3.899%	1-Month LIBOR	2.250%	2/03/24	BB–	633,284

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery (continued)

$975	Gardner Denver, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	7/30/24	BB+	$978,686
825	Gates Global LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	4/01/24	B+	825,126
1,239	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.445%	3-Month LIBOR	4.500%	11/27/20	Caa1	1,120,323
500	TNT Crane and Rigging, Inc., Term Loan, Second Lien	10.945%	3-Month LIBOR	9.000%	11/26/21	Caa3	311,665
4,169	Total Machinery						3,869,084

	Marine – 0.4% (0.2% of Total Investments)

6	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.599%	1-Month LIBOR	8.750%	11/12/20	CCC–	2,736
383	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.527%	3-Month LIBOR	8.750%	11/12/20	CCC–	177,849
1,025	Harvey Gulf International Marine, Inc., Exit Term Loan	8.034%	3-Month LIBOR	6.000%	7/02/23	B	785,939
1,414	Total Marine						966,524

	Media – 17.4% (10.4% of Total Investments)

362	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	351,753
966	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	938,795
330	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 3.895%, PIK 1.750%)	5.645%	1-Month LIBOR	4.000%	4/10/24	N/R	284,950
217	Catalina Marketing Corporation, First Out Term Loan	9.160%	1-Month LIBOR	7.500%	2/15/23	B2	169,694
290	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.660%, PIK 9.500%)	2.660%	1-Month LIBOR	1.000%	8/15/23	Caa2	114,552
209	CBS Radio, Inc., Term Loan B2	4.160%	1-Month LIBOR	2.500%	11/18/24	BB	210,379
2,865	Cequel Communications LLC, Term Loan B	3.926%	1-Month LIBOR	2.250%	1/15/26	BB	2,875,307
2,994	Charter Communications Operating Holdings LLC, Term Loan B2	3.400%	1-Month LIBOR	1.750%	2/01/27	BBB–	3,010,849
1,225	Cineworld Group PLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	2/28/25	BB–	1,215,709
4,123	Clear Channel Outdoor Holdings, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	8/21/26	B+	4,145,359
750	Cox Media/Terrier Media, Term Loan, First Lien	6.148%	3-Month LIBOR	4.250%	12/17/26	BB–	757,312
448	CSC Holdings LLC, Refinancing Term Loan	3.926%	1-Month LIBOR	2.250%	7/17/25	BB	449,377
1,486	CSC Holdings, LLC, Term Loan B5	4.176%	1-Month LIBOR	2.500%	4/15/27	BB	1,494,597
968	Cumulus Media, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	3/31/26	B2	976,758
496	EW Scripps, Term Loan B2	4.145%	1-Month LIBOR	2.500%	5/01/26	Ba2	499,854
415	Gray Television, Inc., Term Loan B2	4.031%	1-Month LIBOR	2.250%	2/07/24	BB	416,261
375	Houghton Mifflin Harcourt, Term Loan	7.910%	1-Month LIBOR	6.250%	11/22/24	B	379,687
3,943	iHeartCommunications Inc., Term Loan B	5.781%	1-Month LIBOR	4.000%	4/29/26	BB–	3,954,083
3,790	iHeartCommunications Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	3,799,897
909	IMG Worldwide, Inc., Term Loan B	4.400%	1-Month LIBOR	2.750%	5/16/25	B	906,952
2,042	Intelsat Jackson Holdings, S.A., Term Loan B	5.682%	3-Month LIBOR	3.750%	11/30/23	B1	2,038,153
643	LCPR Loan Financing LLC, Term Loan B	6.676%	1-Month LIBOR	5.000%	10/15/26	B+	652,716
2,333	McGraw-Hill Education Holdings LLC, Term Loan B	5.645%	1-Month LIBOR	4.000%	5/02/22	B+	2,239,855
965	Meredith Corporation, Term Loan B1	4.395%	1-Month LIBOR	2.750%	1/31/25	BB	971,619
987	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.150%	1-Month LIBOR	2.500%	7/03/25	BB	991,203
750	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.150%	1-Month LIBOR	4.500%	7/03/26	B2	754,687
599	Nexstar Broadcasting, Inc., Term Loan B	4.531%	1-Month LIBOR	2.750%	9/18/26	BB	602,280
254	Nexstar Broadcasting, Inc., Term Loan B3	4.031%	1-Month LIBOR	2.250%	1/17/24	BB	255,207
1,250	Nexstar Broadcasting, Inc., Term Loan B3	3.900%	1-Month LIBOR	2.250%	1/17/24	BB	1,253,672
838	Sinclair Television Group, Term Loan B2	3.900%	1-Month LIBOR	2.250%	1/03/24	BB+	840,918
1,388	WideOpenWest Finance LLC, Term Loan B	4.904%	1-Month LIBOR	3.250%	8/18/23	B	1,379,485
4,942	Ziggo B.V., Term Loan	4.133%	1-Month LIBOR	2.500%	4/15/28	B+	4,948,341
44,152	Total Media						43,880,261

	Multiline Retail – 0.8% (0.5% of Total Investments)

1,536	Belk, Inc., Term Loan, First Lien	8.803%	3-Month LIBOR	6.750%	7/31/25	B2	1,151,332
860	EG America LLC, Term Loan, First Lien	5.961%	3-Month LIBOR	4.000%	2/07/25	B	859,561
2,396	Total Multiline Retail						2,010,893

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Multi-Utilities – 2.6% (1.6% of Total Investments)

$6,282	Pacific Gas & Electric, Revolving Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	N/R	$6,597,511

	Oil, Gas & Consumable Fuels – 4.0% (2.4% of Total Investments)

1,074	BCP Renaissance Parent, Term Loan B	5.445%	3-Month LIBOR	3.500%	10/31/24	B+	979,180
1,250	Buckeye Partners, Term Loan, First Lien	4.531%	1-Month LIBOR	2.750%	11/01/26	BBB–	1,262,763
328	California Resources Corporation, Term Loan	12.025%	1-Month LIBOR	10.375%	12/31/21	B	231,376
2,880	California Resources Corporation, Term Loan B, (DD1)	6.400%	1-Month LIBOR	4.750%	12/31/22	B	2,628,907
2,979	Fieldwood Energy LLC, Exit Term Loan	7.027%	3-Month LIBOR	5.250%	4/11/22	B+	2,562,507
2,186	Fieldwood Energy LLC, Exit Term Loan, second Lien, (DD1)	9.027%	3-Month LIBOR	7.250%	4/11/23	B+	1,357,264
592	Gulf Finance, LLC, Term Loan B	7.040%	1-Month LIBOR	5.250%	8/25/23	CCC+	465,795
354	Gulf Finance, LLC, Term Loan B	7.200%	3-Month LIBOR	5.250%	8/25/23	CCC+	279,227
422	Peabody Energy Corporation, Term Loan B	4.395%	1-Month LIBOR	2.750%	3/31/25	BB–	343,690
12,065	Total Oil, Gas & Consumable Fuels						10,110,709

	Personal Products – 1.5% (0.9% of Total Investments)

1,760	Coty, Inc., Term Loan A	3.442%	1-Month LIBOR	1.750%	4/05/23	BB–	1,733,369
132	Coty, Inc., Term Loan B	3.942%	1-Month LIBOR	2.250%	4/07/25	BB–	131,199
2,527	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.409%	3-Month LIBOR	3.500%	11/16/20	B3	1,994,157
4,419	Total Personal Products						3,858,725

	Pharmaceuticals – 3.6% (2.1% of Total Investments)

780	Akorn, Term Loan, First Lien, (cash 10.313%, PIK 0.750%)	11.063%	1-Week LIBOR	10.000%	4/16/21	B–	754,490
580	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	9/26/24	B–	555,299
2,318	Concordia Healthcare Corp, Exit Term Loan	7.447%	3-Month LIBOR	5.500%	9/06/24	B–	2,200,226
710	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1)	4.695%	3-Month LIBOR	2.750%	9/24/24	B–	596,422
582	Mallinckrodt International Finance S.A., Term Loan, First Lien, (DD1)	4.909%	3-Month LIBOR	3.000%	2/24/25	B–	486,870
1,164	Valeant Pharmaceuticals International, Inc., Term Loan B	4.420%	1-Month LIBOR	2.750%	11/27/25	BB	1,169,937
3,246	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.670%	1-Month LIBOR	3.000%	6/02/25	BB	3,263,180
9,380	Total Pharmaceuticals						9,026,424

	Professional Services – 2.5% (1.5% of Total Investments)

1,177	Ceridian HCM Holding, Inc., Term Loan B	4.645%	1-Month LIBOR	3.000%	4/30/25	B2	1,185,731
750	Dun & Bradstreet Corp.,Term Loan, First Lien	6.661%	1-Month LIBOR	5.000%	8/29/25	BB–	755,344
2,036	Nielsen Finance LLC, Term Loan B4	3.699%	1-Month LIBOR	2.000%	10/04/23	BBB–	2,041,927
448	On Assignment, Inc., Term Loan B3	3.395%	1-Month LIBOR	1.750%	4/02/25	BBB–	451,590
2,329	Skillsoft Corporation, Initial Term Loan, First Lien	6.527%	3-Month LIBOR	4.750%	4/28/21	CCC+	1,970,716
6,740	Total Professional Services						6,405,308

	Real Estate Management & Development – 0.5% (0.3% of Total Investments)

1,345	GGP, Initial Term Loan A2	3.895%	1-Month LIBOR	2.250%	8/28/23	BB+	1,342,969

	Road & Rail – 2.6% (1.5% of Total Investments)

2,771	Avolon LLC, Term Loan B3	3.408%	1-Month LIBOR	1.750%	1/15/25	Baa2	2,787,504
737	Ceva Group PLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	8/04/25	B2	635,517
1,250	Genesee & Wyoming Inc., Term Loan, First Lien	3.906%	3-Month LIBOR	2.000%	12/30/26	BB	1,258,850
960	Quality Distribution, Incremental Term Loan, First Lien	7.445%	3-Month LIBOR	5.500%	8/18/22	B–	968,400
804	Savage Enterprises LLC, Initial Term Loan	5.670%	1-Month LIBOR	4.000%	8/01/25	B+	814,936
6,522	Total Road & Rail						6,465,207

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment – 1.1% (0.7% of Total Investments)

$443	Cabot Microelectronics, Term Loan B1	3.688%	1-Month LIBOR	2.000%	11/17/25	BB+	$446,407
126	Lumileds, Term Loan B, (DD1)	5.145%	1-Month LIBOR	3.500%	6/30/24	B+	73,407
823	Lumileds, Term Loan B, (DD1)	5.445%	3-Month LIBOR	3.500%	6/30/24	B+	480,560
719	Microchip Technology, Inc., Term Loan B	3.650%	1-Month LIBOR	2.000%	5/29/25	Baa3	722,359
1,067	ON Semiconductor Corporation, New Replacement Term Loan B4	3.645%	1-Month LIBOR	2.000%	9/19/26	Baa3	1,074,164
3,178	Total Semiconductors & Semiconductor Equipment						2,796,897

	Software – 15.3% (9.2% of Total Investments)

598	Autodata Solutions, Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	6/01/26	B2	601,774
1,047	Blackboard, Inc., Term Loan B5, First Lien	7.908%	3-Month LIBOR	6.000%	6/30/24	B1	1,025,611
995	Compuware Corporation, Term Loan, First Lien	5.645%	1-Month LIBOR	4.000%	8/22/25	B	1,003,127
1,067	DiscoverOrg LLC, Term Loan B	6.145%	1-Month LIBOR	4.500%	2/02/26	B	1,070,927
1,453	Ellucian, Term Loan B, First Lien	5.195%	3-Month LIBOR	3.250%	9/30/22	B	1,458,043
1,495	Epicor Software Corporation, Term Loan B	4.900%	1-Month LIBOR	3.250%	6/01/22	B2	1,502,894
2,420	Greeneden U.S. Holdings II LLC, Term Loan B	4.899%	1-Month LIBOR	3.250%	12/01/23	B2	2,426,114
178	Greenway Health, Term Loan, First Lien	5.690%	3-Month LIBOR	3.750%	2/16/24	B	158,838
5,236	Infor (US), Inc., Term Loan B	4.695%	3-Month LIBOR	2.750%	2/01/22	Ba3	5,251,773
1,532	Informatica, Term Loan B	4.895%	1-Month LIBOR	3.250%	8/05/22	B1	1,538,708
973	Kronos Incorporated, Term Loan B	4.909%	3-Month LIBOR	3.000%	11/01/23	B	977,187
437	McAfee Holdings International, Inc., Term Loan, Second Lien	10.159%	1-Month LIBOR	8.500%	9/29/25	B–	442,833
2,620	McAfee LLC, Term Loan B	5.399%	1-Month LIBOR	3.750%	9/30/24	B	2,634,427
617	Micro Focus International PLC, New Term Loan	4.145%	1-Month LIBOR	2.500%	6/21/24	BB–	614,368
4,164	Micro Focus International PLC, Term Loan B	4.145%	1-Month LIBOR	2.500%	6/21/24	BB–	4,148,976
3,029	Micro Focus International PLC, Term Loan B2	3.895%	1-Month LIBOR	2.250%	11/19/21	BB–	3,034,581
2,219	Misys, New Term Loan, First Lien	5.277%	3-Month LIBOR	3.500%	6/13/24	B	2,199,723
929	Misys, New Term Loan, Second Lien	9.027%	3-Month LIBOR	7.250%	6/13/25	CCC+	914,347
251	Mitchell International, Inc., Initial Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	11/29/24	B2	248,582
300	Mitchell International, Inc., Initial Term Loan, Second Lien	8.895%	1-Month LIBOR	7.250%	12/01/25	CCC	292,249
698	Perforce Software Inc., Term Loan, First Lien	5.895%	1-Month LIBOR	4.250%	7/30/26	B2	699,563
970	RP Crown Parent LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	10/15/23	B1	975,456
1,762	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	3.895%	1-Month LIBOR	2.250%	4/16/25	BB+	1,765,795
1,257	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	3.395%	1-Month LIBOR	2.250%	4/16/25	BB+	1,260,016
1,800	TIBCO Software, Inc., Term Loan B	5.740%	1-Month LIBOR	4.000%	6/30/26	B1	1,811,416
499	Ultimate Software, Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	5/04/26	B	501,516
38,546	Total Software						38,558,844

	Specialty Retail – 2.3% (1.4% of Total Investments)

1,127	Academy, Ltd., Term Loan B	5.781%	1-Month LIBOR	4.000%	7/01/22	CCC+	912,044
767	Petco Animal Supplies, Inc., Term Loan B1	5.027%	3-Month LIBOR	3.250%	1/26/23	B2	653,069
1,206	Petsmart Inc., Term Loan B	4.670%	1-Month LIBOR	3.000%	3/11/22	B2	1,194,326
2,988	Petsmart Inc., Term Loan B, First Lien	5.670%	1-Month LIBOR	4.000%	3/11/22	B	2,985,052
470	Serta Simmons Holdings LLC, Term Loan, Second Lien	9.660%	1-Month LIBOR	8.000%	11/08/24	Caa3	145,601
6,558	Total Specialty Retail						5,890,092

	Technology Hardware, Storage & Peripherals – 5.6% (3.4% of Total Investments)

3,110	BMC Software, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	10/02/25	B2	3,068,882
7,419	Dell International LLC, Refinancing Term Loan B1	3.650%	1-Month LIBOR	2.000%	9/19/25	BBB–	7,459,720
830	Diebold, Inc., Term Loan A1	10.938%	1-Month LIBOR	9.250%	8/31/22	B–	880,897
499	NCR Corporation, Term Loan B	4.150%	1-Month LIBOR	2.500%	8/28/26	BBB–	501,246
2,312	Western Digital, Term Loan B	3.395%	1-Month LIBOR	1.750%	4/29/23	Baa2	2,318,316
14,170	Total Technology Hardware, Storage & Peripherals						14,229,061

	Trading Companies & Distributors – 0.5% (0.3% of Total Investments)

346	Hayward Industries, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	8/05/24	B	343,799

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Trading Companies & Distributors (continued)

$802	Univar, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	7/01/24	BB+	$805,326
1,148	Total Trading Companies & Distributors						1,149,125

	Transportation Infrastructure – 0.5% (0.3% of Total Investments)

495	Atlantic Aviation FBO Inc., Term Loan	5.400%	1-Month LIBOR	3.750%	12/06/25	BB	500,569
486	Standard Aero, USD Term Loan B	5.945%	3-Month LIBOR	4.000%	4/06/26	B	489,737
262	Standard Aero, Canadien Term Loan	5.945%	3-Month LIBOR	4.000%	4/06/26	B	263,299
1,243	Total Transportation Infrastructure						1,253,605

	Wireless Telecommunication Services – 2.7% (1.6% of Total Investments)

653	Asurion LLC, Term Loan B4	4.645%	1-Month LIBOR	3.000%	8/04/22	Ba3	654,685
1,684	Sprint Corporation, Incremental Term Loan	4.688%	1-Month LIBOR	3.000%	2/02/24	Ba2	1,665,301
4,489	Sprint Corporation, Term Loan, First Lien	4.188%	1-Month LIBOR	2.500%	2/02/24	Ba2	4,401,781
6,826	Total Wireless Telecommunication Services						6,721,767
$380,259	Total Variable Rate Senior Loan Interests (cost $373,957,596)						369,168,526

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 13.8% (8.2% of Total Investments)

	Communications Equipment – 1.8% (1.1% of Total Investments)

$3,065	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	$2,505,637
2,305	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	1,989,976
5,370	Total Communications Equipment						4,495,613

	Consumer Finance – 0.5% (0.3% of Total Investments)

1,172	Verscend Escrow Corp, 144A			9.750%	8/15/26	CCC+	1,274,550

	Containers & Packaging – 0.9% (0.5% of Total Investments)

2,277	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu			5.750%	10/15/20	B+	2,282,641

	Diversified Telecommunication Services – 0.6% (0.3% of Total Investments)

535	Consolidated Communications Inc			6.500%	10/01/22	CCC+	510,591
500	Frontier Communications Corp			11.000%	9/15/25	CCC–	231,250
685	Frontier Communications Corp, 144A			8.000%	4/01/27	B3	715,003
1,720	Total Diversified Telecommunication Services						1,456,844

	Electric Utilities – 3.3% (2.0% of Total Investments)

1,175	Energy Harbor Corp, (5)			6.850%	6/01/34	BBB–	1,114,340
515	Pacific Gas & Electric Co, (5)			2.450%	8/15/22	D	544,612
418	Pacific Gas & Electric Co, (5)			3.850%	11/15/23	D	447,260
1,185	Pacific Gas & Electric Co, (5)			3.300%	12/01/27	D	1,227,897
2,500	Pacific Gas & Electric Co, (5)			6.050%	3/01/34	D	2,875,000
1,360	Pacific Gas & Electric Co, (5)			4.750%	2/15/44	D	1,543,600
450	Pacific Gas & Electric Co, (5)			4.250%	3/15/46	D	473,625
7,603	Total Electric Utilities						8,226,334

	Entertainment – 0.7% (0.4% of Total Investments)

2,070	AMC Entertainment Holdings Inc			6.125%	5/15/27	B3	1,759,500

	Health Care Equipment & Supplies – 0.1% (0.1% of Total Investments)

500	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A			5.625%	10/15/23	CCC–	197,500

	Health Care Providers & Services – 0.3% (0.2% of Total Investments)

220	Envision Healthcare Corp, 144A			8.750%	10/15/26	CCC+	132,660
430	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A			9.750%	12/01/26	CCC+	479,988
60	Tenet Healthcare Corp			8.125%	4/01/22	B–	65,552
90	Tenet Healthcare Corp, 144A			6.250%	2/01/27	Ba3	95,184
800	Total Health Care Providers & Services						773,384

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	IT Services – 0.3% (0.2% of Total Investments)

$775	Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho, 144A	10.000%	11/30/24	CCC+	$834,094

	Media – 3.4% (2.0% of Total Investments)

100	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	BBB–	100,591
425	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	B–	462,719
347	DISH DBS Corp	5.125%	5/01/20	B1	348,870
1,700	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	1,768,000
2,430	iHeartCommunications Inc, (5), (7)	9.000%	3/01/21	N/R	24
9,172	iHeartCommunications Inc, (5), (7)	14.000%	8/01/21	N/R	92
1,524	iHeartCommunications Inc, 144A, (5), (7)	11.250%	3/01/21	N/R	15
3,224	iHeartCommunications Inc	8.375%	5/01/27	B–	3,505,707
2,250	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	2,345,625
2,122	iHeartCommunications Inc, (5), (7)	9.000%	12/15/49	N/R	21
23,294	Total Media				8,531,664

	Oil, Gas & Consumable Fuels – 1.2% (0.7% of Total Investments)

1,715	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,835,050
300	MEG Energy Corp, 144A	7.000%	3/31/24	BB–	302,250
650	Oasis Petroleum Inc, 144A	6.250%	5/01/26	B+	495,625
800	Whiting Petroleum Corp	6.625%	1/15/26	BB–	447,960
3,465	Total Oil, Gas & Consumable Fuels				3,080,885

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

437	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	415,150

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

761	Advanced Micro Devices Inc	7.500%	8/15/22	BB–	858,469

	Wireless Telecommunication Services – 0.2% (0.1% of Total Investments)

985	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	522,050
$51,229	Total Corporate Bonds (cost $35,201,780)				34,708,678

Shares	Description (1)				Value

	COMMON STOCKS – 2.7% (1.7% of Total Investments)

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

12,578	Cengage Learning Holdings II Inc, (8), (9)				$160,847

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

40,007	Transocean Ltd				182,432
5,623	Vantage Drilling International, (8), (9)				164,006
	Total Energy Equipment & Services				346,438

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

38,382	Millennium Health LLC, (8), (9)				230
35,750	Millennium Health LLC, (7), (9)				37,823
33,563	Millennium Health LLC, (7), (9)				33,832
	Total Health Care Providers & Services				71,885

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

5,388	Catalina Marketing Corp, (8), (9)				26,940

	Media – 2.1% (1.3% of Total Investments)

363,854	Clear Channel Outdoor Holdings Inc, (9)				993,321
40,449	Cumulus Media Inc, (9)				566,286
775,233	Hibu plc, (8), (9)				86,826
182,131	iHeartMedia Inc, (9)				3,220,076
6,268	Metro-Goldwyn-Mayer Inc, (8), (9)				541,662

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Shares	Description (1)		Value

	Media (continued)

14,825	Tribune Co, (7)		$3,262
	Total Media		5,411,433

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

11,890	Advanz Pharma Corp Ltd, (9)		72,648

	Software – 0.4% (0.2% of Total Investments)

72,474	Avaya Holdings Corp, (9)		925,493
	Total Common Stocks (cost $13,273,801)		7,015,684

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.1% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.0% of Total Investments)

7,052	Fieldwood Energy Inc, (8), (9)		$134,870
1,425	Fieldwood Energy Inc, (8), (9)		27,253
	Total Common Stock Rights (cost $201,310)		162,123

Shares	Description (1)		Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

11,806	Avaya Holdings Corp, (8)		$12,396
	Total Warrants (cost $1,103,821)		12,396
	Total Long-Term Investments (cost $423,738,308)		411,067,407

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 4.1% (2.4% of Total Investments)

	INVESTMENT COMPANIES – 4.1% (2.4% of Total Investments)

10,252,247	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.153% (11)	$10,252,247
	Total Short-Term Investments (cost $10,252,247)		10,252,247
	Total Investments (cost $433,990,555) – 166.9%		421,319,654
	Borrowings – (45.2)% (12), (13)		(114,000,000)
	Term Preferred Shares, net of deferred offering costs – (16.9)% (14)		(42,677,990)
	Other Assets Less Liabilities – (4.8)%		(12,271,928)
	Net Assets Applicable to Common Shares – 100%		$252,369,736

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-Income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 27.1%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.1%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 161.5% (97.3% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 141.5% (85.2% of Total Investments) (2)

	Aerospace & Defense – 2.5% (1.5% of Total Investments)

$1,776	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.400%	1-Month LIBOR	2.750%	10/04/24	BB	$1,720,742
5,901	Sequa Corporation, Term Loan B	6.904%	3-Month LIBOR	5.000%	11/28/21	B–	5,932,293
2,135	Sequa Corporation, Term Loan, Second Lien	10.770%	3-Month LIBOR	9.000%	4/28/22	Caa2	2,153,155
2,863	Transdigm, Inc., Term Loan E	4.145%	1-Month LIBOR	2.500%	5/30/25	Ba3	2,862,968
1,766	Transdigm, Inc., Term Loan F, (DD1)	4.145%	1-Month LIBOR	2.500%	12/30/25	Ba3	1,763,368
1,290	Transdigm, Inc., Term Loan G	4.145%	1-Month LIBOR	2.500%	8/22/20	Ba3	1,290,102
15,731	Total Aerospace & Defense						15,722,628

	Air Freight & Logistics – 0.6% (0.4% of Total Investments)

1,538	PAE Holding Corporation, Term Loan B	7.349%	2-Month LIBOR	5.500%	10/20/22	B+	1,545,208
2,166	XPO Logistics, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/24/25	BBB–	2,175,877
3,704	Total Air Freight & Logistics						3,721,085

	Airlines – 2.0% (1.2% of Total Investments)

74	American Airlines, Inc., Term Loan 2025	3.411%	1-Month LIBOR	1.750%	6/27/25	BB+	73,372
2,640	American Airlines, Inc., Term Loan B	3.649%	1-Month LIBOR	2.000%	4/28/23	BB+	2,640,000
7,458	American Airlines, Inc., Term Loan B	3.676%	1-Month LIBOR	2.000%	12/14/23	BB+	7,462,768
1,573	American Airlines, Inc., Term Loan B, (DD1)	3.427%	1-Month LIBOR	1.750%	1/23/27	BB+	1,558,964
1,000	WestJet Airlines, Term Loan	4.684%	1-Month LIBOR	3.000%	12/11/26	Ba2	1,008,060
12,745	Total Airlines						12,743,164

	Auto Components – 1.4% (0.8% of Total Investments)

1,397	DexKo Global, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	7/24/24	B1	1,398,952
3,491	Johnson Controls Inc., Term Loan B	5.160%	1-Month LIBOR	3.500%	4/30/26	Ba3	3,518,307
1,845	Superior Industries International, Inc., Term Loan B	5.645%	1-Month LIBOR	4.000%	5/22/24	B1	1,826,204
1,889	Trico Group, LLC, Initial Term Loan, First Lien	8.945%	3-Month LIBOR	7.000%	2/02/24	B3	1,900,712
8,622	Total Auto Components						8,644,175

	Automobiles – 0.4% (0.2% of Total Investments)

1,052	Caliber Collision, Term Loan B, (DD1)	5.145%	1-Month LIBOR	3.500%	2/05/26	B1	1,057,239
1,470	Navistar, Inc., Term Loan B	5.170%	1-Month LIBOR	3.500%	11/06/24	Ba2	1,476,248
2,522	Total Automobiles						2,533,487

	Beverages – 0.6% (0.4% of Total Investments)

3,576	Jacobs Douwe Egberts, Term Loan B	3.813%	1-Month LIBOR	2.000%	11/01/25	Ba1	3,595,080

	Biotechnology – 0.7% (0.5% of Total Investments)

4,583	Grifols, Inc., Term Loan B, First Lien	3.561%	1-Week LIBOR	2.000%	11/15/27	BB+	4,614,844

	Building Products – 2.0% (1.2% of Total Investments)

1,963	ACProducts, Inc., Term Loan, First Lien	7.145%	1-Month LIBOR	5.500%	2/15/24	B+	1,964,953
307	Fairmount, Initial Term Loan	5.874%	3-Month LIBOR	4.000%	6/01/25	BB–	248,227
642	Ply Gem Industries, Inc., Term Loan B	5.434%	1-Month LIBOR	3.750%	4/12/25	B+	642,796
9,511	Quikrete Holdings, Inc., Term Loan B	4.145%	1-Month LIBOR	2.750%	1/29/27	BB–	9,535,450
12,423	Total Building Products						12,391,426

	Capital Markets – 1.2% (0.7% of Total Investments)

7,579	RPI Finance Trust, Term Loan B6	3.645%	1-Month LIBOR	2.000%	3/27/23	BBB–	7,603,154

	Chemicals – 0.3% (0.2% of Total Investments)

1,193	Ineos US Finance LLC, Term Loan	3.645%	1-Month LIBOR	2.000%	4/01/24	BB+	1,194,454

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals (continued)

$530	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	$530,877
1,723	Total Chemicals						1,725,331

	Commercial Services & Supplies – 3.6% (2.2% of Total Investments)

1,681	ADS Waste Holdings, Inc., Term Loan B	3.816%	1-Week LIBOR	2.250%	11/10/23	BB+	1,684,810
584	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.124%	3-Month LIBOR	4.250%	6/21/24	B–	584,634
1,125	Creative Artists Agency, LLC, Term Loan B	5.395%	1-Month LIBOR	3.750%	11/27/26	B+	1,132,965
687	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	6,865
9,273	Formula One Group, Term Loan B	4.145%	1-Month LIBOR	2.500%	2/01/24	B+	9,289,784
1,058	Garda World Security Corp, Term Loan B, First Lien	6.660%	3-Month LIBOR	4.750%	10/30/26	B1	1,067,508
2,469	GFL Environmental, Term Loan	4.645%	1-Month LIBOR	3.000%	5/30/25	B+	2,466,512
1,002	Harland Clarke Holdings Corporation, Term Loan B7, (WI/DD)	TBD	TBD	TBD	TBD	B–	806,847
2,228	iQor US, Inc., Term Loan, First Lien	6.781%	3-Month LIBOR	5.000%	4/01/21	Caa1	1,833,891
500	iQor US, Inc., Term Loan, Second Lien	10.659%	3-Month LIBOR	8.750%	4/01/22	Caa3	281,408
419	KAR Auction Services, Inc., Term Loan B6	3.938%	1-Month LIBOR	2.250%	9/19/26	Ba2	423,126
1,684	Robertshaw US Holding Corp., Initial Term Loan, First Lien	4.938%	1-Month LIBOR	3.250%	2/28/25	B–	1,570,182
1,000	Sabert Corporation, Initial Term Loan	6.188%	1-Month LIBOR	4.500%	12/10/26	B	1,009,375
337	West Corporation, Incremental Term Loan B1	5.145%	1-Month LIBOR	3.500%	10/10/24	B2	285,292
24,047	Total Commercial Services & Supplies						22,443,199

	Communications Equipment – 3.7% (2.2% of Total Investments)

6,929	Avaya, Inc., Term Loan B	5.926%	1-Month LIBOR	4.250%	12/15/24	B	6,797,363
5,945	CommScope, Inc., Term Loan B	4.895%	1-Month LIBOR	3.250%	4/06/26	Ba3	5,951,229
1,584	Mitel US Holdings, Inc., Term Loan, First Lien	6.281%	1-Month LIBOR	4.500%	11/30/25	B	1,528,560
784	Plantronics, Term Loan B	4.145%	1-Month LIBOR	2.500%	7/02/25	Ba1	755,159
7,959	Univision Communications, Inc., Term Loan C5	4.395%	1-Month LIBOR	2.750%	3/15/24	B	7,882,402
23,201	Total Communications Equipment						22,914,713

	Construction & Engineering – 0.6% (0.3% of Total Investments)

1,890	KBR, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	4/25/25	Ba2	1,901,028
1,738	Traverse Midstream Partners, Term Loan B	5.650%	1-Month LIBOR	4.000%	9/27/24	B+	1,548,789
3,628	Total Construction & Engineering						3,449,817

	Consumer Finance – 0.5% (0.3% of Total Investments)

2,935	Verscend Technologies, Tern Loan B	6.145%	1-Month LIBOR	4.500%	8/27/25	B+	2,954,035

	Containers & Packaging – 1.0% (0.6% of Total Investments)

1,398	Berry Global, Inc., Term Loan W	3.677%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,405,361
2,985	Berry Global, Inc., Term Loan Y	3.781%	1-Month LIBOR	2.000%	7/01/26	BBB–	3,001,791
1,932	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,942,733
6,315	Total Containers & Packaging						6,349,885

	Distributors – 0.3% (0.2% of Total Investments)

315	Insurance Auto Actions Inc., Term Loan	3.938%	1-Month LIBOR	2.250%	6/29/26	BB	317,785
1,537	SRS Distribution, Inc., Term Loan B	4.900%	1-Month LIBOR	3.250%	5/23/25	B3	1,530,561
1,852	Total Distributors						1,848,346

	Diversified Consumer Services – 1.4% (0.8% of Total Investments)

5,746	Cengage Learning Acquisitions, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	6/07/23	B	5,505,536
465	Education Management LLC, Elevated Term Loan B, (5)	7.612%	6-Month LIBOR	5.500%	7/02/20	N/R	5,817
2,970	Refinitiv, Term Loan B	4.895%	1-Month LIBOR	3.250%	10/01/25	B	3,001,556
9,181	Total Diversified Consumer Services						8,512,909

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Financial Services – 2.1% (1.2% of Total Investments)

$1,965	Blackstone CQP, Term Loan	5.408%	3-Month LIBOR	3.500%	9/30/24	B+	$1,968,407
3,471	Ditech Holding Corporation., Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	D	1,440,667
750	Getty Images, Inc., Initial Dollar Term Loan	6.188%	1-Month LIBOR	4.500%	2/19/26	B2	745,864
1,278	Inmarsat Finance, Term Loan, First Lien, (6)	6.150%	1-Month LIBOR	4.500%	12/11/26	B+	1,288,038
1,847	Inmarsat Finance, Term Loan, First Lien, (6)	2.737%	N/A	2.737%	12/11/26	B+	1,861,618
676	Lions Gate Entertainment Corp., Term Loan B	3.895%	1-Month LIBOR	2.250%	3/24/25	Ba2	674,381
1,397	Sotheby’s, Term Loan B	7.170%	1-Month LIBOR	5.500%	1/15/27	B+	1,410,136
3,736	Travelport LLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	5/29/26	B+	3,394,642
15,120	Total Diversified Financial Services						12,783,753

	Diversified Telecommunication Services – 4.7% (2.8% of Total Investments)

2,025	CenturyLink, Inc, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	2,030,700
8,926	CenturyLink, Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	8,927,196
7,211	Frontier Communications Corporation, Term Loan B	5.400%	1-Month LIBOR	3.750%	1/14/22	B3	7,294,568
465	Intelsat Jackson Holdings, S.A., Term Loan B4	6.305%	6-Month LIBOR	4.500%	1/02/24	B1	470,711
744	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	753,271
6,913	Numericable Group S.A., Term Loan B13	5.676%	1-Month LIBOR	4.000%	8/14/26	B	6,925,495
1,250	Windstream Corporation, DIP Term Loan	4.150%	1-Month LIBOR	2.500%	2/26/21	BBB–	1,256,644
543	Windstream Corporation, Term Loan B6, (DD1), (5)	9.750%	Prime	5.000%	3/29/21	N/R	528,251
1,315	Windstream Corporation, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	D	1,250,900
29,392	Total Diversified Telecommunication Services						29,437,736

	Electric Utilities – 0.7% (0.4% of Total Investments)

1,181	ExGen Renewables, Term Loan	4.910%	3-Month LIBOR	3.000%	11/28/24	B	1,180,354
2,987	Vistra Operations Co., Term Loan B3	3.419%	1-Month LIBOR	1.750%	12/13/25	BBB–	3,001,737
4,168	Total Electric Utilities						4,182,091

	Electronic Equipment, Instruments & Components – 0.4% (0.2% of Total Investments)

2,269	TTM Technologies, Inc., Term Loan B	4.281%	1-Month LIBOR	2.500%	9/28/24	BB+	2,279,388

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

1,000	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	999,585

	Entertainment – 0.9% (0.5% of Total Investments)

4,159	AMC Entertainment, Inc., Term Loan B	4.650%	1-Month LIBOR	3.000%	4/22/26	Ba2	4,169,588
1,270	Springer SBM Two GmbH, Term Loan B16	5.145%	1-Month LIBOR	3.500%	8/14/24	B+	1,276,098
5,429	Total Entertainment						5,445,686

	Equity Real Estate Investment Trust – 1.5% (0.9% of Total Investments)

3,802	Communications Sales & Leasing, Inc., Shortfall Term Loan	6.645%	1-Month LIBOR	5.000%	10/24/22	Caa1	3,789,645
2,408	MGM Growth Properties, Term Loan B	3.566%	1-Week LIBOR	2.000%	3/21/25	BB+	2,417,216
1,434	Realogy Group LLC, Term Loan A	3.895%	1-Month LIBOR	2.250%	2/08/23	Ba1	1,412,859
1,825	Realogy Group LLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	2/08/25	BB	1,811,326
9,469	Total Equity Real Estate Investment Trust						9,431,046

	Food & Staples Retailing – 4.4% (2.6% of Total Investments)

2,853	Albertson’s LLC, Term Loan B8	4.395%	1-Month LIBOR	2.750%	8/17/26	BB	2,858,891
8,110	Albertson’s LLC, Term Loan B7	4.395%	1-Month LIBOR	2.750%	11/17/25	BB	8,128,303
1,750	BellRing Brands, Term Loan, First Lien	6.645%	1-Month LIBOR	5.000%	10/21/24	B+	1,782,813
219	Del Monte Foods Company, Term Loan, First Lien	5.160%	3-Month LIBOR	3.250%	2/18/21	CCC+	207,345
1,036	Hearthside Group Holdings LLC, Term Loan B	5.333%	1-Month LIBOR	3.688%	5/23/25	B	1,026,486
13,234	US Foods, Inc., New Term Loan	3.395%	1-Month LIBOR	1.750%	6/27/23	BB+	13,284,764
27,202	Total Food & Staples Retailing						27,288,602

	Food Products – 0.5% (0.3% of Total Investments)

38	American Seafoods Group LLC, Term Loan B	6.500%	Prime	1.750%	8/21/23	BB–	37,950
1,188	American Seafoods Group LLC, Term Loan B	4.490%	1-Month LIBOR	2.750%	8/21/23	BB–	1,195,433

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Food Products (continued)

$2,000	Froneri Lux FinCo SARL, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B+	$2,007,500
3,226	Total Food Products						3,240,883

	Health Care Equipment & Supplies – 0.6% (0.4% of Total Investments)

1,089	Greatbatch Ltd., New Term Loan B	4.200%	1-Month LIBOR	2.500%	10/27/22	B+	1,101,049
1,664	MedPlast, Term Loan, First Lien	5.695%	3-Month LIBOR	3.750%	7/02/25	B–	1,638,276
1,436	Vyaire Medical, Inc., Term Loan B	6.659%	3-Month LIBOR	4.750%	4/16/25	B3	1,245,647
4,189	Total Health Care Equipment & Supplies						3,984,972

	Health Care Providers & Services – 9.0% (5.5% of Total Investments)

1,827	Acadia Healthcare, Inc., Term Loan B3	4.145%	1-Month LIBOR	2.500%	2/11/22	Ba2	1,836,672
4,297	Air Medical Group Holdings, Inc., Term Loan B	4.910%	1-Month LIBOR	3.250%	4/28/22	B1	4,216,835
1,374	Air Methods, Term Loan, First Lien	5.445%	3-Month LIBOR	3.500%	4/22/24	B	1,188,561
1,479	Ardent Health, Term Loan, First Lien	6.145%	1-Month LIBOR	4.500%	6/30/25	B1	1,492,412
2,323	Brightspring Health, Term Loan B	6.199%	1-Month LIBOR	4.500%	3/05/26	B1	2,331,020
1,241	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.895%	1-Month LIBOR	2.250%	5/18/26	BB	1,248,894
1,016	Civitas Solutions, Term Loan B	5.645%	1-Month LIBOR	4.000%	3/09/26	B	1,022,025
58	Civitas Solutions, Term Loan C	5.650%	1-Month LIBOR	4.000%	3/09/26	B	58,834
1,596	DaVita, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/12/23	BBB–	1,601,658
4,947	Envision Healthcare Corporation, Initial Term Loan	5.395%	1-Month LIBOR	3.750%	10/10/25	B	4,183,797
1,234	HCA, Inc., Term Loan B12	3.395%	1-Month LIBOR	1.750%	3/13/25	BBB–	1,242,540
4,043	HCA, Inc., Term Loan B13	3.395%	1-Month LIBOR	1.750%	3/18/26	BBB–	4,069,807
22	Heartland Dental Care, Inc., Delay Draw Term Loan, (6)	4.966%	N/A	4.966%	4/30/25	B2	21,947
975	Heartland Dental Care, Inc., Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	4/30/25	B2	973,285
1,000	InnovaCare, Initial Term Loan	9.500%	Prime	4.750%	12/24/26	B+	1,000,000
1,090	Jordan Health, Initial Term Loan, First Lien	6.909%	3-Month LIBOR	5.000%	5/15/25	Caa1	935,181
3,820	Kindred at Home Hospice, Term Loan B, First Lien	4.938%	1-Month LIBOR	3.250%	7/02/25	B1	3,839,361
7,159	Lifepoint Health, Inc., New Term Loan B	5.395%	1-Week LIBOR	3.750%	11/16/25	B+	7,205,178
2,124	Millennium Laboratories, Inc., Term Loan B, First Lien	8.145%	1-Month LIBOR	6.500%	12/21/20	Caa3	1,034,104
10,707	Pharmaceutical Product Development, Inc., Term Loan B	4.145%	1-Month LIBOR	2.500%	8/18/22	Ba3	10,718,497
252	Quorum Health Corp., Term Loan B	8.527%	3-Month LIBOR	6.750%	4/29/22	Caa1	252,560
3,350	Select Medical Corporation, Term Loan B	4.580%	3-Month LIBOR	2.500%	3/06/25	Ba2	3,372,140
2,701	Team Health, Inc., Initial Term Loan	4.395%	1-Month LIBOR	2.750%	2/06/24	B2	2,173,417
368	Vizient, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	5/06/26	Ba2	370,667
59,003	Total Health Care Providers & Services						56,389,392

	Health Care Technology – 2.5% (1.5% of Total Investments)

8,197	Emdeon, Inc., Term Loan	4.145%	1-Month LIBOR	2.500%	3/01/24	B+	8,215,243
2,911	Onex Carestream Finance LP, Term Loan, First Lien	7.645%	1-Month LIBOR	6.000%	2/28/21	B1	2,871,461
2,351	Onex Carestream Finance LP, Term Loan, Second Lien, (cash 10.145%, PIK 1.000%)	11.145%	1-Month LIBOR	9.500%	6/07/21	B–	2,229,496
2,450	Zelis, Term Loan B	6.395%	1-Month LIBOR	4.750%	9/30/26	B	2,472,724
15,909	Total Health Care Technology						15,788,924

	Hotels, Restaurants & Leisure – 17.0% (10.2% of Total Investments)

2,526	24 Hour Fitness Worldwide, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	5/30/25	B	1,973,032
3,791	Alterra Mountain Company, Term Loan B, First Lien	4.395%	1-Month LIBOR	2.750%	7/31/24	B1	3,813,893
1,166	Aramark Corporation, Term Loan	3.395%	1-Month LIBOR	1.750%	3/11/25	BBB–	1,172,532
982	Arby’s Restaurant Group, Inc., Term Loan B	4.384%	1-Month LIBOR	2.750%	2/02/25	B+	985,880
567	Boyd Gaming Corporation, Refinancing Term Loan B	3.811%	1-Week LIBOR	2.250%	9/15/23	BB	569,710
25,744	Burger King Corporation, Term Loan B4	3.395%	1-Month LIBOR	1.750%	11/19/26	BB+	25,763,714
7,254	Caesars Entertainment Operating Company, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	10/06/24	BB	7,270,332

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$10,502	Caesars Resort Collection, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	12/23/24	BB	$10,511,286
498	Carrols Restaurant Group Inc., Term Loan B	4.920%	1-Month LIBOR	3.250%	4/30/26	B	485,475
841	CCM Merger, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/09/21	BB–	845,229
4,536	CityCenter Holdings LLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	4/18/24	BB–	4,548,834
2,886	ClubCorp Operations, Inc., Term Loan B, (DD1)	4.695%	3-Month LIBOR	2.750%	9/18/24	B	2,753,799
3,987	Equinox Holdings, Inc., Term Loan B1	4.645%	1-Month LIBOR	3.000%	3/08/24	B1	3,986,868
970	Four Seasons Holdings, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	11/30/23	BB	977,818
10,743	Hilton Hotels, Term Loan B2	3.411%	1-Month LIBOR	1.750%	6/22/26	BBB–	10,809,736
2,968	Life Time Fitness, Inc., Term Loan B	4.659%	3-Month LIBOR	2.750%	6/10/22	BB–	2,977,427
878	PCI Gaming, Term Loan, First Lien	4.145%	1-Month LIBOR	2.500%	5/31/26	BB+	884,584
11,463	Scientific Games Corp., Initial Term Loan B5	4.395%	1-Month LIBOR	2.750%	8/14/24	B+	11,448,303
3,142	Seaworld Parks and Entertainment, Inc., Term Loan B5	4.645%	1-Month LIBOR	3.000%	4/01/24	B+	3,154,361
5,997	Stars Group Holdings, Term Loan B	5.445%	3-Month LIBOR	3.500%	7/10/25	B+	6,040,158
2,949	Station Casino LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,945,718
1,975	Wyndham International, Inc., Term Loan B	3.395%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,989,635
106,365	Total Hotels, Restaurants & Leisure						105,908,324

	Household Durables – 0.6% (0.4% of Total Investments)

1,719	Apex Tool Group LLC, Third Amendment Term Loan	7.145%	1-Month LIBOR	5.500%	8/01/24	B2	1,701,206
3,477	Serta Simmons Holdings LLC, Term Loan, First Lien	5.170%	1-Month LIBOR	3.500%	11/08/23	Caa1	2,290,306
5,196	Total Household Durables						3,991,512

	Household Products – 1.3% (0.8% of Total Investments)

1,750	Edgewell Personal Care Company, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,754,375
318	Energizer Holdings, Term Loan B	4.063%	1-Month LIBOR	2.250%	12/17/25	BB+	319,458
2,350	KIK Custom Products Inc., Term Loan B2	5.645%	1-Month LIBOR	4.000%	5/15/23	B3	2,327,969
3,745	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	2/05/23	B+	3,756,093
8,163	Total Household Products						8,157,895

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

1,470	Education Advisory Board, Term Loan, First Lien	5.736%	3-Month LIBOR	3.750%	11/15/24	B2	1,473,675
4	Education Advisory Board, Term Loan, First Lien	5.549%	2-Month LIBOR	3.750%	11/15/24	B2	3,759
1,474	Total Industrial Conglomerates						1,477,434

	Insurance – 2.6% (1.6% of Total Investments)

3,133	Acrisure LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	3,127,212
6,057	Alliant Holdings I LLC, Term Loan B	4.645%	1-Month LIBOR	3.000%	5/09/25	B	6,061,198
3,955	Asurion LLC, Term Loan B6	4.645%	1-Month LIBOR	3.000%	11/03/23	Ba3	3,964,764
3,318	Hub International Holdings, Inc., Term Loan B	4.551%	3-Month LIBOR	2.750%	4/25/25	B	3,314,395
16,463	Total Insurance						16,467,569

	Interactive Media & Services – 1.3% (0.8% of Total Investments)

6,569	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.902%	3-Month LIBOR	3.000%	11/03/23	B+	6,339,359
1,980	WeddingWire, Inc., Term Loan	6.145%	1-Month LIBOR	4.500%	12/19/25	B+	1,984,950
8,549	Total Interactive Media & Services						8,324,309

	Internet & Direct Marketing Retail – 0.6% (0.3% of Total Investments)

2,909	Uber Technologies, Inc., Term Loan	5.658%	1-Month LIBOR	4.000%	4/04/25	B1	2,914,907
568	Uber Technologies, Inc., Term Loan	5.145%	1-Month LIBOR	3.500%	7/13/23	B1	568,787
3,477	Total Internet & Direct Marketing Retail						3,483,694

	Internet Software & Services – 0.6% (0.4% of Total Investments)

1,935	Ancestry.com, Inc., Term Loan, First Lien	5.400%	1-Month LIBOR	3.750%	10/19/23	B	1,862,197
1,240	Dynatrace, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	8/22/25	B1	1,246,013

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet Software & Services (continued)

$2,448	SkillSoft Corporation, Term Loan, Second Lien	10.027%	3-Month LIBOR	8.250%	4/28/22	CCC	$579,344
5,623	Total Internet Software & Services						3,687,554

	IT Services – 3.4% (2.1% of Total Investments)

3,084	Datto, Inc., Term Loan	5.895%	1-Month LIBOR	4.250%	4/02/26	B	3,107,634
2	DTI Holdings, Inc., Replacement Term Loan B1	6.512%	2-Month LIBOR	4.750%	9/29/23	B–	2,446
1,000	DTI Holdings, Inc., Replacement Term Loan B1	6.527%	3-Month LIBOR	4.750%	9/29/23	B–	943,223
891	Gartner, Inc., Term Loan A	3.145%	1-Month LIBOR	1.500%	3/21/22	BB+	895,237
3,587	Sabre, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/22/24	BB	3,606,984
849	Science Applications International Corporation, Term Loan B	3.395%	1-Month LIBOR	1.750%	10/31/25	BB+	855,339
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.873%	6-Month LIBOR	9.000%	3/11/24	CCC	2,613,328
3,268	Syniverse Holdings, Inc., Term Loan C	6.873%	6-Month LIBOR	5.000%	3/09/23	B2	3,003,454
2,437	Tempo Acquisition LLC, Term Loan B	4.549%	1-Month LIBOR	2.750%	5/01/24	B1	2,447,408
2,697	West Corporation, Term Loan B	5.645%	1-Month LIBOR	4.000%	10/10/24	B2	2,303,467
1,448	WEX, Inc., Term Loan B3	3.895%	1-Month LIBOR	2.250%	5/15/26	Ba2	1,455,504
22,763	Total IT Services						21,234,024

	Life Sciences Tools & Services – 0.8% (0.5% of Total Investments)

388	Inventiv Health, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	8/01/24	BB	389,727
4,563	Parexel International Corp., Term Loan B	4.395%	1-Month LIBOR	2.750%	9/27/24	B2	4,505,620
4,951	Total Life Sciences Tools & Services						4,895,347

	Machinery – 1.2% (0.7% of Total Investments)

864	BJ’s Wholesale Club, Inc., Term Loan, First Lien	3.899%	1-Month LIBOR	2.250%	2/03/24	BB–	869,610
2,349	Gardner Denver, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	7/30/24	BB+	2,358,565
1,444	Gates Global LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	4/01/24	B+	1,443,971
2,636	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.445%	3-Month LIBOR	4.500%	11/27/20	Caa1	2,382,670
850	TNT Crane and Rigging, Inc., Term Loan, Second Lien	10.945%	3-Month LIBOR	9.000%	11/26/21	Caa3	529,830
8,143	Total Machinery						7,584,646

	Marine – 0.4% (0.3% of Total Investments)

12	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.599%	1-Month LIBOR	8.750%	11/12/20	CCC–	5,472
766	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.527%	3-Month LIBOR	8.750%	11/12/20	CCC–	355,698
3,120	Harvey Gulf International Marine, Inc., Exit Term Loan	8.034%	3-Month LIBOR	6.000%	7/02/23	B	2,393,198
3,898	Total Marine						2,754,368

	Media – 17.2% (10.4% of Total Investments)

603	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	586,102
1,966	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	1,910,176
661	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 3.895%, PIK 1.750%)	5.645%	1-Month LIBOR	4.000%	4/10/24	N/R	569,900
744	Catalina Marketing Corporation, First Out Term Loan	9.160%	1-Month LIBOR	7.500%	2/15/23	B2	581,638
993	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.660%, PIK 9.500%)	2.660%	1-Month LIBOR	1.000%	8/15/23	Caa2	392,635
507	CBS Radio, Inc., Term Loan B2	4.160%	1-Month LIBOR	2.500%	11/18/24	BB	510,920
6,097	Cequel Communications LLC, Term Loan B	3.926%	1-Month LIBOR	2.250%	1/15/26	BB	6,119,930
5,418	Charter Communications Operating Holdings LLC, Term Loan B2	3.400%	1-Month LIBOR	1.750%	2/01/27	BBB–	5,448,177
2,449	Cineworld Group PLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	2/28/25	BB–	2,431,418
11,742	Clear Channel Outdoor Holdings, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	8/21/26	B+	11,806,104
1,250	Cox Media/Terrier Media, Term Loan, First Lien	6.148%	3-Month LIBOR	4.250%	12/17/26	BB–	1,262,188

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$995	CSC Holdings LLC, Refinancing Term Loan	3.926%	1-Month LIBOR	2.250%	7/17/25	BB	$998,616
3,469	CSC Holdings, LLC, Term Loan B5	4.176%	1-Month LIBOR	2.500%	4/15/27	BB	3,488,230
2,271	Cumulus Media, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	3/31/26	B2	2,292,172
992	EW Scripps, Term Loan B2	4.145%	1-Month LIBOR	2.500%	5/01/26	Ba2	999,708
830	Gray Television, Inc., Term Loan B2	4.031%	1-Month LIBOR	2.250%	2/07/24	BB	832,522
850	Gray Television, Inc., Term Loan C	4.281%	1-Month LIBOR	2.500%	1/02/26	BB	854,894
750	Houghton Mifflin Harcourt, Term Loan	7.910%	1-Month LIBOR	6.250%	11/22/24	B	759,375
9,211	iHeartCommunications Inc., Term Loan B	5.781%	1-Month LIBOR	4.000%	4/29/26	BB–	9,237,169
8,854	iHeartCommunications Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	8,876,974
2,728	IMG Worldwide, Inc., Term Loan B	4.400%	1-Month LIBOR	2.750%	5/16/25	B	2,720,856
4,033	Intelsat Jackson Holdings, S.A., Term Loan B	5.682%	3-Month LIBOR	3.750%	11/30/23	B1	4,025,157
1,608	LCPR Loan Financing LLC, Term Loan B	6.676%	1-Month LIBOR	5.000%	10/15/26	B+	1,631,791
4,813	McGraw-Hill Education Holdings LLC, Term Loan B	5.645%	1-Month LIBOR	4.000%	5/02/22	B+	4,621,051
2,315	Meredith Corporation, Term Loan B1	4.395%	1-Month LIBOR	2.750%	1/31/25	BB	2,331,885
1,975	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.150%	1-Month LIBOR	2.500%	7/03/25	BB	1,982,406
1,250	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.150%	1-Month LIBOR	4.500%	7/03/26	B2	1,257,813
1,496	Nexstar Broadcasting, Inc., Term Loan B	4.531%	1-Month LIBOR	2.750%	9/18/26	BB	1,505,699
632	Nexstar Broadcasting, Inc., Term Loan B3	4.031%	1-Month LIBOR	2.250%	1/17/24	BB	634,173
3,106	Nexstar Broadcasting, Inc., Term Loan B3	3.900%	1-Month LIBOR	2.250%	1/17/24	BB	3,115,300
421	Red Ventures, Term Loan B	4.161%	1-Month LIBOR	2.500%	11/08/24	BB–	422,137
1,247	Sinclair Television Group, Term Loan B2	4.180%	1-Month LIBOR	2.500%	9/30/26	BB+	1,253,895
4,985	Sinclair Television Group, Term Loan B2	3.900%	1-Month LIBOR	2.250%	1/03/24	BB+	5,005,352
4,925	WideOpenWest Finance LLC, Term Loan B	4.904%	1-Month LIBOR	3.250%	8/18/23	B	4,892,833
11,862	Ziggo B.V., Term Loan	4.133%	1-Month LIBOR	2.500%	4/15/28	B+	11,876,019
108,048	Total Media						107,235,215

	Multiline Retail – 1.1% (0.7% of Total Investments)

3,112	99 Cents Only Stores, Term Loan B2, Second Lien, (cash 6.983%, PIK 1.500%)	8.483%	3-Month LIBOR	5.000%	1/13/22	CCC+	2,631,065
2,846	Belk, Inc., Term Loan, First Lien	8.803%	3-Month LIBOR	6.750%	7/31/25	B2	2,133,283
1,965	EG America LLC, Term Loan, First Lien	5.961%	3-Month LIBOR	4.000%	2/07/25	B	1,964,710
7,923	Total Multiline Retail						6,729,058

	Multi-Utilities – 2.5% (1.5% of Total Investments)

15,007	Pacific Gas & Electric, Revolving Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	N/R	15,761,920

	Oil, Gas & Consumable Fuels – 3.6% (2.2% of Total Investments)

1,433	BCP Renaissance Parent, Term Loan B	5.445%	3-Month LIBOR	3.500%	10/31/24	B+	1,305,572
3,100	Buckeye Partners, Term Loan, First Lien	4.531%	1-Month LIBOR	2.750%	11/01/26	BBB–	3,131,651
764	California Resources Corporation, Term Loan	12.025%	1-Month LIBOR	10.375%	12/31/21	B	539,878
6,840	California Resources Corporation, Term Loan B, (DD1)	6.400%	1-Month LIBOR	4.750%	12/31/22	B	6,243,655
6,857	Fieldwood Energy LLC, Exit Term Loan	7.027%	3-Month LIBOR	5.250%	4/11/22	B+	5,898,594
4,881	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (DD1)	9.027%	3-Month LIBOR	7.250%	4/11/23	B+	3,030,497
943	Gulf Finance, LLC, Term Loan B	7.200%	3-Month LIBOR	5.250%	8/25/23	CCC+	742,300
1,573	Gulf Finance, LLC, Term Loan B	7.040%	1-Month LIBOR	5.250%	8/25/23	CCC+	1,238,277
742	Peabody Energy Corporation, Term Loan B	4.395%	1-Month LIBOR	2.750%	3/31/25	BB–	604,428
27,133	Total Oil, Gas & Consumable Fuels						22,734,852

	Personal Products – 1.8% (1.1% of Total Investments)

7,033	Coty, Inc., Term Loan A	3.442%	1-Month LIBOR	1.750%	4/05/23	BB–	6,927,560
264	Coty, Inc., Term Loan B	3.942%	1-Month LIBOR	2.250%	4/07/25	BB–	262,397
5,054	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.409%	3-Month LIBOR	3.500%	11/16/20	B3	3,988,314
12,351	Total Personal Products						11,178,271

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals – 3.9% (2.3% of Total Investments)

$1,885	Akorn, Term Loan, First Lien, (cash 10.313%, PIK 0.750%)	11.063%	1-Week LIBOR	10.000%	4/16/21	B–	$1,823,351
1,297	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	9/26/24	B–	1,242,364
1,995	Amneal Pharmaceuticals LLC, Initial Term Loan	5.188%	1-Month LIBOR	3.500%	5/04/25	B	1,833,685
5,422	Concordia Healthcare Corp, Exit Term Loan	7.447%	3-Month LIBOR	5.500%	9/06/24	B–	5,145,267
1,742	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1)	4.695%	3-Month LIBOR	2.750%	9/24/24	B–	1,463,939
1,435	Mallinckrodt International Finance S.A., Term Loan, First Lien, (DD1)	4.909%	3-Month LIBOR	3.000%	2/24/25	B–	1,201,084
2,947	Valeant Pharmaceuticals International, Inc., Term Loan B	4.420%	1-Month LIBOR	2.750%	11/27/25	BB	2,960,526
8,347	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.670%	1-Month LIBOR	3.000%	6/02/25	BB	8,391,704
25,070	Total Pharmaceuticals						24,061,920

	Professional Services – 2.2% (1.3% of Total Investments)

746	On Assignment, Inc., Term Loan B3	3.395%	1-Month LIBOR	1.750%	4/02/25	BBB–	752,650
2,228	Ceridian HCM Holding, Inc., Term Loan B	4.645%	1-Month LIBOR	3.000%	4/30/25	B2	2,243,536
1,600	Dun & Bradstreet Corp., Term Loan, First Lien	6.661%	1-Month LIBOR	5.000%	8/29/25	BB–	1,611,400
4,851	Nielsen Finance LLC, Term Loan B4	3.699%	1-Month LIBOR	2.000%	10/04/23	BBB–	4,864,436
4,968	Skillsoft Corporation, Initial Term Loan, First Lien	6.527%	3-Month LIBOR	4.750%	4/28/21	CCC+	4,204,119
14,393	Total Professional Services						13,676,141

	Real Estate Management & Development – 0.7% (0.4% of Total Investments)

4,482	GGP, Initial Term Loan A2	3.895%	1-Month LIBOR	2.250%	8/28/23	BB+	4,476,562

	Road & Rail – 2.2% (1.3% of Total Investments)

6,272	Avolon LLC, Term Loan B3	3.408%	1-Month LIBOR	1.750%	1/15/25	Baa2	6,309,485
1,474	Ceva Group PLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	8/04/25	B2	1,271,035
2,500	Genesee & Wyoming Inc., Term Loan, First Lien	3.906%	3-Month LIBOR	2.000%	12/30/26	BB	2,517,700
1,920	Quality Distribution, Incremental Term Loan, First Lien	7.445%	3-Month LIBOR	5.500%	8/18/22	B–	1,936,800
1,609	Savage Enterprises LLC, Initial Term Loan	5.670%	1-Month LIBOR	4.000%	8/01/25	B+	1,629,873
13,775	Total Road & Rail						13,664,893

	Semiconductors & Semiconductor Equipment – 1.0% (0.6% of Total Investments)

887	Cabot Microelectronics, Term Loan B1	3.688%	1-Month LIBOR	2.000%	11/17/25	BB+	892,814
340	Lumileds, Term Loan B, (DD1)	5.145%	1-Month LIBOR	3.500%	6/30/24	B+	198,762
1,984	Lumileds, Term Loan B, (DD1)	5.445%	3-Month LIBOR	3.500%	6/30/24	B+	1,157,882
1,725	Microchip Technology, Inc., Term Loan B	3.650%	1-Month LIBOR	2.000%	5/29/25	Baa3	1,733,661
2,016	ON Semiconductor Corporation, New Replacement Term Loan B4	3.645%	1-Month LIBOR	2.000%	9/19/26	Baa3	2,028,977
6,952	Total Semiconductors & Semiconductor Equipment						6,012,096

	Software – 13.7% (8.3% of Total Investments)

1,446	Autodata Solutions, Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	6/01/26	B2	1,454,287
2,095	Blackboard, Inc., Term Loan B5, First Lien	7.908%	3-Month LIBOR	6.000%	6/30/24	B1	2,051,221
2,113	Compuware Corporation, Term Loan, First Lien	5.645%	1-Month LIBOR	4.000%	8/22/25	B	2,130,807
2,557	DiscoverOrg LLC, Term Loan B	6.145%	1-Month LIBOR	4.500%	2/02/26	B	2,565,259
3,324	Ellucian, Term Loan B, First Lien	5.195%	3-Month LIBOR	3.250%	9/30/22	B	3,335,206
4,719	Epicor Software Corporation, Term Loan B	4.900%	1-Month LIBOR	3.250%	6/01/22	B2	4,745,022
4,356	Greeneden U.S. Holdings II LLC, Term Loan B	4.899%	1-Month LIBOR	3.250%	12/01/23	B2	4,367,005
535	Greenway Health, Term Loan, First Lien	5.690%	3-Month LIBOR	3.750%	2/16/24	B	476,513
11,973	Infor (US), Inc., Term Loan B	4.695%	3-Month LIBOR	2.750%	2/01/22	Ba3	12,009,014
3,610	Informatica, Term Loan B	4.895%	1-Month LIBOR	3.250%	8/05/22	B1	3,626,406
1,459	Kronos Incorporated, Term Loan B	4.909%	3-Month LIBOR	3.000%	11/01/23	B	1,465,781
875	McAfee Holdings International, Inc., Term Loan, Second Lien	10.159%	1-Month LIBOR	8.500%	9/29/25	B–	885,666
5,792	McAfee LLC, Term Loan B	5.399%	1-Month LIBOR	3.750%	9/30/24	B	5,823,839
1,110	Micro Focus International PLC, New Term Loan	4.145%	1-Month LIBOR	2.500%	6/21/24	BB–	1,105,862
7,495	Micro Focus International PLC, Term Loan B	4.145%	1-Month LIBOR	2.500%	6/21/24	BB–	7,468,157

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$8,132	Micro Focus International PLC, Term Loan B2	3.895%	1-Month LIBOR	2.250%	11/19/21	BB–	$8,148,188
5,282	Misys, New Term Loan, First Lien	5.277%	3-Month LIBOR	3.500%	6/13/24	B	5,236,585
2,018	Misys, New Term Loan, Second Lien	9.027%	3-Month LIBOR	7.250%	6/13/25	CCC+	1,985,908
501	Mitchell International, Inc., Initial Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	11/29/24	B2	497,165
667	Mitchell International, Inc., Initial Term Loan, Second Lien	8.895%	1-Month LIBOR	7.250%	12/01/25	CCC	649,443
1,696	Perforce Software Inc., Term Loan, First Lien	5.895%	1-Month LIBOR	4.250%	7/30/26	B2	1,698,938
1,940	RP Crown Parent LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	10/15/23	B1	1,950,913
3,591	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	3.395%	1-Month LIBOR	2.250%	4/16/25	BB+	3,599,222
2,563	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	3.895%	1-Month LIBOR	2.250%	4/16/25	BB+	2,568,292
4,573	TIBCO Software, Inc., Term Loan B	5.740%	1-Month LIBOR	4.000%	6/30/26	B1	4,601,140
997	Ultimate Software, Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	5/04/26	B	1,003,031
85,419	Total Software						85,448,870

	Specialty Retail – 2.1% (1.3% of Total Investments)

2,298	Academy, Ltd., Term Loan B	5.781%	1-Month LIBOR	4.000%	7/01/22	CCC+	1,860,141
1,830	Petco Animal Supplies, Inc., Term Loan B1	5.027%	3-Month LIBOR	3.250%	1/26/23	B2	1,557,557
2,959	Petsmart Inc., Term Loan B	4.670%	1-Month LIBOR	3.000%	3/11/22	B2	2,929,247
6,232	Petsmart Inc., Term Loan B, First Lien	5.670%	1-Month LIBOR	4.000%	3/11/22	B	6,225,962
1,534	Serta Simmons Holdings LLC, Term Loan, Second Lien	9.660%	1-Month LIBOR	8.000%	11/08/24	Caa3	475,630
14,853	Total Specialty Retail						13,048,537

	Technology Hardware, Storage & Peripherals – 5.3% (3.2% of Total Investments)

7,471	BMC Software, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	10/02/25	B2	7,372,897
18,712	Dell International LLC, Refinancing Term Loan B1	3.650%	1-Month LIBOR	2.000%	9/19/25	BBB–	18,814,255
2,051	Diebold, Inc., Term Loan A1	10.938%	1-Month LIBOR	9.250%	8/31/22	B–	2,176,332
798	NCR Corporation, Term Loan B	4.150%	1-Month LIBOR	2.500%	8/28/26	BBB–	801,994
3,931	Western Digital, Term Loan B	3.395%	1-Month LIBOR	1.750%	4/29/23	Baa2	3,942,071
32,963	Total Technology Hardware, Storage & Peripherals						33,107,549

	Trading Companies & Distributors – 0.5% (0.3% of Total Investments)

841	Hayward Industries, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	8/05/24	B	834,941
110	HD Supply Waterworks, Ltd., Term Loan B	4.664%	3-Month LIBOR	2.750%	8/01/24	B+	110,070
170	HD Supply Waterworks, Ltd., Term Loan B	4.513%	1-Month LIBOR	2.750%	8/01/24	B+	170,409
2,169	Univar, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	7/01/24	BB+	2,178,135
3,290	Total Trading Companies & Distributors						3,293,555

	Transportation Infrastructure – 0.4% (0.2% of Total Investments)

990	Atlantic Aviation FBO Inc., Term Loan	5.400%	1-Month LIBOR	3.750%	12/06/25	BB	1,001,137
523	Standard Aero, Canadien Term Loan	5.945%	3-Month LIBOR	4.000%	4/06/26	B	526,599
973	Standard Aero, USD Term Loan B	5.945%	3-Month LIBOR	4.000%	4/06/26	B	979,474
2,486	Total Transportation Infrastructure						2,507,210

	Wireless Telecommunication Services – 3.0% (1.8% of Total Investments)

3,589	Asurion LLC, Term Loan B4	4.645%	1-Month LIBOR	3.000%	8/04/22	Ba3	3,600,767
4,211	Sprint Corporation, Incremental Term Loan	4.688%	1-Month LIBOR	3.000%	2/02/24	Ba2	4,163,253
10,994	Sprint Corporation, Term Loan, First Lien	4.188%	1-Month LIBOR	2.500%	2/02/24	Ba2	10,780,746
18,794	Total Wireless Telecommunication Services						18,544,766
$908,747	Total Variable Rate Senior Loan Interests (cost $893,200,094)						882,467,427

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 14.6% (8.8% of Total Investments)

	Communications Equipment – 1.5% (0.9% of Total Investments)

$6,802	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	$5,560,635

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Communications Equipment (continued)

$4,030	Intelsat Jackson Holdings SA, 144A	9.750%	7/15/25	CCC+	$3,479,220
10,832	Total Communications Equipment				9,039,855

	Consumer Finance – 0.5% (0.3% of Total Investments)

2,870	Verscend Escrow Corp, 144A	9.750%	8/15/26	CCC+	3,121,125

	Containers & Packaging – 0.9% (0.6% of Total Investments)

5,718	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	B+	5,730,886

	Diversified Telecommunication Services – 1.2% (0.7% of Total Investments)

1,185	Consolidated Communications Inc	6.500%	10/01/22	CCC+	1,130,934
3,350	CSC Holdings LLC, 144A	10.875%	10/15/25	B	3,710,795
1,300	Frontier Communications Corp	11.000%	9/15/25	CCC–	601,250
1,680	Frontier Communications Corp, 144A	8.000%	4/01/27	B3	1,753,584
7,515	Total Diversified Telecommunication Services				7,196,563

	Electric Utilities – 3.2% (1.9% of Total Investments)

2,879	Energy Harbor Corp, (5)	6.850%	6/01/34	BBB–	2,729,651
1,275	Pacific Gas & Electric Co, (5)	2.450%	8/15/22	D	1,348,313
1,025	Pacific Gas & Electric Co, (5)	3.850%	11/15/23	D	1,096,750
2,910	Pacific Gas & Electric Co, (5)	3.300%	12/01/27	D	3,015,342
6,060	Pacific Gas & Electric Co, (5)	6.050%	3/01/34	D	6,969,000
3,330	Pacific Gas & Electric Co, (5)	4.750%	2/15/44	D	3,779,550
1,100	Pacific Gas & Electric Co, (5)	4.250%	3/15/46	D	1,157,750
18,579	Total Electric Utilities				20,096,356

	Entertainment – 0.6% (0.4% of Total Investments)

4,575	AMC Entertainment Holdings Inc	6.125%	5/15/27	B3	3,888,750

	Health Care Equipment & Supplies – 0.1% (0.0% of Total Investments)

1,250	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A	5.625%	10/15/23	CCC–	493,750

	Health Care Providers & Services – 0.6% (0.4% of Total Investments)

530	Envision Healthcare Corp, 144A	8.750%	10/15/26	CCC+	319,590
1,050	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	1,172,063
910	Tenet Healthcare Corp	8.125%	4/01/22	B–	994,211
1,365	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	1,443,624
3,855	Total Health Care Providers & Services				3,929,488

	IT Services – 0.3% (0.2% of Total Investments)

1,900	Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho, 144A	10.000%	11/30/24	CCC+	2,044,875

	Media – 3.8% (2.3% of Total Investments)

1,000	CCO Holdings LLC / CCO Holdings Capital Corp	5.750%	9/01/23	BB+	1,011,250
200	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	BBB–	201,181
1,063	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	B–	1,157,341
645	DISH DBS Corp	5.125%	5/01/20	B1	648,477
2,000	DISH DBS Corp	5.875%	7/15/22	B1	2,100,000
4,000	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	4,160,000
8,250	iHeartCommunications Inc, (5), (7)	9.000%	3/01/21	N/R	82
1,762	iHeartCommunications Inc, 144A, (5), (7)	11.250%	3/01/21	N/R	18
16,459	iHeartCommunications Inc, (5), (7)	14.000%	8/01/21	N/R	165
8,487	iHeartCommunications Inc	8.375%	5/01/27	B–	9,228,900
5,000	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	5,212,500
4,812	iHeartCommunications Inc, (5), (7)	9.000%	12/15/49	N/R	48
53,678	Total Media				23,719,962

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 1.2% (0.7% of Total Investments)

$4,200	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	$4,494,000
750	MEG Energy Corp, 144A	7.000%	3/31/24	BB–	755,625
1,600	Oasis Petroleum Inc, 144A	6.250%	5/01/26	B+	1,220,000
2,000	Whiting Petroleum Corp	6.625%	1/15/26	BB–	1,119,900
8,550	Total Oil, Gas & Consumable Fuels				7,589,525

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

1,165	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	1,106,750

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

1,564	Advanced Micro Devices Inc	7.500%	8/15/22	BB–	1,764,317

	Wireless Telecommunication Services – 0.2% (0.1% of Total Investments)

1,410	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	747,300
630	Level 3 Financing Inc	5.375%	8/15/22	BB	632,520
2,040	Total Wireless Telecommunication Services				1,379,820
$124,091	Total Corporate Bonds (cost $91,581,588)				91,102,022

Shares	Description (1)				Value

	COMMON STOCKS – 2.6% (1.6% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

18,448	Cengage Learning Holdings II Inc, (8), (9)				$235,913

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

83,230	Transocean Ltd				379,529
7,777	Vantage Drilling International, (8), (9)				226,832
	Total Energy Equipment & Services				606,361

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

74,059	Millennium Health LLC, (8), (9)				444
68,990	Millennium Health LLC, (7), (9)				72,992
64,762	Millennium Health LLC, (7), (9)				65,280
	Total Health Care Providers & Services				138,716

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

17,539	Catalina Marketing Corp, (8), (9)				87,695

	Media – 2.1% (1.3% of Total Investments)

813,624	Clear Channel Outdoor Holdings Inc, (9)				2,221,193
94,923	Cumulus Media Inc, (9)				1,328,922
1,973,746	Hibu plc, (8), (9)				221,060
394,504	iHeartMedia Inc, (9)				6,974,831
26,045	Metro-Goldwyn-Mayer Inc, (8), (9)				2,250,731
45,942	Tribune Co, (7)				10,107
	Total Media				13,006,844

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

34,032	Advanz Pharma Corp Ltd, (9)				207,935

	Software – 0.3% (0.2% of Total Investments)

155,316	Avaya Holdings Corp, (9)				1,983,385
	Total Common Stocks (cost $30,292,058)				16,266,849

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 1.8% (1.1% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust				$4,944,279
968,586	Eaton Vance Senior Income Trust				6,305,495
	Total Investment Companies (cost $11,981,509)				11,249,774

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 0.9% ( 0.6% of Total Investments)

$1,200	Bristol Park CLO LTD, Series 2016-1A, 144A, (3-Month LIBOR reference rate + 7.250% spread), (11)	9.081%	4/15/29	Ba3	$1,200,575
1,200	Dryden 50 Senior Loan Fund, Series 2017-50A, 144A, (3-Month LIBOR reference rate + 6.260% spread), (11)	8.091%	7/15/30	Ba3	1,193,912
1,250	Gilbert Park CLO LTD, Series 2017-1A, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	8.231%	10/15/30	Ba3	1,248,698
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-10A, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	8.219%	1/20/29	BB–	1,497,675
600	Neuberger Berman Loan Advisers CLO 28 Limited, Series 2018-28A, 144A, (3-Month LIBOR reference rate + 5.600% spread), (11)	7.419%	4/20/30	BB–	573,635
$5,750	Total Asset-Backed Securities (cost $5,710,154)				5,714,495

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.0% of Total Investments)

13,053	Fieldwood Energy Inc , (8), (9)				$249,638
2,637	Fieldwood Energy Inc , (8), (9)				50,433
	Total Common Stock Rights (cost $372,582)				300,071

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

21,002	Avaya Holdings Corp, (8)				$22,052
	Total Warrants (cost $1,915,310)				22,052
	Total Long-Term Investments (cost $1,035,053,295)				1,007,122,690

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 4.5% (2.7% of Total Investments)

	INVESTMENT COMPANIES – 4.5% (2.7% of Total Investments)

28,126,557	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.513% (12)			$28,126,557
	Total Short-Term Investments (cost $28,126,557)				28,126,557
	Total Investments (cost $1,063,179,852) – 166.0%				1,035,249,247
	Borrowings – (46.4)% (13), (14)				(289,500,000)
	Term Preferred Shares, net of deferred offering costs – (14.3)% (15)				(89,274,459)
	Other Assets Less Liabilities – (5.3)% (16)				(32,879,149)
	Net Assets Applicable to Common Shares – 100%				$623,595,639

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Investment in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$35,000,000	Pay	1-Month LIBOR	5.750%	Monthly	6/01/24	(17)	$13,325	$13,325
Morgan Stanley Capital Services LLC	55,000,000	Pay	1-Month LIBOR	4.000	Monthly	1/01/27	(18)	641,413	641,413
Total	$90,000,000							$654,738	$654,738
Total unrealized appreciation on interest rate swaps									$654,738
Total unrealized depreciation on interest rate swaps									$—

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-Income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 28.0%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 8.6%.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)	This interest rate swap has an optional early termination date beginning on June 1, 2020 and monthly thereafter through the termination date as specified in the swap contract.

(18)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 160.1% (97.7% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 142.3% (86.8% of Total Investments) (2)

	Aerospace & Defense – 2.8% (1.7% of Total Investments)

$1,243	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.400%	1-Month LIBOR	2.750%	10/04/24	BB	$1,204,519
4,415	Sequa Corporation, Term Loan B	6.904%	3-Month LIBOR	5.000%	11/28/21	B–	4,438,404
1,597	Sequa Corporation, Term Loan, Second Lien	10.770%	3-Month LIBOR	9.000%	4/28/22	Caa2	1,610,941
3,259	Transdigm, Inc., Term Loan E	4.145%	1-Month LIBOR	2.500%	5/30/25	Ba3	3,258,449
1,279	Transdigm, Inc., Term Loan F, (DD1)	4.145%	1-Month LIBOR	2.500%	12/30/25	Ba3	1,277,638
393	Transdigm, Inc., Term Loan G	4.145%	1-Month LIBOR	2.500%	8/22/20	Ba3	392,832
12,186	Total Aerospace & Defense						12,182,783

	Air Freight & Logistics – 0.6% (0.3% of Total Investments)

1,025	PAE Holding Corporation, Term Loan B	7.349%	2-Month LIBOR	5.500%	10/20/22	B+	1,030,138
1,444	XPO Logistics, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,450,585
2,469	Total Air Freight & Logistics						2,480,723

	Airlines – 1.8% (1.1% of Total Investments)

145	American Airlines, Inc., Term Loan 2025	3.411%	1-Month LIBOR	1.750%	6/27/25	BB+	143,419
1,850	American Airlines, Inc., Term Loan B	3.649%	1-Month LIBOR	2.000%	4/28/23	BB+	1,850,000
4,138	American Airlines, Inc., Term Loan B	3.676%	1-Month LIBOR	2.000%	12/14/23	BB+	4,140,955
949	American Airlines, Inc., Term Loan B, (DD1)	3.677%	1-Month LIBOR	2.000%	1/23/27	BB+	951,177
750	WestJet Airlines, Term Loan	4.684%	1-Month LIBOR	3.000%	12/11/26	Ba2	756,045
7,832	Total Airlines						7,841,596

	Auto Components – 1.4% (0.9% of Total Investments)

1,117	DexKo Global, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	7/24/24	B1	1,119,162
2,394	Johnson Controls Inc., Term Loan B	5.160%	1-Month LIBOR	3.500%	4/30/26	Ba3	2,412,553
1,384	Superior Industries International, Inc., Term Loan B	5.645%	1-Month LIBOR	4.000%	5/22/24	B1	1,369,653
1,417	Trico Group, LLC, Initial Term Loan, First Lien	8.945%	3-Month LIBOR	7.000%	2/02/24	B3	1,425,534
6,312	Total Auto Components						6,326,902

	Automobiles – 0.4% (0.2% of Total Investments)

789	Caliber Collision, Term Loan B, (DD1)	5.145%	1-Month LIBOR	3.500%	2/05/26	B1	792,930
980	Navistar, Inc., Term Loan B	5.170%	1-Month LIBOR	3.500%	11/06/24	Ba2	984,165
1,769	Total Automobiles						1,777,095

	Beverages – 0.7% (0.4% of Total Investments)

2,941	Jacobs Douwe Egberts, Term Loan B	3.813%	1-Month LIBOR	2.000%	11/01/25	Ba1	2,956,469

	Biotechnology – 0.8% (0.5% of Total Investments)

3,333	Grifols, Inc., Term Loan B, First Lien	3.561%	1-Week LIBOR	2.000%	11/15/27	BB+	3,356,250

	Building Products – 2.4% (1.5% of Total Investments)

1,472	ACProducts, Inc., Term Loan, First Lien	7.145%	1-Month LIBOR	5.500%	2/15/24	B+	1,473,715
307	Fairmount, Initial Term Loan	5.874%	3-Month LIBOR	4.000%	6/01/25	BB–	248,226
642	Ply Gem Industries, Inc., Term Loan B	5.434%	1-Month LIBOR	3.750%	4/12/25	B+	642,796
8,322	Quikrete Holdings, Inc., Term Loan B	4.145%	1-Month LIBOR	2.750%	1/29/27	BB–	8,343,574
10,743	Total Building Products						10,708,311

	Capital Markets – 2.0% (1.2% of Total Investments)

994	Advisor Group Holdings, Inc., Term Loan A	5.645%	1-Month LIBOR	4.000%	1/31/25	B1	986,918
900	Advisor Group Holdings, Inc., Initial Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	897,750

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets (continued)

$1,980	Distributed Power, Term Loan B	4.624%	3-Month LIBOR	2.750%	10/31/25	B	$1,955,250
5,126	RPI Finance Trust, Term Loan B6	3.645%	1-Month LIBOR	2.000%	3/27/23	BBB–	5,142,434
9,000	Total Capital Markets						8,982,352

	Chemicals – 0.3% (0.2% of Total Investments)

879	Ineos US Finance LLC, Term Loan	3.645%	1-Month LIBOR	2.000%	4/01/24	BB+	879,876
294	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	294,290
1,173	Total Chemicals						1,174,166

	Commercial Services & Supplies – 3.8% (2.3% of Total Investments)

1,286	ADS Waste Holdings, Inc., Term Loan B	3.816%	1-Week LIBOR	2.250%	11/10/23	BB+	1,288,954
336	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.124%	3-Month LIBOR	4.250%	6/21/24	B–	336,350
800	Creative Artists Agency, LLC, Term Loan B	5.395%	1-Month LIBOR	3.750%	11/27/26	B+	805,664
217	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	2,172
6,546	Formula One Group, Term Loan B	4.145%	1-Month LIBOR	2.500%	2/01/24	B+	6,557,353
1,000	Fort Dearborn Holding Company, Inc., Term Loan, Second Lien	10.408%	3-Month LIBOR	8.500%	10/21/24	CCC	935,000
722	Garda World Security Corp, Term Loan B, First Lien	6.660%	3-Month LIBOR	4.750%	10/30/26	B1	727,846
1,728	GFL Environmental, Term Loan	4.645%	1-Month LIBOR	3.000%	5/30/25	B+	1,726,558
695	Harland Clarke Holdings Corporation, Term Loan B7, (WI/DD)	TBD	TBD	TBD	TBD	B–	559,853
1,560	iQor US, Inc., Term Loan, First Lien	6.781%	3-Month LIBOR	5.000%	4/01/21	Caa1	1,283,724
333	iQor US, Inc., Term Loan, Second Lien	10.659%	3-Month LIBOR	8.750%	4/01/22	Caa3	187,605
349	KAR Auction Services, Inc., Term Loan B6	3.938%	1-Month LIBOR	2.250%	9/19/26	Ba2	352,605
1,182	Robertshaw US Holding Corp., Initial Term Loan, First Lien	4.938%	1-Month LIBOR	3.250%	2/28/25	B–	1,102,456
750	Sabert Corporation, Initial Term Loan	6.188%	1-Month LIBOR	4.500%	12/10/26	B	757,031
253	West Corporation, Incremental Term Loan B1	5.145%	1-Month LIBOR	3.500%	10/10/24	B2	213,969
17,757	Total Commercial Services & Supplies						16,837,140

	Communications Equipment – 3.5% (2.1% of Total Investments)

5,668	Avaya, Inc., Term Loan B	5.926%	1-Month LIBOR	4.250%	12/15/24	B	5,560,530
4,954	CommScope, Inc., Term Loan B	4.895%	1-Month LIBOR	3.250%	4/06/26	Ba3	4,959,358
1,386	Mitel US Holdings, Inc., Term Loan, First Lien	6.281%	1-Month LIBOR	4.500%	11/30/25	B	1,337,490
625	Plantronics, Term Loan B	4.145%	1-Month LIBOR	2.500%	7/02/25	Ba1	602,510
3,018	Univision Communications, Inc., Term Loan C5	4.395%	1-Month LIBOR	2.750%	3/15/24	B	2,988,166
15,651	Total Communications Equipment						15,448,054

	Construction & Engineering – 0.7% (0.4% of Total Investments)

1,418	KBR, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	4/25/25	Ba2	1,425,771
1,738	Traverse Midstream Partners, Term Loan B	5.650%	1-Month LIBOR	4.000%	9/27/24	B+	1,548,789
3,156	Total Construction & Engineering						2,974,560

	Consumer Finance – 0.5% (0.3% of Total Investments)

2,201	Verscend Technologies, Tern Loan B	6.145%	1-Month LIBOR	4.500%	8/27/25	B+	2,215,526

	Containers & Packaging – 0.8% (0.5% of Total Investments)

1,048	Berry Global, Inc., Term Loan W	3.677%	1-Month LIBOR	2.000%	10/01/22	BBB–	1,054,020
1,990	Berry Global, Inc., Term Loan Y	3.781%	1-Month LIBOR	2.000%	7/01/26	BBB–	2,001,194
502	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB+	504,449
3,540	Total Containers & Packaging						3,559,663

	Distributors – 0.3% (0.2% of Total Investments)

263	Insurance Auto Actions Inc., Term Loan	3.938%	1-Month LIBOR	2.250%	6/29/26	BB	264,821
960	SRS Distribution, Inc., Term Loan B	4.900%	1-Month LIBOR	3.250%	5/23/25	B3	956,601
1,223	Total Distributors						1,221,422

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Consumer Services – 1.6% (1.0% of Total Investments)

$4,909	Cengage Learning Acquisitions, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	6/07/23	B	$4,704,175
147	Education Management LLC, Elevated Term Loan B, (5)	7.612%	6-Month LIBOR	5.500%	7/02/20	N/R	1,840
2,228	Refinitiv, Term Loan B	4.895%	1-Month LIBOR	3.250%	10/01/25	B	2,251,167
7,284	Total Diversified Consumer Services						6,957,182

	Diversified Financial Services – 2.0% (1.2% of Total Investments)

1,493	Blackstone CQP, Term Loan	5.408%	3-Month LIBOR	3.500%	9/30/24	B+	1,494,993
2,448	Ditech Holding Corporation., Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	D	1,015,840
509	Getty Images, Inc., Initial Dollar Term Loan	6.188%	1-Month LIBOR	4.500%	2/19/26	B2	506,222
894	Inmarsat Finance, Term Loan, First Lien, (6)	6.150%	1-Month LIBOR	4.500%	12/11/26	B+	901,627
1,293	Inmarsat Finance, Term Loan, First Lien, (6)	2.737%	N/A	2.737%	12/11/26	B+	1,303,132
507	Lions Gate Entertainment Corp., Term Loan B	3.895%	1-Month LIBOR	2.250%	3/24/25	Ba2	505,786
931	Sotheby’s, Term Loan B	7.170%	1-Month LIBOR	5.500%	1/15/27	B+	940,091
2,499	Travelport LLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	5/29/26	B+	2,271,235
10,574	Total Diversified Financial Services						8,938,926

	Diversified Telecommunication Services – 4.8% (2.9% of Total Investments)

1,350	CenturyLink, Inc, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	1,353,800
6,688	CenturyLink, Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	6,688,825
5,383	Frontier Communications Corporation, Term Loan B	5.400%	1-Month LIBOR	3.750%	1/14/22	B3	5,445,490
383	Intelsat Jackson Holdings, S.A., Term Loan B4	6.305%	6-Month LIBOR	4.500%	1/02/24	B1	388,271
614	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	621,345
4,444	Numericable Group S.A., Term Loan B13	5.676%	1-Month LIBOR	4.000%	8/14/26	B	4,452,104
1,000	Windstream Corporation, DIP Term Loan	4.150%	1-Month LIBOR	2.500%	2/26/21	BBB–	1,005,315
475	Windstream Corporation, Term Loan B6, (DD1), (5)	9.750%	Prime	5.000%	3/29/21	N/R	462,220
540	Windstream Corporation, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	D	513,678
20,877	Total Diversified Telecommunication Services						20,931,048

	Electric Utilities – 0.7% (0.4% of Total Investments)

886	ExGen Renewables, Term Loan	4.910%	3-Month LIBOR	3.000%	11/28/24	B	885,266
2,318	Vistra Operations Co., Term Loan B3	3.419%	1-Month LIBOR	1.750%	12/13/25	BBB–	2,329,867
3,204	Total Electric Utilities						3,215,133

	Electronic Equipment, Instruments & Components – 0.4% (0.2% of Total Investments)

1,625	TTM Technologies, Inc., Term Loan B	4.281%	1-Month LIBOR	2.500%	9/28/24	BB+	1,632,376

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

700	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	699,709

	Entertainment – 0.9% (0.5% of Total Investments)

3,000	AMC Entertainment, Inc., Term Loan B	4.650%	1-Month LIBOR	3.000%	4/22/26	Ba2	3,007,537
814	Springer SBM Two GmbH, Term Loan B16	5.145%	1-Month LIBOR	3.500%	8/14/24	B+	817,493
3,814	Total Entertainment						3,825,030

	Equity Real Estate Investment Trust – 1.5% (0.9% of Total Investments)

2,693	Communications Sales & Leasing, Inc., Shortfall Term Loan	6.645%	1-Month LIBOR	5.000%	10/24/22	Caa1	2,684,302
1,629	MGM Growth Properties, Term Loan B	3.566%	1-Week LIBOR	2.000%	3/21/25	BB+	1,635,070
956	Realogy Group LLC, Term Loan A	3.895%	1-Month LIBOR	2.250%	2/08/23	Ba1	941,906
1,242	Realogy Group LLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	2/08/25	BB	1,232,151
6,520	Total Equity Real Estate Investment Trust						6,493,429

	Food & Staples Retailing – 4.0% (2.4% of Total Investments)

5,400	Albertson’s LLC, Term Loan B7	4.395%	1-Month LIBOR	2.750%	11/17/25	BB	5,412,211
781	Albertson’s LLC, Term Loan B8	4.395%	1-Month LIBOR	2.750%	8/17/26	BB	782,445
1,250	BellRing Brands, Term Loan, First Lien	6.645%	1-Month LIBOR	5.000%	10/21/24	B+	1,273,437
777	Hearthside Group Holdings LLC, Term Loan B	5.333%	1-Month LIBOR	3.688%	5/23/25	B	769,865

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Food & Staples Retailing (continued)

$9,312	US Foods, Inc., New Term Loan	3.395%	1-Month LIBOR	1.750%	6/27/23	BB+	$9,347,664
17,520	Total Food & Staples Retailing						17,585,622

	Food Products – 0.5% (0.3% of Total Investments)

27	American Seafoods Group LLC, Term Loan B	6.500%	Prime	1.750%	8/21/23	BB–	27,600
864	American Seafoods Group LLC, Term Loan B	4.490%	1-Month LIBOR	2.750%	8/21/23	BB–	869,406
1,500	Froneri Lux FinCo SARL, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,505,625
2,391	Total Food Products						2,402,631

	Health Care Equipment & Supplies – 0.7% (0.4% of Total Investments)

817	Greatbatch Ltd., New Term Loan B	4.200%	1-Month LIBOR	2.500%	10/27/22	B+	825,787
1,155	MedPlast, Term Loan, First Lien	5.695%	3-Month LIBOR	3.750%	7/02/25	B–	1,137,941
1,077	Vyaire Medical, Inc., Term Loan B	6.659%	3-Month LIBOR	4.750%	4/16/25	B3	934,235
3,049	Total Health Care Equipment & Supplies						2,897,963

	Health Care Providers & Services – 9.1% (5.6% of Total Investments)

3,084	Air Medical Group Holdings, Inc., Term Loan B	4.910%	1-Month LIBOR	3.250%	4/28/22	B1	3,027,154
1,019	Air Methods, Term Loan, First Lien	5.445%	3-Month LIBOR	3.500%	4/22/24	B	881,253
1,232	Ardent Health, Term Loan, First Lien	6.145%	1-Month LIBOR	4.500%	6/30/25	B1	1,243,885
1,795	Brightspring Health, Term Loan B	6.199%	1-Month LIBOR	4.500%	3/05/26	B1	1,801,059
992	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.895%	1-Month LIBOR	2.250%	5/18/26	BB	999,115
762	Civitas Solutions, Term Loan B	5.645%	1-Month LIBOR	4.000%	3/09/26	B	766,519
44	Civitas Solutions, Term Loan C	5.650%	1-Month LIBOR	4.000%	3/09/26	B	44,126
1,197	DaVita, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/12/23	BBB–	1,201,243
4,586	Envision Healthcare Corporation, Initial Term Loan	5.395%	1-Month LIBOR	3.750%	10/10/25	B	3,878,054
741	HCA, Inc., Term Loan B12	3.395%	1-Month LIBOR	1.750%	3/13/25	BBB–	745,524
2,226	HCA, Inc., Term Loan B13	3.395%	1-Month LIBOR	1.750%	3/18/26	BBB–	2,240,849
13	Heartland Dental Care, Inc., Delay Draw Term Loan, (6)	4.966%	N/A	N/A	4/30/25	B2	13,204
586	Heartland Dental Care, Inc., Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	4/30/25	B2	585,552
750	InnovaCare, Initial Term Loan	9.500%	Prime	4.750%	12/24/26	B+	750,000
713	Jordan Health, Initial Term Loan, First Lien	6.909%	3-Month LIBOR	5.000%	5/15/25	Caa1	611,608
3,187	Kindred at Home Hospice, Term Loan B, First Lien	4.938%	1-Month LIBOR	3.250%	7/02/25	B1	3,202,689
5,020	Lifepoint Health, Inc., New Term Loan B	5.395%	1-Week LIBOR	3.750%	11/16/25	B+	5,052,105
1,467	Millennium Laboratories, Inc., Term Loan B, First Lien	8.145%	1-Month LIBOR	6.500%	12/21/20	Caa3	714,095
7,372	Pharmaceutical Product Development, Inc., Term Loan B	4.145%	1-Month LIBOR	2.500%	8/18/22	Ba3	7,380,349
191	Quorum Health Corp., Term Loan B	8.527%	3-Month LIBOR	6.750%	4/29/22	Caa1	192,076
2,791	Select Medical Corporation, Term Loan B	4.580%	3-Month LIBOR	2.500%	3/06/25	Ba2	2,809,373
2,316	Team Health, Inc., Initial Term Loan	4.395%	1-Month LIBOR	2.750%	2/06/24	B2	1,862,929
221	Vizient, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	5/06/26	Ba2	222,400
42,305	Total Health Care Providers & Services						40,225,161

	Health Care Technology – 2.7% (1.7% of Total Investments)

5,903	Emdeon, Inc., Term Loan	4.145%	1-Month LIBOR	2.500%	3/01/24	B+	5,915,395
2,231	Onex Carestream Finance LP, Term Loan, First Lien	7.645%	1-Month LIBOR	6.000%	2/28/21	B1	2,200,617
2,262	Onex Carestream Finance LP, Term Loan, Second Lien, (cash 10.145%, PIK 1.000%)	11.145%	1-Month LIBOR	9.500%	6/07/21	B–	2,145,446
1,800	Zelis, Term Loan B	6.395%	1-Month LIBOR	4.750%	9/30/26	B	1,816,695
12,196	Total Health Care Technology						12,078,153

	Hotels, Restaurants & Leisure – 17.0% (10.4% of Total Investments)

1,516	24 Hour Fitness Worldwide, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	5/30/25	B	1,183,819
3,033	Alterra Mountain Company, Term Loan B, First Lien	4.395%	1-Month LIBOR	2.750%	7/31/24	B1	3,051,115
933	Aramark Corporation, Term Loan	3.395%	1-Month LIBOR	1.750%	3/11/25	BBB–	938,025
737	Arby’s Restaurant Group, Inc., Term Loan B	4.384%	1-Month LIBOR	2.750%	2/02/25	B+	739,410
18,196	Burger King Corporation, Term Loan B4	3.395%	1-Month LIBOR	1.750%	11/19/26	BB+	18,209,421
6,798	Caesars Entertainment Operating Company, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	10/06/24	BB	6,813,271

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$7,752	Caesars Resort Collection, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	12/23/24	BB	$7,758,413
348	Carrols Restaurant Group Inc., Term Loan B	4.920%	1-Month LIBOR	3.250%	4/30/26	B	339,833
754	CCM Merger, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/09/21	BB–	757,605
3,224	CityCenter Holdings LLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	4/18/24	BB–	3,233,127
2,104	ClubCorp Operations, Inc., Term Loan B, (DD1)	4.695%	3-Month LIBOR	2.750%	9/18/24	B	2,008,182
2,880	Equinox Holdings, Inc., Term Loan B1	4.645%	1-Month LIBOR	3.000%	3/08/24	B1	2,880,333
970	Four Seasons Holdings, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	11/30/23	BB	977,818
5,976	Hilton Hotels, Term Loan B2	3.411%	1-Month LIBOR	1.750%	6/22/26	BBB–	6,013,675
2,418	Life Time Fitness, Inc., Term Loan B	4.659%	3-Month LIBOR	2.750%	6/10/22	BB–	2,425,490
659	PCI Gaming, Term Loan, First Lien	4.145%	1-Month LIBOR	2.500%	5/31/26	BB+	663,438
7,913	Scientific Games Corp., Initial Term Loan B5	4.395%	1-Month LIBOR	2.750%	8/14/24	B+	7,903,254
5,229	Stars Group Holdings, Term Loan B	5.445%	3-Month LIBOR	3.500%	7/10/25	B+	5,266,652
2,212	Station Casino LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,209,289
1,481	Wyndham International, Inc., Term Loan B	3.395%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,492,226
75,133	Total Hotels, Restaurants & Leisure						74,864,396

	Household Durables – 0.6% (0.4% of Total Investments)

1,202	Apex Tool Group LLC, Third Amendment Term Loan	7.145%	1-Month LIBOR	5.500%	8/01/24	B2	1,189,861
2,018	Serta Simmons Holdings LLC, Term Loan, First Lien	5.170%	1-Month LIBOR	3.500%	11/08/23	Caa1	1,329,416
3,220	Total Household Durables						2,519,277

	Household Products – 0.9% (0.5% of Total Investments)

1,250	Edgewell Personal Care Company, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,253,125
1,650	KIK Custom Products Inc., Term Loan B2	5.645%	1-Month LIBOR	4.000%	5/15/23	B3	1,634,531
972	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	2/05/23	B+	975,305
3,872	Total Household Products						3,862,961

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

980	Education Advisory Board, Term Loan, First Lien	5.736%	3-Month LIBOR	3.750%	11/15/24	B2	982,450
3	Education Advisory Board, Term Loan, First Lien	5.549%	2-Month LIBOR	3.750%	11/15/24	B2	2,506
983	Total Industrial Conglomerates						984,956

	Insurance – 2.3% (1.4% of Total Investments)

2,239	Acrisure LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	2,235,684
3,778	Alliant Holdings I LLC, Term Loan B	4.645%	1-Month LIBOR	3.000%	5/09/25	B	3,780,250
1,798	Asurion LLC, Term Loan B6	4.645%	1-Month LIBOR	3.000%	11/03/23	Ba3	1,802,166
2,192	Hub International Holdings, Inc., Term Loan B	4.551%	3-Month LIBOR	2.750%	4/25/25	B	2,189,114
10,007	Total Insurance						10,007,214

	Interactive Media & Services – 1.4% (0.8% of Total Investments)

4,672	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.902%	3-Month LIBOR	3.000%	11/03/23	B+	4,508,671
1,485	WeddingWire, Inc., Term Loan	6.145%	1-Month LIBOR	4.500%	12/19/25	B+	1,488,713
6,157	Total Interactive Media & Services						5,997,384

	Internet & Direct Marketing Retail – 0.6% (0.4% of Total Investments)

2,036	Uber Technologies, Inc., Term Loan	5.658%	1-Month LIBOR	4.000%	4/04/25	B1	2,040,289
568	Uber Technologies, Inc., Term Loan	5.145%	1-Month LIBOR	3.500%	7/13/23	B1	568,787
2,604	Total Internet & Direct Marketing Retail						2,609,076

	Internet Software & Services – 0.6% (0.4% of Total Investments)

1,451	Ancestry.com, Inc., Term Loan, First Lien	5.400%	1-Month LIBOR	3.750%	10/19/23	B	1,396,648
972	Dynatrace, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	8/22/25	B1	976,487
1,913	SkillSoft Corporation, Term Loan, Second Lien	10.027%	3-Month LIBOR	8.250%	4/28/22	CCC	452,703
4,336	Total Internet Software & Services						2,825,838

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	IT Services – 3.9% (2.4% of Total Investments)

$2,388	Datto, Inc., Term Loan	5.895%	1-Month LIBOR	4.250%	4/02/26	B	$2,405,910
666	DTI Holdings, Inc., Replacement Term Loan B1	6.527%	3-Month LIBOR	4.750%	9/29/23	B–	628,815
2	DTI Holdings, Inc., Replacement Term Loan B1	6.512%	2-Month LIBOR	4.750%	9/29/23	B–	1,631
619	Gartner, Inc., Term Loan A	3.145%	1-Month LIBOR	1.500%	3/21/22	BB+	621,954
500	Optiv Security, Inc., Term Loan, Second Lien	8.895%	1-Month LIBOR	7.250%	1/31/25	CCC–	361,000
3,587	Sabre, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/22/24	BB	3,606,984
708	Science Applications International Corporation, Term Loan B	3.395%	1-Month LIBOR	1.750%	10/31/25	BB+	712,783
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.873%	6-Month LIBOR	9.000%	3/11/24	CCC	2,613,328
2,020	Syniverse Holdings, Inc., Term Loan C	6.873%	6-Month LIBOR	5.000%	3/09/23	B2	1,856,442
1,706	Tempo Acquisition LLC, Term Loan B	4.549%	1-Month LIBOR	2.750%	5/01/24	B1	1,713,186
1,985	West Corporation, Term Loan B	5.645%	1-Month LIBOR	4.000%	10/10/24	B2	1,695,892
965	WEX, Inc., Term Loan B3	3.895%	1-Month LIBOR	2.250%	5/15/26	Ba2	970,336
18,646	Total IT Services						17,188,261

	Life Sciences Tools & Services – 0.7% (0.5% of Total Investments)

291	Inventiv Health, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	8/01/24	BB	292,295
3,061	Parexel International Corp., Term Loan B	4.395%	1-Month LIBOR	2.750%	9/27/24	B2	3,022,643
3,352	Total Life Sciences Tools & Services						3,314,938

	Machinery – 1.3% (0.8% of Total Investments)

878	BJ’s Wholesale Club, Inc., Term Loan, First Lien	3.899%	1-Month LIBOR	2.250%	2/03/24	BB–	883,710
1,738	Gardner Denver, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	7/30/24	BB+	1,744,747
1,031	Gates Global LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	4/01/24	B+	1,031,408
1,964	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.445%	3-Month LIBOR	4.500%	11/27/20	Caa1	1,774,963
650	TNT Crane and Rigging, Inc., Term Loan, Second Lien	10.945%	3-Month LIBOR	9.000%	11/26/21	Caa3	405,164
6,261	Total Machinery						5,839,992

	Marine – 0.4% (0.3% of Total Investments)

8	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.599%	1-Month LIBOR	8.750%	11/12/20	CCC–	3,648
511	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.527%	3-Month LIBOR	8.750%	11/12/20	CCC–	237,132
2,007	Harvey Gulf International Marine, Inc., Exit Term Loan	8.034%	3-Month LIBOR	6.000%	7/02/23	B	1,539,926
2,526	Total Marine						1,780,706

	Media – 18.4% (11.2% of Total Investments)

338	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	328,782
1,264	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	1,228,332
496	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 3.895%, PIK 1.750%)	5.645%	1-Month LIBOR	1.750%	4/10/24	N/R	427,425
507	Catalina Marketing Corporation, First Out Term Loan	9.160%	1-Month LIBOR	7.500%	2/15/23	B2	395,952
676	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.660%, PIK 9.500%)	2.660%	1-Month LIBOR	1.000%	8/15/23	Caa2	267,288
328	CBS Radio, Inc., Term Loan B2	4.160%	1-Month LIBOR	2.500%	11/18/24	BB	330,595
4,492	Cequel Communications LLC, Term Loan B	3.926%	1-Month LIBOR	2.250%	1/15/26	BB	4,508,775
4,157	Charter Communications Operating Holdings LLC, Term Loan B2	3.400%	1-Month LIBOR	1.750%	2/01/27	BBB–	4,179,867
1,632	Cineworld Group PLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	2/28/25	BB–	1,620,268
8,209	Clear Channel Outdoor Holdings, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	8/21/26	B+	8,253,429
1,000	Cox Media/Terrier Media, Term Loan, First Lien	6.148%	3-Month LIBOR	4.250%	12/17/26	BB–	1,009,750
1,244	CSC Holdings LLC, Refinancing Term Loan	3.926%	1-Month LIBOR	2.250%	7/17/25	BB	1,248,270
2,379	CSC Holdings, LLC, Term Loan B5	4.176%	1-Month LIBOR	2.500%	4/15/27	BB	2,392,359
1,614	Cumulus Media, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	3/31/26	B2	1,629,207

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$744	EW Scripps, Term Loan B2	4.145%	1-Month LIBOR	2.500%	5/01/26	Ba2	$749,781
553	Gray Television, Inc., Term Loan B2	4.031%	1-Month LIBOR	2.250%	2/07/24	BB	555,015
637	Gray Television, Inc., Term Loan C	4.281%	1-Month LIBOR	2.500%	1/02/26	BB	641,170
625	Houghton Mifflin Harcourt, Term Loan	7.910%	1-Month LIBOR	6.250%	11/22/24	B	632,813
6,990	iHeartCommunications Inc., Term Loan B	5.781%	1-Month LIBOR	4.000%	4/29/26	BB–	7,010,351
6,719	iHeartCommunications Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	6,736,989
1,819	IMG Worldwide, Inc., Term Loan B	4.400%	1-Month LIBOR	2.750%	5/16/25	B	1,813,904
3,252	Intelsat Jackson Holdings, S.A., Term Loan B	5.682%	3-Month LIBOR	3.750%	11/30/23	B1	3,245,485
1,126	LCPR Loan Financing LLC, Term Loan B	6.676%	1-Month LIBOR	5.000%	10/15/26	B+	1,142,254
5,698	McGraw-Hill Education Holdings LLC, Term Loan B	5.645%	1-Month LIBOR	4.000%	5/02/22	B+	5,470,544
1,350	Meredith Corporation, Term Loan B1	4.395%	1-Month LIBOR	2.750%	1/31/25	BB	1,360,266
1,829	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.150%	1-Month LIBOR	2.500%	7/03/25	BB	1,836,347
1,000	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.150%	1-Month LIBOR	4.500%	7/03/26	B2	1,006,250
1,097	Nexstar Broadcasting, Inc., Term Loan B	4.531%	1-Month LIBOR	2.750%	9/18/26	BB	1,104,179
468	Nexstar Broadcasting, Inc., Term Loan B3	4.031%	1-Month LIBOR	2.250%	1/17/24	BB	469,950
2,302	Nexstar Broadcasting, Inc., Term Loan B3	3.900%	1-Month LIBOR	2.250%	1/17/24	BB	2,308,572
316	Red Ventures, Term Loan B	4.161%	1-Month LIBOR	2.500%	11/08/24	BB–	316,603
898	Sinclair Television Group, Term Loan B2	4.180%	1-Month LIBOR	2.500%	9/30/26	BB+	902,804
3,432	Sinclair Television Group, Term Loan B2	3.900%	1-Month LIBOR	2.250%	1/03/24	BB+	3,445,824
3,394	WideOpenWest Finance LLC, Term Loan B	4.904%	1-Month LIBOR	3.250%	8/18/23	B	3,371,664
8,896	Ziggo B.V., Term Loan	4.133%	1-Month LIBOR	2.500%	4/15/28	B+	8,907,014
81,481	Total Media						80,848,078

	Multiline Retail – 1.1% (0.7% of Total Investments)

2,062	99 Cents Only Stores, Term Loan B2, Second Lien, (cash 6.983%, PIK 1.500%)	8.483%	3-Month LIBOR	5.000%	1/13/22	CCC+	1,742,893
1,939	Belk, Inc., Term Loan, First Lien	8.803%	3-Month LIBOR	6.750%	7/31/25	B2	1,453,610
1,474	EG America LLC, Term Loan, First Lien	5.961%	3-Month LIBOR	4.000%	2/07/25	B	1,473,533
5,475	Total Multiline Retail						4,670,036

	Multi-Utilities – 2.4% (1.5% of Total Investments)

9,985	Pacific Gas & Electric, Revolving Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	N/R	10,487,742

	Oil, Gas & Consumable Fuels – 3.7% (2.3% of Total Investments)

1,433	BCP Renaissance Parent, Term Loan B	5.445%	3-Month LIBOR	3.500%	10/31/24	B+	1,305,572
2,150	Buckeye Partners, Term Loan, First Lien	4.531%	1-Month LIBOR	2.750%	11/01/26	BBB–	2,171,951
546	California Resources Corporation, Term Loan	12.025%	1-Month LIBOR	10.375%	12/31/21	B	385,627
4,665	California Resources Corporation, Term Loan B, (DD1)	6.400%	1-Month LIBOR	4.750%	12/31/22	B	4,258,282
4,969	Fieldwood Energy LLC, Exit Term Loan	7.027%	3-Month LIBOR	5.250%	4/11/22	B+	4,275,158
3,211	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (DD1)	9.027%	3-Month LIBOR	7.250%	4/11/23	B+	1,993,442
654	Gulf Finance, LLC, Term Loan B	7.200%	3-Month LIBOR	5.250%	8/25/23	CCC+	514,423
1,090	Gulf Finance, LLC, Term Loan B	7.040%	1-Month LIBOR	5.250%	8/25/23	CCC+	858,142
617	Peabody Energy Corporation, Term Loan B	4.395%	1-Month LIBOR	2.750%	3/31/25	BB–	502,700
19,335	Total Oil, Gas & Consumable Fuels						16,265,297

	Personal Products – 1.3% (0.8% of Total Investments)

2,871	Coty, Inc., Term Loan A	3.442%	1-Month LIBOR	1.750%	4/05/23	BB–	2,827,836
198	Coty, Inc., Term Loan B	3.942%	1-Month LIBOR	2.250%	4/07/25	BB–	196,798
3,652	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.409%	3-Month LIBOR	3.500%	11/16/20	B3	2,882,374
6,721	Total Personal Products						5,907,008

	Pharmaceuticals – 3.0% (1.8% of Total Investments)

200	Akorn, Term Loan, First Lien, (cash 10.313%, PIK 0.750%)	11.063%	1-Week LIBOR	10.000%	4/16/21	B–	193,459
953	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	9/26/24	B–	912,950
3,561	Concordia Healthcare Corp, Exit Term Loan	7.447%	3-Month LIBOR	5.500%	9/06/24	B–	3,379,604

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals (continued)

$549	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1)	4.695%	3-Month LIBOR	2.750%	9/24/24	B–	$461,711
475	Mallinckrodt International Finance S.A., Term Loan, First Lien, (DD1)	4.909%	3-Month LIBOR	3.000%	2/24/25	B–	397,021
1,941	Valeant Pharmaceuticals International, Inc., Term Loan B	4.420%	1-Month LIBOR	2.750%	11/27/25	BB	1,949,991
5,953	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.670%	1-Month LIBOR	3.000%	6/02/25	BB	5,984,153
13,632	Total Pharmaceuticals						13,278,889

	Professional Services – 2.0% (1.2% of Total Investments)

1,053	Ceridian HCM Holding, Inc., Term Loan B	4.645%	1-Month LIBOR	3.000%	4/30/25	B2	1,060,394
1,150	Dun & Bradstreet Corp., Term Loan, First Lien	6.661%	1-Month LIBOR	5.000%	8/29/25	BB–	1,158,194
3,333	Nielsen Finance LLC, Term Loan B4	3.699%	1-Month LIBOR	2.000%	10/04/23	BBB–	3,342,404
597	On Assignment, Inc., Term Loan B3	3.395%	1-Month LIBOR	1.750%	4/02/25	BBB–	602,120
3,298	Skillsoft Corporation, Initial Term Loan, First Lien	6.527%	3-Month LIBOR	4.750%	4/28/21	CCC+	2,790,823
9,431	Total Professional Services						8,953,935

	Real Estate Management & Development – 0.6% (0.4% of Total Investments)

2,689	GGP, Initial Term Loan A2	3.895%	1-Month LIBOR	2.250%	8/28/23	BB+	2,685,937

	Road & Rail – 2.3% (1.4% of Total Investments)

4,711	Avolon LLC, Term Loan B3	3.408%	1-Month LIBOR	1.750%	1/15/25	Baa2	4,738,907
921	Ceva Group PLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	8/04/25	B2	794,397
2,000	Genesee & Wyoming Inc., Term Loan, First Lien	3.906%	3-Month LIBOR	2.000%	12/30/26	BB	2,014,160
1,440	Quality Distribution, Incremental Term Loan, First Lien	7.445%	3-Month LIBOR	5.500%	8/18/22	B–	1,452,600
1,006	Savage Enterprises LLC, Initial Term Loan	5.670%	1-Month LIBOR	4.000%	8/01/25	B+	1,018,670
10,078	Total Road & Rail						10,018,734

	Semiconductors & Semiconductor Equipment – 1.0% (0.6% of Total Investments)

665	Cabot Microelectronics, Term Loan B1	3.688%	1-Month LIBOR	2.000%	11/17/25	BB+	669,611
58	Lumileds, Term Loan B, (DD1)	5.145%	1-Month LIBOR	3.500%	6/30/24	B+	33,882
1,553	Lumileds, Term Loan B, (DD1)	5.445%	3-Month LIBOR	3.500%	6/30/24	B+	906,412
1,150	Microchip Technology, Inc., Term Loan B	3.650%	1-Month LIBOR	2.000%	5/29/25	Baa3	1,155,773
1,423	ON Semiconductor Corporation, New Replacement Term Loan B4	3.645%	1-Month LIBOR	2.000%	9/19/26	Baa3	1,432,219
4,849	Total Semiconductors & Semiconductor Equipment						4,197,897

	Software – 14.2% (8.7% of Total Investments)

998	Autodata Solutions, Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	6/01/26	B2	1,002,956
1,496	Blackboard, Inc., Term Loan B5, First Lien	7.908%	3-Month LIBOR	6.000%	6/30/24	B1	1,465,158
1,649	Compuware Corporation, Term Loan, First Lien	5.645%	1-Month LIBOR	4.000%	8/22/25	B	1,662,260
1,787	DiscoverOrg LLC, Term Loan B	6.145%	1-Month LIBOR	4.500%	2/02/26	B	1,793,198
1,968	Ellucian, Term Loan B, First Lien	5.195%	3-Month LIBOR	3.250%	9/30/22	B	1,975,059
2,557	Epicor Software Corporation, Term Loan B	4.900%	1-Month LIBOR	3.250%	6/01/22	B2	2,571,475
2,904	Greeneden U.S. Holdings II LLC, Term Loan B	4.899%	1-Month LIBOR	3.250%	12/01/23	B2	2,911,337
327	Greenway Health, Term Loan, First Lien	5.690%	3-Month LIBOR	3.750%	2/16/24	B	291,203
10,731	Infor (US), Inc., Term Loan B	4.695%	3-Month LIBOR	2.750%	2/01/22	Ba3	10,763,632
2,488	Informatica, Term Loan B	4.895%	1-Month LIBOR	3.250%	8/05/22	B1	2,499,207
1,216	Kronos Incorporated, Term Loan B	4.909%	3-Month LIBOR	3.000%	11/01/23	B	1,221,484
656	McAfee Holdings International, Inc., Term Loan, Second Lien	10.159%	1-Month LIBOR	8.500%	9/29/25	B–	664,250
4,231	McAfee LLC, Term Loan B	5.399%	1-Month LIBOR	3.750%	9/30/24	B	4,254,142
863	Micro Focus International PLC, New Term Loan	4.145%	1-Month LIBOR	2.500%	6/21/24	BB–	860,115
5,830	Micro Focus International PLC, Term Loan B	4.145%	1-Month LIBOR	2.500%	6/21/24	BB–	5,808,567
4,853	Micro Focus International PLC, Term Loan B2	3.895%	1-Month LIBOR	2.250%	11/19/21	BB–	4,862,963
3,626	Misys, New Term Loan, First Lien	5.277%	3-Month LIBOR	3.500%	6/13/24	B	3,594,956
1,436	Misys, New Term Loan, Second Lien	9.027%	3-Month LIBOR	7.250%	6/13/25	CCC+	1,412,818
376	Mitchell International, Inc., Initial Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	11/29/24	B2	372,874

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$667	Mitchell International, Inc., Initial Term Loan, Second Lien	8.895%	1-Month LIBOR	7.250%	12/01/25	CCC	$649,443
1,197	Perforce Software Inc., Term Loan, First Lien	5.895%	1-Month LIBOR	4.250%	7/30/26	B2	1,199,250
1,455	RP Crown Parent LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	10/15/23	B1	1,463,184
2,583	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	3.895%	1-Month LIBOR	2.250%	4/16/25	BB+	2,588,364
1,843	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	3.395%	1-Month LIBOR	2.250%	4/16/25	BB+	1,846,783
4,154	TIBCO Software, Inc., Term Loan B	5.740%	1-Month LIBOR	4.000%	6/30/26	B1	4,179,941
748	Ultimate Software, Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	5/04/26	B	752,273
62,639	Total Software						62,666,892

	Specialty Retail – 2.1% (1.3% of Total Investments)

1,780	Academy, Ltd., Term Loan B	5.781%	1-Month LIBOR	4.000%	7/01/22	CCC+	1,440,260
1,104	Petco Animal Supplies, Inc., Term Loan B1	5.027%	3-Month LIBOR	3.250%	1/26/23	B2	939,423
2,075	Petsmart Inc., Term Loan B	4.670%	1-Month LIBOR	3.000%	3/11/22	B2	2,054,506
4,336	Petsmart Inc., Term Loan B, First Lien	5.670%	1-Month LIBOR	4.000%	3/11/22	B	4,332,093
1,203	Serta Simmons Holdings LLC, Term Loan, Second Lien	9.660%	1-Month LIBOR	8.000%	11/08/24	Caa3	373,091
10,498	Total Specialty Retail						9,139,373

	Technology Hardware, Storage & Peripherals – 5.3% (3.3% of Total Investments)

5,750	BMC Software, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	10/02/25	B2	5,674,137
13,222	Dell International LLC, Refinancing Term Loan B1	3.650%	1-Month LIBOR	2.000%	9/19/25	BBB–	13,294,757
1,465	Diebold, Inc., Term Loan A1	10.938%	1-Month LIBOR	9.250%	8/31/22	B–	1,554,523
598	NCR Corporation, Term Loan B	4.150%	1-Month LIBOR	2.500%	8/28/26	BBB–	601,496
2,379	Western Digital, Term Loan B	3.395%	1-Month LIBOR	1.750%	4/29/23	Baa2	2,385,426
23,414	Total Technology Hardware, Storage & Peripherals						23,510,339

	Trading Companies & Distributors – 0.2% (0.1% of Total Investments)

594	Hayward Industries, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	8/05/24	B	589,370
365	Univar, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	7/01/24	BB+	366,733
959	Total Trading Companies & Distributors						956,103

	Transportation Infrastructure – 0.4% (0.2% of Total Investments)

742	Atlantic Aviation FBO Inc., Term Loan	5.400%	1-Month LIBOR	3.750%	12/06/25	BB	750,853
349	Standard Aero, Canadien Term Loan	5.945%	3-Month LIBOR	4.000%	4/06/26	B	351,066
649	Standard Aero, USD Term Loan B	5.945%	3-Month LIBOR	4.000%	4/06/26	B	652,983
1,740	Total Transportation Infrastructure						1,754,902

	Wireless Telecommunication Services – 2.5% (1.5% of Total Investments)

1,632	Asurion LLC, Term Loan B4	4.645%	1-Month LIBOR	3.000%	8/04/22	Ba3	1,636,712
2,873	Sprint Corporation, Incremental Term Loan	4.688%	1-Month LIBOR	3.000%	2/02/24	Ba2	2,840,924
6,807	Sprint Corporation, Term Loan, First Lien	4.188%	1-Month LIBOR	2.500%	2/02/24	Ba2	6,675,605
11,312	Total Wireless Telecommunication Services						11,153,241
$644,680	Total Variable Rate Senior Loan Interests (cost $634,079,063)						626,214,777

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 14.2% (8.7% of Total Investments)

	Communications Equipment – 1.5% (0.9% of Total Investments)

$5,007	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	$4,093,222
3,175	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	2,741,073
8,182	Total Communications Equipment						6,834,295

	Consumer Finance – 0.5% (0.3% of Total Investments)

2,005	Verscend Escrow Corp, 144A			9.750%	8/15/26	CCC+	2,180,438

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Containers & Packaging – 0.9% (0.6% of Total Investments)

$4,070	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	B+	$4,079,614

	Diversified Telecommunication Services – 1.0% (0.6% of Total Investments)

865	Consolidated Communications Inc	6.500%	10/01/22	CCC+	825,534
1,650	CSC Holdings LLC, 144A	10.875%	10/15/25	B	1,827,705
900	Frontier Communications Corp	11.000%	9/15/25	CCC–	416,250
1,175	Frontier Communications Corp, 144A	8.000%	4/01/27	B3	1,226,465
4,590	Total Diversified Telecommunication Services				4,295,954

	Electric Utilities – 3.0% (1.8% of Total Investments)

2,019	Energy Harbor Corp, (5)	6.850%	6/01/34	BBB–	1,913,967
895	Pacific Gas & Electric Co, (5)	2.450%	8/15/22	D	946,463
715	Pacific Gas & Electric Co, (5)	3.850%	11/15/23	D	765,050
2,030	Pacific Gas & Electric Co, (5)	3.300%	12/01/27	D	2,103,486
3,555	Pacific Gas & Electric Co, (5)	6.050%	3/01/34	D	4,088,250
2,325	Pacific Gas & Electric Co, (5)	4.750%	2/15/44	D	2,638,875
770	Pacific Gas & Electric Co, (5)	4.250%	3/15/46	D	810,425
12,309	Total Electric Utilities				13,266,516

	Entertainment – 0.6% (0.4% of Total Investments)

3,270	AMC Entertainment Holdings Inc	6.125%	5/15/27	B3	2,779,500

	Health Care Equipment & Supplies – 0.1% (0.1% of Total Investments)

900	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A	5.625%	10/15/23	CCC–	355,500

	Health Care Providers & Services – 0.7% (0.4% of Total Investments)

375	Envision Healthcare Corp, 144A	8.750%	10/15/26	CCC+	226,125
735	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	820,444
705	Tenet Healthcare Corp	8.125%	4/01/22	B–	770,240
1,060	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	1,121,056
2,875	Total Health Care Providers & Services				2,937,865

	IT Services – 0.3% (0.2% of Total Investments)

1,325	Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho, 144A	10.000%	11/30/24	CCC+	1,426,031

	Media – 3.5% (2.2% of Total Investments)

150	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	BBB–	150,886
638	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	B–	694,622
495	DISH DBS Corp	5.125%	5/01/20	B1	497,668
3,000	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	3,120,000
6,250	iHeartCommunications Inc, (5), (7)	9.000%	3/01/21	N/R	62
1,714	iHeartCommunications Inc, 144A, (5), (7)	11.250%	3/01/21	N/R	17
14,960	iHeartCommunications Inc, (5), (7)	14.000%	8/01/21	N/R	150
4,000	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	4,170,000
6,427	iHeartCommunications Inc	8.375%	5/01/27	B–	6,988,754
4,662	iHeartCommunications Inc, (5), (7)	9.000%	12/15/49	N/R	47
42,296	Total Media				15,622,206

	Oil, Gas & Consumable Fuels – 1.2% (0.7% of Total Investments)

2,935	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	3,140,450
540	MEG Energy Corp, 144A	7.000%	3/31/24	BB–	544,050
1,100	Oasis Petroleum Inc, 144A	6.250%	5/01/26	B+	838,750
1,400	Whiting Petroleum Corp	6.625%	1/15/26	BB–	783,930
5,975	Total Oil, Gas & Consumable Fuels				5,307,180

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

733	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	696,350

	Semiconductors & Semiconductor Equipment – 0.4% (0.2% of Total Investments)

1,394	Advanced Micro Devices Inc	7.500%	8/15/22	BB–	1,572,544

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services – 0.3% (0.2% of Total Investments)

$1,220	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	$646,600
630	Level 3 Financing Inc	5.375%	8/15/22	BB	632,520
1,850	Total Wireless Telecommunication Services				1,279,120
$91,774	Total Corporate Bonds (cost $63,159,311)				62,633,113

Shares	Description (1)				Value

	COMMON STOCKS – 2.9% (1.8% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

16,910	Cengage Learning Holdings II Inc, (8), (9)				$216,245

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

63,862	Transocean Ltd				291,211
7,266	Vantage Drilling International, (8), (9)				211,927
	Total Energy Equipment & Services				503,138

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

54,276	Millennium Health LLC, (8), (9)				326
50,560	Millennium Health LLC, (7), (9)				53,492
47,462	Millennium Health LLC, (7), (9)				47,842
	Total Health Care Providers & Services				101,660

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

12,030	Catalina Marketing Corp, (8), (9)				60,150

	Media – 2.4% (1.5% of Total Investments)

640,661	Clear Channel Outdoor Holdings Inc, (9)				1,749,005
67,466	Cumulus Media Inc, (9)				944,524
1,318,561	Hibu plc, (8), (9)				147,679
316,926	iHeartMedia Inc, (9)				5,603,252
23,363	Metro-Goldwyn-Mayer Inc, (8), (9)				2,018,960
36,087	Tribune Co, (7)				7,939
	Total Media				10,471,359

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

22,758	Advanz Pharma Corp Ltd, (9)				139,051

	Software – 0.4% (0.2% of Total Investments)

125,939	Avaya Holdings Corp, (9)				1,608,241
	Total Common Stocks (cost $23,551,578)				13,099,844

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 0.6% ( 0.4% of Total Investments)

$675	Bristol Park CLO LTD, Series 2016-1A, 144A, (3-Month LIBOR reference rate + 7.250% spread), (11)	9.081%	4/15/29	Ba3	$675,323
800	Dryden 50 Senior Loan Fund, Series 2017-50A, 144A, (3-Month LIBOR reference rate + 6.260% spread), (11)	8.091%	7/15/30	Ba3	795,942
750	Gilbert Park CLO LTD, Series 2017-1A, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	8.231%	10/15/30	Ba3	749,218
400	Neuberger Berman Loan Advisers CLO 28 Limited, Series 2018-28A, 144A, (3-Month LIBOR reference rate + 5.600% spread), (11)	7.419%	4/20/30	BB–	382,424
$2,625	Total Asset-Backed Securities (cost $2,601,603)				2,602,907

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.1% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.0% of Total Investments)

13,466	Fieldwood Energy Inc, (8), (9)		$257,538
2,721	Fieldwood Energy Inc, (8), (9)		52,039
	Total Common Stock Rights (cost $384,387)		309,577

Shares	Description (1)		Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

15,619	Avaya Holdings Corp, (8)		$16,400
	Total Warrants (cost $1,460,830)		16,400
	Total Long-Term Investments (cost $725,236,772)		704,876,618

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.9% (2.3% of Total Investments)

	INVESTMENT COMPANIES – 3.9% (2.3% of Total Investments)

16,911,934	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.513% (12)	$16,911,934
	Total Short-Term Investments (cost $16,911,934)		16,911,934
	Total Investments (cost $742,148,706) – 164.0%		721,788,552
	Borrowings – (44.3)% (13), (14)		(195,000,000)
	Term Preferred Shares, net of deferred offering costs – (14.9)% (15)		(65,380,416)
	Other Assets Less Liabilities – (4.8)% (16)		(21,229,459)
	Net Assets Applicable to Common Shares – 100%		$440,178,677

Investment in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$21,000,000	Pay	1-Month LIBOR	2.500	% (17)	Monthly	4/01/22	(18)	$1,986	$1,986
Morgan Stanley Capital Services LLC	45,000,000	Pay	1-Month LIBOR	4.000		Monthly	1/01/27	(19)	524,793	524,793
Total	$66,000,000								$526,779	$526,779
Total unrealized appreciation on interest rate swaps										$526,779
Total unrealized depreciation on interest rate swaps										$—

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-Income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 27.0%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.1%.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)

Effective April 1, 2020, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on July 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(19)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JSD	Nuveen Short Duration Credit Opportunities Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 164.0% (97.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 146.7% (87.4% of Total Investments) (2)

	Aerospace & Defense – 3.3% (2.0% of Total Investments)

$489	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.400%	1-Month LIBOR	2.750%	10/04/24	BB	$473,204
2,361	Sequa Corporation, Term Loan B	6.904%	3-Month LIBOR	5.000%	11/28/21	B–	2,373,752
854	Sequa Corporation, Term Loan, Second Lien	10.770%	3-Month LIBOR	9.000%	4/28/22	Caa2	861,565
1,854	Transdigm, Inc., Term Loan F, (DD1)	4.145%	1-Month LIBOR	2.500%	12/30/25	Ba3	1,853,207
5,558	Total Aerospace & Defense						5,561,728

	Air Freight & Logistics – 0.9% (0.5% of Total Investments)

769	PAE Holding Corporation, Term Loan B	7.349%	2-Month LIBOR	5.500%	10/20/22	B+	772,604
722	XPO Logistics, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/24/25	BBB–	725,292
1,491	Total Air Freight & Logistics						1,497,896

	Airlines – 2.5% (1.5% of Total Investments)

87	American Airlines, Inc., Term Loan 2025	3.411%	1-Month LIBOR	1.750%	6/27/25	BB+	86,247
1,475	American Airlines, Inc., Term Loan B	3.649%	1-Month LIBOR	2.000%	4/28/23	BB+	1,474,898
1,291	American Airlines, Inc., Term Loan B	3.676%	1-Month LIBOR	2.000%	12/14/23	BB+	1,292,316
778	American Airlines, Inc., Term Loan B, (DD1)	3.677%	1-Month LIBOR	2.000%	1/23/27	BB+	779,951
500	WestJet Airlines, Term Loan	4.684%	1-Month LIBOR	3.000%	12/11/26	Ba2	504,030
4,131	Total Airlines						4,137,442

	Auto Components – 1.4% (0.8% of Total Investments)

838	DexKo Global, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	7/24/24	B1	839,371
998	Johnson Controls Inc., Term Loan B	5.160%	1-Month LIBOR	3.500%	4/30/26	Ba3	1,005,231
461	Superior Industries International, Inc., Term Loan B	5.645%	1-Month LIBOR	4.000%	5/22/24	B1	456,551
2,297	Total Auto Components						2,301,153

	Beverages – 0.7% (0.4% of Total Investments)

1,253	Jacobs Douwe Egberts, Term Loan B	3.813%	1-Month LIBOR	2.000%	11/01/25	Ba1	1,259,437

	Biotechnology – 1.0% (0.6% of Total Investments)

1,667	Grifols, Inc., Term Loan B, First Lien	3.561%	1-Week LIBOR	2.000%	11/15/27	BB+	1,678,125

	Building Products – 1.8% (1.1% of Total Investments)

589	ACProducts, Inc., Term Loan, First Lien	7.145%	1-Month LIBOR	5.500%	2/15/24	B+	589,486
123	Fairmount, Initial Term Loan	5.874%	3-Month LIBOR	4.000%	6/01/25	BB–	99,291
321	Ply Gem Industries, Inc., Term Loan B	5.434%	1-Month LIBOR	3.750%	4/12/25	B+	321,398
2,049	Quikrete Holdings, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	1/29/27	BB–	2,054,509
3,082	Total Building Products						3,064,684

	Capital Markets – 1.0% (0.6% of Total Investments)

1,644	RPI Finance Trust, Term Loan B6	3.645%	1-Month LIBOR	2.000%	3/27/23	BBB–	1,649,104

	Chemicals – 0.3% (0.2% of Total Investments)

419	Ineos US Finance LLC, Term Loan	3.645%	1-Month LIBOR	2.000%	4/01/24	BB+	419,437

	Commercial Services & Supplies – 3.9% (2.3% of Total Investments)

226	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.124%	3-Month LIBOR	4.250%	6/21/24	B–	226,329
325	Creative Artists Agency, LLC, Term Loan B	5.395%	1-Month LIBOR	3.750%	11/27/26	B+	327,301
3,048	Formula One Group, Term Loan B	4.145%	1-Month LIBOR	2.500%	2/01/24	B+	3,053,277
289	Garda World Security Corp, Term Loan B, First Lien	6.660%	3-Month LIBOR	4.750%	10/30/26	B1	291,139

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies (continued)

$494	GFL Environmental, Term Loan	4.645%	1-Month LIBOR	3.000%	5/30/25	B+	$493,302
130	Harland Clarke Holdings Corporation, Term Loan B7, (WI/DD)	TBD	TBD	TBD	TBD	B–	104,660
891	iQor US, Inc., Term Loan, First Lien	6.781%	3-Month LIBOR	5.000%	4/01/21	Caa1	733,556
167	iQor US, Inc., Term Loan, Second Lien	10.659%	3-Month LIBOR	8.750%	4/01/22	Caa3	93,803
279	KAR Auction Services, Inc., Term Loan B6	3.938%	1-Month LIBOR	2.250%	9/19/26	Ba2	282,084
428	Robertshaw US Holding Corp., Initial Term Loan, First Lien	4.938%	1-Month LIBOR	3.250%	2/28/25	B–	399,560
400	Sabert Corporation, Initial Term Loan	6.188%	1-Month LIBOR	4.500%	12/10/26	B	403,750
169	West Corporation, Incremental Term Loan B1	5.145%	1-Month LIBOR	3.500%	10/10/24	B2	142,646
6,846	Total Commercial Services & Supplies						6,551,407

	Communications Equipment – 2.5% (1.5% of Total Investments)

2,385	Avaya, Inc., Term Loan B	5.926%	1-Month LIBOR	4.250%	12/15/24	B	2,339,634
1,070	CommScope, Inc., Term Loan B	4.895%	1-Month LIBOR	3.250%	4/06/26	Ba3	1,071,222
668	Mitel US Holdings, Inc., Term Loan, First Lien	6.281%	1-Month LIBOR	4.500%	11/30/25	B	644,861
159	Plantronics, Term Loan B	4.145%	1-Month LIBOR	2.500%	7/02/25	Ba1	152,649
4,282	Total Communications Equipment						4,208,366

	Construction & Engineering – 1.1% (0.7% of Total Investments)

709	KBR, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	4/25/25	Ba2	712,886
1,313	Traverse Midstream Partners, Term Loan B	5.650%	1-Month LIBOR	4.000%	9/27/24	B+	1,170,093
2,022	Total Construction & Engineering						1,882,979

	Consumer Finance – 0.4% (0.3% of Total Investments)

734	Verscend Technologies, Tern Loan B	6.145%	1-Month LIBOR	4.500%	8/27/25	B+	738,509

	Containers & Packaging – 1.4% (0.8% of Total Investments)

699	Berry Global, Inc., Term Loan W	3.677%	1-Month LIBOR	2.000%	10/01/22	BBB–	702,680
746	Berry Global, Inc., Term Loan Y	3.781%	1-Month LIBOR	2.000%	7/01/26	BBB–	750,448
833	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB+	837,745
2,278	Total Containers & Packaging						2,290,873

	Distributors – 0.5% (0.3% of Total Investments)

210	Insurance Auto Actions Inc., Term Loan	3.938%	1-Month LIBOR	2.250%	6/29/26	BB	211,857
576	SRS Distribution, Inc., Term Loan B	4.900%	1-Month LIBOR	3.250%	5/23/25	B3	573,960
786	Total Distributors						785,817

	Diversified Consumer Services – 1.5% (0.9% of Total Investments)

1,805	Cengage Learning Acquisitions, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	6/07/23	B	1,729,962
743	Refinitiv, Term Loan B	4.895%	1-Month LIBOR	3.250%	10/01/25	B	750,389
2,548	Total Diversified Consumer Services						2,480,351

	Diversified Financial Services – 2.3% (1.4% of Total Investments)

423	Blackstone CQP, Term Loan	5.408%	3-Month LIBOR	3.500%	9/30/24	B+	423,581
1,231	Ditech Holding Corporation., Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	D	510,810
221	Getty Images, Inc., Initial Dollar Term Loan	6.188%	1-Month LIBOR	4.500%	2/19/26	B2	219,621
358	Inmarsat Finance, Term Loan, First Lien, (6)	6.150%	1-Month LIBOR	4.500%	12/11/26	B+	360,651
517	Inmarsat Finance, Term Loan, First Lien, (6)	2.737%	N/A	2.737%	12/11/26	B+	521,253
338	Lions Gate Entertainment Corp., Term Loan B	3.895%	1-Month LIBOR	2.250%	3/24/25	Ba2	337,190
372	Sotheby’s, Term Loan B	7.170%	1-Month LIBOR	5.500%	1/15/27	B+	376,036
1,227	Travelport LLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	5/29/26	B+	1,115,266
4,687	Total Diversified Financial Services						3,864,408

	Diversified Telecommunication Services – 6.7% (4.0% of Total Investments)

675	CenturyLink, Inc, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	676,900
3,317	CenturyLink, Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	3,317,040
2,997	Frontier Communications Corporation, Term Loan B	5.400%	1-Month LIBOR	3.750%	1/14/22	B3	3,032,080
195	Intelsat Jackson Holdings, S.A., Term Loan B4	6.305%	6-Month LIBOR	4.500%	1/02/24	B1	197,393

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$312	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	$315,885
1,975	Numericable Group S.A., Term Loan B13	5.676%	1-Month LIBOR	4.000%	8/14/26	B	1,978,713
1,250	Windstream Corporation, DIP Term Loan	4.150%	1-Month LIBOR	2.500%	2/26/21	BBB–	1,256,644
204	Windstream Corporation, Term Loan B6, (DD1), (5)	9.750%	Prime	5.000%	3/29/21	N/R	198,094
365	Windstream Corporation, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	D	347,208
11,290	Total Diversified Telecommunication Services						11,319,957

	Electric Utilities – 1.0% (0.6% of Total Investments)

354	ExGen Renewables, Term Loan	4.910%	3-Month LIBOR	3.000%	11/28/24	B	354,107
1,337	Vistra Operations Co., Term Loan B3	3.419%	1-Month LIBOR	1.750%	12/13/25	BBB–	1,343,739
1,691	Total Electric Utilities						1,697,846

	Electronic Equipment, Instruments & Components – 0.5% (0.3% of Total Investments)

804	TTM Technologies, Inc., Term Loan B	4.281%	1-Month LIBOR	2.500%	9/28/24	BB+	807,703

	Entertainment – 0.8% (0.5% of Total Investments)

845	AMC Entertainment, Inc., Term Loan B	4.650%	1-Month LIBOR	3.000%	4/22/26	Ba2	847,169
506	Springer SBM Two GmbH, Term Loan B16	5.145%	1-Month LIBOR	3.500%	8/14/24	B+	508,464
1,351	Total Entertainment						1,355,633

	Equity Real Estate Investment Trust – 0.9% (0.6% of Total Investments)

1,089	Communications Sales & Leasing, Inc., Shortfall Term Loan	6.645%	1-Month LIBOR	5.000%	10/24/22	Caa1	1,085,731
478	Realogy Group LLC, Term Loan A	3.895%	1-Month LIBOR	2.250%	2/08/23	Ba1	470,953
1,567	Total Equity Real Estate Investment Trust						1,556,684

	Food & Staples Retailing – 3.9% (2.3% of Total Investments)

2,780	Albertson’s LLC, Term Loan B7	4.395%	1-Month LIBOR	2.750%	11/17/25	BB	2,786,355
558	Albertson’s LLC, Term Loan B8	4.395%	1-Month LIBOR	2.750%	8/17/26	BB	558,809
500	BellRing Brands, Term Loan, First Lien	6.645%	1-Month LIBOR	5.000%	10/21/24	B+	509,375
1	Del Monte Foods Company, Term Loan, First Lien	7.000%	Prime	2.250%	2/18/21	CCC+	733
292	Del Monte Foods Company, Term Loan, First Lien	5.160%	3-Month LIBOR	3.250%	2/18/21	CCC+	275,728
2,447	US Foods, Inc., New Term Loan	3.395%	1-Month LIBOR	1.750%	6/27/23	BB+	2,456,772
6,578	Total Food & Staples Retailing						6,587,772

	Food Products – 0.8% (0.5% of Total Investments)

17	American Seafoods Group LLC, Term Loan B	6.500%	Prime	1.750%	8/21/23	BB–	17,250
540	American Seafoods Group LLC, Term Loan B	4.490%	1-Month LIBOR	2.750%	8/21/23	BB–	543,379
750	Froneri Lux FinCo SARL, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B+	752,812
1,307	Total Food Products						1,313,441

	Health Care Equipment & Supplies – 1.0% (0.6% of Total Investments)

545	Greatbatch Ltd., New Term Loan B	4.200%	1-Month LIBOR	2.500%	10/27/22	B+	550,524
443	MedPlast, Term Loan, First Lien	5.695%	3-Month LIBOR	3.750%	7/02/25	B–	436,489
718	Vyaire Medical, Inc., Term Loan B	6.659%	3-Month LIBOR	4.750%	4/16/25	B3	622,823
1,706	Total Health Care Equipment & Supplies						1,609,836

	Health Care Providers & Services – 10.8% (6.4% of Total Investments)

1,441	Air Medical Group Holdings, Inc., Term Loan B	4.910%	1-Month LIBOR	3.250%	4/28/22	B1	1,413,846
409	Air Methods, Term Loan, First Lien	5.445%	3-Month LIBOR	3.500%	4/22/24	B	353,632
492	Ardent Health, Term Loan, First Lien	6.145%	1-Month LIBOR	4.500%	6/30/25	B1	497,056
938	Brightspring Health, Term Loan B	6.199%	1-Month LIBOR	4.500%	3/05/26	B1	940,842
496	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.895%	1-Month LIBOR	2.250%	5/18/26	BB	499,557
254	Civitas Solutions, Term Loan B	5.645%	1-Month LIBOR	4.000%	3/09/26	B	255,506
15	Civitas Solutions, Term Loan C	5.650%	1-Month LIBOR	4.000%	3/09/26	B	14,709
798	DaVita, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/12/23	BBB–	800,829
1,090	Envision Healthcare Corporation, Initial Term Loan	5.395%	1-Month LIBOR	3.750%	10/10/25	B	922,228
247	HCA, Inc., Term Loan B13	3.395%	1-Month LIBOR	1.750%	3/18/26	BBB–	249,125

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$10	Heartland Dental Care, Inc., Delay Draw Term Loan, (6)	4.966%	N/A	N/A	4/30/25	B2	$10,290
457	Heartland Dental Care, Inc., Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	4/30/25	B2	456,307
500	InnovaCare, Initial Term Loan	9.500%	Prime	4.750%	12/24/26	B+	500,000
285	Jordan Health, Initial Term Loan, First Lien	6.909%	3-Month LIBOR	5.000%	5/15/25	Caa1	244,643
1,625	Kindred at Home Hospice, Term Loan B, First Lien	4.938%	1-Month LIBOR	3.250%	7/02/25	B1	1,632,743
2,486	Lifepoint Health, Inc., New Term Loan B	5.395%	1-Week LIBOR	3.750%	11/16/25	B+	2,502,315
438	Millennium Laboratories, Inc., Term Loan B, First Lien	8.145%	1-Month LIBOR	6.500%	12/21/20	Caa3	213,339
3,438	Pharmaceutical Product Development, Inc., Term Loan B	4.145%	1-Month LIBOR	2.500%	8/18/22	Ba3	3,441,609
111	Quorum Health Corp., Term Loan B	8.527%	3-Month LIBOR	6.750%	4/29/22	Caa1	111,160
2,009	Select Medical Corporation, Term Loan B	4.580%	3-Month LIBOR	2.500%	3/06/25	Ba2	2,022,159
1,158	Team Health, Inc., Initial Term Loan	4.395%	1-Month LIBOR	2.750%	2/06/24	B2	931,464
147	Vizient, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	5/06/26	Ba2	148,267
18,844	Total Health Care Providers & Services						18,161,626

	Health Care Technology – 2.9% (1.7% of Total Investments)

1,828	Emdeon, Inc., Term Loan	4.145%	1-Month LIBOR	2.500%	3/01/24	B+	1,832,554
1,406	Onex Carestream Finance LP, Term Loan, First Lien	7.645%	1-Month LIBOR	6.000%	2/28/21	B1	1,386,617
849	Onex Carestream Finance LP, Term Loan, Second Lien, (cash 10.145%, PIK 1.000%)	11.145%	1-Month LIBOR	9.500%	6/07/21	B–	805,306
850	Zelis, Term Loan B	6.395%	1-Month LIBOR	4.750%	9/30/26	B	857,884
4,933	Total Health Care Technology						4,882,361

	Hotels, Restaurants & Leisure – 14.1% (8.4% of Total Investments)

1,011	24 Hour Fitness Worldwide, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	5/30/25	B	789,213
2,454	Burger King Corporation, Term Loan B4	3.395%	1-Month LIBOR	1.750%	11/19/26	BB+	2,456,128
1,693	Caesars Entertainment Operating Company, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	10/06/24	BB	1,696,661
3,874	Caesars Resort Collection, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	12/23/24	BB	3,877,093
149	Carrols Restaurant Group Inc., Term Loan B	4.920%	1-Month LIBOR	3.250%	4/30/26	B	145,643
1,115	CCM Merger, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/09/21	BB–	1,120,178
1,612	CityCenter Holdings LLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	4/18/24	BB–	1,616,657
815	ClubCorp Operations, Inc., Term Loan B	4.695%	3-Month LIBOR	2.750%	9/18/24	B	777,705
1,455	Equinox Holdings, Inc., Term Loan B1	4.645%	1-Month LIBOR	3.000%	3/08/24	B1	1,454,589
177	Hilton Hotels, Term Loan B2	3.411%	1-Month LIBOR	1.750%	6/22/26	BBB–	178,408
1,100	Life Time Fitness, Inc., Term Loan B	4.659%	3-Month LIBOR	2.750%	6/10/22	BB–	1,103,875
439	PCI Gaming, Term Loan, First Lien	4.145%	1-Month LIBOR	2.500%	5/31/26	BB+	442,292
990	Penn National Gaming, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	10/15/25	BB	995,841
3,771	Scientific Games Corp., Initial Term Loan B5	4.395%	1-Month LIBOR	2.750%	8/14/24	B+	3,766,145
1,781	Stars Group Holdings, Term Loan B	5.445%	3-Month LIBOR	3.500%	7/10/25	B+	1,793,935
1,475	Station Casino LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,472,859
23,911	Total Hotels, Restaurants & Leisure						23,687,222

	Household Durables – 0.4% (0.2% of Total Investments)

245	Apex Tool Group LLC, Third Amendment Term Loan	7.145%	1-Month LIBOR	5.500%	8/01/24	B2	242,221
624	Serta Simmons Holdings LLC, Term Loan, First Lien	5.170%	1-Month LIBOR	3.500%	11/08/23	Caa1	411,133
869	Total Household Durables						653,354

	Household Products – 1.6% (1.0% of Total Investments)

500	Edgewell Personal Care Company, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	501,250
600	KIK Custom Products Inc., Term Loan B2	5.645%	1-Month LIBOR	4.000%	5/15/23	B3	594,375
1,615	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	2/05/23	B+	1,619,702
2,715	Total Household Products						2,715,327

	Industrial Conglomerates – 0.4% (0.3% of Total Investments)

735	Education Advisory Board, Term Loan, First Lien	5.736%	3-Month LIBOR	3.750%	11/15/24	B2	736,837
2	Education Advisory Board, Term Loan, First Lien	5.549%	2-Month LIBOR	3.750%	11/15/24	B2	1,880
737	Total Industrial Conglomerates						738,717

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance – 1.2% (0.7% of Total Investments)

$1,076	Acrisure LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	$1,074,831
999	Hub International Holdings, Inc., Term Loan B	4.551%	3-Month LIBOR	2.750%	4/25/25	B	997,674
2,075	Total Insurance						2,072,505

	Interactive Media & Services – 1.7% (1.0% of Total Investments)

1,974	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.902%	3-Month LIBOR	3.000%	11/03/23	B+	1,904,674
990	WeddingWire, Inc., Term Loan	6.145%	1-Month LIBOR	4.500%	12/19/25	B+	992,475
2,964	Total Interactive Media & Services						2,897,149

	Internet & Direct Marketing Retail – 0.6% (0.4% of Total Investments)

1,018	Uber Technologies, Inc., Term Loan	5.658%	1-Month LIBOR	4.000%	4/04/25	B1	1,020,145

	Internet Software & Services – 0.9% (0.6% of Total Investments)

968	Ancestry.com, Inc., Term Loan, First Lien	5.400%	1-Month LIBOR	3.750%	10/19/23	B	931,099
370	Dynatrace, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	8/22/25	B1	372,415
1,109	SkillSoft Corporation, Term Loan, Second Lien	10.027%	3-Month LIBOR	8.250%	4/28/22	CCC	262,436
2,447	Total Internet Software & Services						1,565,950

	IT Services – 4.6% (2.7% of Total Investments)

995	Datto, Inc., Term Loan	5.895%	1-Month LIBOR	4.250%	4/02/26	B	1,002,463
333	DTI Holdings, Inc., Replacement Term Loan B1	6.527%	3-Month LIBOR	4.570%	9/29/23	B–	314,408
1	DTI Holdings, Inc., Replacement Term Loan B1	6.512%	2-Month LIBOR	4.750%	9/29/23	B–	815
1,253	Sabre, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/22/24	BB	1,260,609
1,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.873%	6-Month LIBOR	9.000%	3/11/24	CCC	1,119,997
1,486	Syniverse Holdings, Inc., Term Loan C	6.873%	6-Month LIBOR	5.000%	3/09/23	B2	1,365,751
975	Tempo Acquisition LLC, Term Loan B	4.549%	1-Month LIBOR	2.750%	5/01/24	B1	978,964
1,027	West Corporation, Term Loan B	5.645%	1-Month LIBOR	4.000%	10/10/24	B2	876,932
724	WEX, Inc., Term Loan B3	3.895%	1-Month LIBOR	2.250%	5/15/26	Ba2	727,752
8,294	Total IT Services						7,647,691

	Life Sciences Tools & Services – 0.4% (0.2% of Total Investments)

659	Parexel International Corp., Term Loan B	4.395%	1-Month LIBOR	2.750%	9/27/24	B2	650,368

	Machinery – 1.7% (1.0% of Total Investments)

132	BJ’s Wholesale Club, Inc., Term Loan, First Lien	3.899%	1-Month LIBOR	2.250%	2/03/24	BB–	132,430
693	Gardner Denver, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	7/30/24	BB+	696,178
619	Gates Global LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	4/01/24	B+	618,844
1,318	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.445%	3-Month LIBOR	4.500%	11/27/20	Caa1	1,191,652
400	TNT Crane and Rigging, Inc., Term Loan, Second Lien	10.945%	3-Month LIBOR	9.000%	11/26/21	Caa3	249,332
3,162	Total Machinery						2,888,436

	Marine – 0.6% (0.3% of Total Investments)

6	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.599%	1-Month LIBOR	8.750%	11/12/20	CCC–	2,736
383	American Commercial Lines LLC, Term Loan B, First Lien, (5)	10.527%	3-Month LIBOR	8.750%	11/12/20	CCC–	177,849
969	Harvey Gulf International Marine, Inc., Exit Term Loan	8.034%	3-Month LIBOR	6.000%	7/02/23	B	743,396
1,358	Total Marine						923,981

	Media – 16.7% (10.0% of Total Investments)

200	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	193,863
684	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	665,067
330	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 3.895%, PIK 1.750%)	5.645%	1-Month LIBOR	4.000%	4/10/24	N/R	284,950

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$72	Catalina Marketing Corporation, First Out Term Loan	9.160%	1-Month LIBOR	7.500%	2/15/23	B2	$56,565
97	Catalina Marketing Corporation, Last Out Term Loan (cash 2.660%, PIK 9.500%)	2.660%	1-Month LIBOR	1.000%	8/15/23	Caa2	38,184
149	CBS Radio, Inc., Term Loan B2	4.160%	1-Month LIBOR	2.500%	11/18/24	BB	150,271
409	Cineworld Group PLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	2/28/25	BB–	405,575
2,979	Clear Channel Outdoor Holdings, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	8/21/26	B+	2,995,233
500	Cox Media/Terrier Media, Term Loan, First Lien	6.148%	3-Month LIBOR	4.250%	12/17/26	BB–	504,875
497	CSC Holdings LLC, Refinancing Term Loan	3.926%	1-Month LIBOR	2.250%	7/17/25	BB	499,308
843	CSC Holdings, LLC, Term Loan B5	4.176%	1-Month LIBOR	2.500%	4/15/27	BB	847,607
491	Cumulus Media, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	3/31/26	B2	495,930
496	EW Scripps, Term Loan B2	4.145%	1-Month LIBOR	2.500%	5/01/26	Ba2	499,854
415	Gray Television, Inc., Term Loan B2	4.031%	1-Month LIBOR	2.250%	2/07/24	BB	416,261
250	Houghton Mifflin Harcourt, Term Loan	7.910%	1-Month LIBOR	6.250%	11/22/24	B	253,125
2,814	iHeartCommunications Inc., Term Loan B	5.781%	1-Month LIBOR	4.000%	4/29/26	BB–	2,822,119
2,705	iHeartCommunications Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,712,073
682	IMG Worldwide, Inc., Term Loan B	4.400%	1-Month LIBOR	2.750%	5/16/25	B	680,214
1,772	Intelsat Jackson Holdings, S.A., Term Loan B	5.682%	3-Month LIBOR	3.750%	11/30/23	B1	1,768,444
402	LCPR Loan Financing LLC, Term Loan B	6.676%	1-Month LIBOR	5.000%	10/15/26	B+	407,948
2,657	McGraw-Hill Education Holdings LLC, Term Loan B	5.645%	1-Month LIBOR	4.000%	5/02/22	B+	2,551,224
579	Meredith Corporation, Term Loan B1	4.395%	1-Month LIBOR	2.750%	1/31/25	BB	582,971
890	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.150%	1-Month LIBOR	2.500%	7/03/25	BB	893,206
400	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.150%	1-Month LIBOR	4.500%	7/03/26	B2	402,500
599	Nexstar Broadcasting, Inc., Term Loan B	4.531%	1-Month LIBOR	2.750%	9/18/26	BB	602,279
254	Nexstar Broadcasting, Inc., Term Loan B3	4.031%	1-Month LIBOR	2.250%	1/17/24	BB	255,207
1,250	Nexstar Broadcasting, Inc., Term Loan B3	3.900%	1-Month LIBOR	2.250%	1/17/24	BB	1,253,672
105	Red Ventures, Term Loan B	4.161%	1-Month LIBOR	2.500%	11/08/24	BB–	105,534
349	Sinclair Television Group, Term Loan B2	4.180%	1-Month LIBOR	2.500%	9/30/26	BB+	351,091
621	Sinclair Television Group, Term Loan B2	3.900%	1-Month LIBOR	2.250%	1/03/24	BB+	623,008
1,853	WideOpenWest Finance LLC, Term Loan B	4.904%	1-Month LIBOR	3.250%	8/18/23	B	1,840,906
1,977	Ziggo B.V., Term Loan	4.133%	1-Month LIBOR	2.500%	4/15/28	B+	1,979,336
28,321	Total Media						28,138,400

	Multiline Retail – 1.0% (0.6% of Total Investments)

1,448	Belk, Inc., Term Loan, First Lien	8.803%	3-Month LIBOR	6.750%	7/31/25	B2	1,085,464
614	EG America LLC, Term Loan, First Lien	5.961%	3-Month LIBOR	4.000%	2/07/25	B	613,972
2,062	Total Multiline Retail						1,699,436

	Multi-Utilities – 2.2% (1.3% of Total Investments)

3,560	Pacific Gas & Electric, Revolving Term, (WI/DD), (5)	TBD	TBD	TBD	TBD	N/R	3,739,570

	Oil, Gas & Consumable Fuels – 5.0% (3.0% of Total Investments)

1,074	BCP Renaissance Parent, Term Loan B	5.445%	3-Month LIBOR	3.500%	10/31/24	B+	979,180
850	Buckeye Partners, Term Loan, First Lien	4.531%	1-Month LIBOR	2.750%	11/01/26	BBB–	858,679
328	California Resources Corporation, Term Loan	12.025%	1-Month LIBOR	10.375%	12/31/21	B	231,376
2,115	California Resources Corporation, Term Loan B, (DD1)	6.400%	1-Month LIBOR	4.750%	12/31/22	B	1,930,604
1,882	Fieldwood Energy LLC, Exit Term Loan	7.027%	3-Month LIBOR	5.250%	4/11/22	B+	1,618,892
1,811	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (DD1)	9.027%	3-Month LIBOR	7.250%	4/11/23	B+	1,124,401
224	Gulf Finance, LLC, Term Loan B	7.200%	3-Month LIBOR	5.250%	8/25/23	CCC+	176,342
374	Gulf Finance, LLC, Term Loan B	7.040%	1-Month LIBOR	5.250%	8/25/23	CCC+	294,167
995	Oryx, Initial Term Loan	5.645%	1-Month LIBOR	4.000%	5/22/26	B	974,483
267	Peabody Energy Corporation, Term Loan B	4.395%	1-Month LIBOR	2.750%	3/31/25	BB–	217,641
9,920	Total Oil, Gas & Consumable Fuels						8,405,765

	Personal Products – 1.6% (0.9% of Total Investments)

835	Coty, Inc., Term Loan A	3.442%	1-Month LIBOR	1.750%	4/05/23	BB–	822,245
132	Coty, Inc., Term Loan B	3.942%	1-Month LIBOR	2.250%	4/07/25	BB–	131,199
2,151	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.409%	3-Month LIBOR	3.500%	11/16/20	B3	1,697,721
3,118	Total Personal Products						2,651,165

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals – 3.2% (1.9% of Total Investments)

$510	Akorn, Term Loan, First Lien, (cash 10.313%, PIK 0.750%)	11.063%	1-Week LIBOR	10.000%	4/16/21	B–	$493,320
1,680	Concordia Healthcare Corp, Exit Term Loan	7.447%	3-Month LIBOR	5.500%	9/06/24	B–	1,594,045
353	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1)	4.695%	3-Month LIBOR	2.750%	9/24/24	B–	296,936
377	Mallinckrodt International Finance S.A., Term Loan, First Lien, (DD1)	4.909%	3-Month LIBOR	3.000%	2/24/25	B–	315,469
627	Valeant Pharmaceuticals International, Inc., Term Loan B	4.420%	1-Month LIBOR	2.750%	11/27/25	BB	629,939
2,120	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.670%	1-Month LIBOR	3.000%	6/02/25	BB	2,130,750
5,667	Total Pharmaceuticals						5,460,459

	Professional Services – 2.5% (1.5% of Total Investments)

978	Ceridian HCM Holding, Inc., Term Loan B	4.645%	1-Month LIBOR	3.000%	4/30/25	B2	984,763
500	Dun & Bradstreet Corp., Term Loan, First Lien	6.661%	1-Month LIBOR	5.000%	8/29/25	BB–	503,563
1,537	Nielsen Finance LLC, Term Loan B4	3.699%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,541,359
1,449	Skillsoft Corporation, Initial Term Loan, First Lien	6.527%	3-Month LIBOR	4.750%	4/28/21	CCC+	1,226,054
4,464	Total Professional Services						4,255,739

	Real Estate Management & Development – 0.8% (0.5% of Total Investments)

1,345	GGP, Initial Term Loan A2	3.895%	1-Month LIBOR	2.250%	8/28/23	BB+	1,342,969

	Road & Rail – 2.5% (1.5% of Total Investments)

1,034	Avolon LLC, Term Loan B3	3.408%	1-Month LIBOR	1.750%	1/15/25	Baa2	1,040,070
737	Ceva Group PLC, Term Loan B	6.945%	3-Month LIBOR	5.000%	8/04/25	B2	635,518
1,000	Genesee & Wyoming Inc., Term Loan, First Lien	3.906%	3-Month LIBOR	2.000%	12/30/26	BB	1,007,080
890	Quality Distribution, Incremental Term Loan, First Lien	7.445%	3-Month LIBOR	5.500%	8/18/22	B–	898,153
603	Savage Enterprises LLC, Initial Term Loan	5.670%	1-Month LIBOR	4.000%	8/01/25	B+	611,202
4,264	Total Road & Rail						4,192,023

	Semiconductors & Semiconductor Equipment – 1.1% (0.6% of Total Investments)

443	Cabot Microelectronics, Term Loan B1	3.688%	1-Month LIBOR	2.000%	11/17/25	BB+	446,407
126	Lumileds, Term Loan B, (DD1)	5.145%	1-Month LIBOR	3.500%	6/30/24	B+	73,407
509	Lumileds, Term Loan B, (DD1)	5.445%	3-Month LIBOR	3.500%	6/30/24	B+	297,147
287	Microchip Technology, Inc., Term Loan B	3.650%	1-Month LIBOR	2.000%	5/29/25	Baa3	288,943
712	ON Semiconductor Corporation, New Replacement Term Loan B4	3.645%	1-Month LIBOR	2.000%	9/19/26	Baa3	716,110
2,077	Total Semiconductors & Semiconductor Equipment						1,822,014

	Software – 15.7% (9.3% of Total Investments)

449	Autodata Solutions, Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	6/01/26	B2	451,330
848	Blackboard, Inc., Term Loan B5, First Lien	7.908%	3-Month LIBOR	6.000%	6/30/24	B1	830,256
628	Compuware Corporation, Term Loan, First Lien	5.645%	1-Month LIBOR	4.000%	8/22/25	B	633,572
695	DiscoverOrg LLC, Term Loan B	6.145%	1-Month LIBOR	4.500%	2/02/26	B	697,313
622	Ellucian, Term Loan B, First Lien	5.195%	3-Month LIBOR	3.250%	9/30/22	B	624,252
993	Epicor Software Corporation, Term Loan B	4.900%	1-Month LIBOR	3.250%	6/01/22	B2	998,558
1,936	Greeneden U.S. Holdings II LLC, Term Loan B	4.899%	1-Month LIBOR	3.250%	12/01/23	B2	1,940,891
119	Greenway Health, Term Loan, First Lien	5.690%	3-Month LIBOR	3.750%	2/16/24	B	105,892
2,317	Infor (US), Inc., Term Loan B	4.695%	3-Month LIBOR	2.750%	2/01/22	Ba3	2,323,776
1,433	Informatica, Term Loan B	4.895%	1-Month LIBOR	3.250%	8/05/22	B1	1,439,279
973	Kronos Incorporated, Term Loan B	4.909%	3-Month LIBOR	3.000%	11/01/23	B	977,187
438	McAfee Holdings International, Inc., Term Loan, Second Lien	10.159%	1-Month LIBOR	8.500%	9/29/25	B–	442,833
1,864	McAfee LLC, Term Loan B	5.399%	1-Month LIBOR	3.750%	9/30/24	B	1,874,588
308	Micro Focus International PLC, New Term Loan	4.145%	1-Month LIBOR	2.500%	6/21/24	BB–	307,184
2,082	Micro Focus International PLC, Term Loan B	4.145%	1-Month LIBOR	2.500%	6/21/24	BB–	2,074,488
1,688	Micro Focus International PLC, Term Loan B2	3.895%	1-Month LIBOR	2.250%	11/19/21	BB–	1,691,307
1,507	Misys, New Term Loan, First Lien	5.277%	3-Month LIBOR	3.500%	6/13/24	B	1,493,713
671	Misys, New Term Loan, Second Lien	9.027%	3-Month LIBOR	7.250%	6/13/25	CCC+	660,555
125	Mitchell International, Inc., Initial Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	11/29/24	B2	124,291

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$133	Mitchell International, Inc., Initial Term Loan, Second Lien	8.895%	1-Month LIBOR	7.250%	12/01/25	CCC	$129,889
449	Perforce Software Inc., Term Loan, First Lien	5.895%	1-Month LIBOR	4.250%	7/30/26	B2	449,719
727	RP Crown Parent LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	10/15/23	B1	731,592
1,230	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	3.895%	1-Month LIBOR	2.250%	4/16/25	BB+	1,232,467
878	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	3.395%	1-Month LIBOR	2.250%	4/16/25	BB+	879,450
987	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5	3.895%	1-Month LIBOR	2.250%	4/16/25	BB+	990,760
1,724	TIBCO Software, Inc., Term Loan B	5.740%	1-Month LIBOR	4.000%	6/30/26	B1	1,734,503
499	Ultimate Software, Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	5/04/26	B	501,516
26,323	Total Software						26,341,161

	Specialty Retail – 2.4% (1.4% of Total Investments)

695	Academy, Ltd., Term Loan B	5.781%	1-Month LIBOR	4.000%	7/01/22	CCC+	562,025
628	Petco Animal Supplies, Inc., Term Loan B1	5.027%	3-Month LIBOR	3.250%	1/26/23	B2	534,736
912	Petsmart Inc., Term Loan B	4.670%	1-Month LIBOR	3.000%	3/11/22	B2	903,086
1,956	Petsmart Inc., Term Loan B, First Lien	5.670%	1-Month LIBOR	4.000%	3/11/22	B	1,954,662
157	Serta Simmons Holdings LLC, Term Loan, Second Lien	9.660%	1-Month LIBOR	8.000%	11/08/24	Caa3	48,534
4,348	Total Specialty Retail						4,003,043

	Technology Hardware, Storage & Peripherals – 4.9% (2.9% of Total Investments)

1,680	BMC Software, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	10/02/25	B2	1,658,142
3,388	Dell International LLC, Refinancing Term Loan B1	3.650%	1-Month LIBOR	2.000%	9/19/25	BBB–	3,406,723
537	Diebold, Inc., Term Loan A1	10.938%	1-Month LIBOR	9.250%	8/31/22	B–	569,992
399	NCR Corporation, Term Loan B	4.150%	1-Month LIBOR	2.500%	8/28/26	BBB–	400,997
2,137	Western Digital, Term Loan B	3.395%	1-Month LIBOR	1.750%	4/29/23	Baa2	2,142,792
8,141	Total Technology Hardware, Storage & Peripherals						8,178,646

	Trading Companies & Distributors – 0.4% (0.2% of Total Investments)

198	Hayward Industries, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	8/05/24	B	196,457
479	Univar, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	7/01/24	BB+	481,657
677	Total Trading Companies & Distributors						678,114

	Transportation Infrastructure – 0.3% (0.2% of Total Investments)

495	Atlantic Aviation FBO Inc., Term Loan	5.400%	1-Month LIBOR	3.750%	12/06/25	BB	500,569

	Wireless Telecommunication Services – 2.4% (1.4% of Total Investments)

1,139	Sprint Corporation, Incremental Term Loan	4.688%	1-Month LIBOR	3.000%	2/02/24	Ba2	1,126,556
2,918	Sprint Corporation, Term Loan, First Lien	4.188%	1-Month LIBOR	2.500%	2/02/24	Ba2	2,860,974
4,057	Total Wireless Telecommunication Services						3,987,530
$254,844	Total Variable Rate Senior Loan Interests (cost $250,471,303)						246,522,023

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 14.5% (8.7% of Total Investments)

	Communications Equipment – 1.8% (1.1% of Total Investments)

$2,594	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	$2,120,595
1,015	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	876,280
3,609	Total Communications Equipment						2,996,875

	Consumer Finance – 0.5% (0.3% of Total Investments)

785	Verscend Escrow Corp, 144A			9.750%	8/15/26	CCC+	853,688

	Containers & Packaging – 0.9% (0.5% of Total Investments)

1,502	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu			5.750%	10/15/20	B+	1,505,572

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Telecommunication Services – 0.6% (0.4% of Total Investments)

$415	Consolidated Communications Inc	6.500%	10/01/22	CCC+	$396,066
300	Frontier Communications Corp	11.000%	9/15/25	CCC–	138,750
460	Frontier Communications Corp, 144A	8.000%	4/01/27	B3	480,148
1,175	Total Diversified Telecommunication Services				1,014,964

	Electric Utilities – 3.3% (2.0% of Total Investments)

796	Energy Harbor Corp, (5)	6.850%	6/01/34	BBB–	754,668
355	Pacific Gas & Electric Co, (5)	2.450%	8/15/22	D	375,413
280	Pacific Gas & Electric Co, (5)	3.850%	11/15/23	D	299,600
795	Pacific Gas & Electric Co, (5)	3.300%	12/01/27	D	823,779
1,675	Pacific Gas & Electric Co, (5)	6.050%	3/01/34	D	1,926,250
915	Pacific Gas & Electric Co, (5)	4.750%	2/15/44	D	1,038,525
300	Pacific Gas & Electric Co, (5)	4.250%	3/15/46	D	315,750
5,116	Total Electric Utilities				5,533,985

	Entertainment – 0.8% (0.5% of Total Investments)

1,585	AMC Entertainment Holdings Inc	6.125%	5/15/27	B3	1,347,250

	Health Care Equipment & Supplies – 0.1% (0.0% of Total Investments)

350	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A	5.625%	10/15/23	CCC–	138,250

	Health Care Providers & Services – 0.8% (0.5% of Total Investments)

300	Envision Healthcare Corp, 144A	8.750%	10/15/26	CCC+	180,900
285	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	318,131
325	Tenet Healthcare Corp	8.125%	4/01/22	B–	355,076
485	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	512,936
1,395	Total Health Care Providers & Services				1,367,043

	IT Services – 0.3% (0.2% of Total Investments)

500	Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho, 144A	10.000%	11/30/24	CCC+	538,125

	Media – 3.8% (2.3% of Total Investments)

100	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	BBB–	100,590
213	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	B–	231,904
345	DISH DBS Corp	5.125%	5/01/20	B1	346,860
1,300	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	1,352,000
2,331	iHeartCommunications Inc	8.375%	5/01/27	B–	2,534,809
795	iHeartCommunications Inc, (5), (7)	9.000%	3/01/21	N/R	8
6,047	iHeartCommunications Inc, (5), (7)	14.000%	8/01/21	N/R	60
1,750	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	1,824,375
2,835	iHeartCommunications Inc, (5), (7)	9.000%	12/15/49	N/R	28
15,716	Total Media				6,390,634

	Oil, Gas & Consumable Fuels – 1.2% (0.7% of Total Investments)

1,150	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,230,500
210	MEG Energy Corp, 144A	7.000%	3/31/24	BB–	211,575
400	Oasis Petroleum Inc, 144A	6.250%	5/01/26	B+	305,000
550	Whiting Petroleum Corp	6.625%	1/15/26	BB–	307,972
2,310	Total Oil, Gas & Consumable Fuels				2,055,047

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

310	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	294,500

	Semiconductors & Semiconductor Equipment – 0.1% (0.0% of Total Investments)

106	Advanced Micro Devices Inc	7.500%	8/15/22	BB–	119,576

	Wireless Telecommunication Services – 0.1% (0.1% of Total Investments)

520	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	275,600
$34,979	Total Corporate Bonds (cost $24,704,992)				24,431,109

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Shares	Description (1)		Value

	COMMON STOCKS – 2.7% (1.6% of Total Investments)

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

9,343	Cengage Learning Holdings II Inc, (8), (9)		$119,479

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

28,730	Transocean Ltd		131,009
3,779	Vantage Drilling International, (8), (9)		110,222
	Total Energy Equipment & Services		241,231

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

13,189	Millennium Health LLC, (8), (9)		79
12,290	Millennium Health LLC, (7), (9)		13,003
11,533	Millennium Health LLC, (7), (9)		11,625
	Total Health Care Providers & Services		24,707

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

1,905	Catalina Marketing Corp, (8), (9)		9,525

	Media – 2.0% (1.2% of Total Investments)

272,893	Clear Channel Outdoor Holdings Inc, (9)		744,998
20,868	Cumulus Media Inc, (9)		292,152
135,343	iHeartMedia Inc, (9)		2,392,864
	Total Media		3,430,014

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

4,093	Advanz Pharma Corp Ltd, (9)		25,008

	Software – 0.4% (0.2% of Total Investments)

51,461	Avaya Holdings Corp, (9)		657,157
	Total Common Stocks (cost $7,501,142)		4,507,121

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.1% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)

7,268	Fieldwood Energy Inc , (8), (9)		$139,000
1,468	Fieldwood Energy Inc , (8), (9)		28,076
	Total Common Stock Rights (cost $207,458)		167,076

Shares	Description (1)		Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

8,503	Avaya Holdings Corp, (8)		$8,928
	Total Warrants (cost $565,169)		8,928
	Total Long-Term Investments (cost $283,450,064)		275,636,257

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.7% (2.2% of Total Investments)

	INVESTMENT COMPANIES – 3.7% (2.2% of Total Investments)

6,340,169	BlackRock Liquidity Funds T-Fund Portfolio, (10)	1.513% (11)	$6,340,169
	Total Short-Term Investments (cost $6,340,169)		6,340,169
	Total Investments (cost $289,790,233) – 167.7%		281,976,426
	Borrowings – (4.2)% (12), (13)		(7,000,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (59.2)% (14)		(99,515,425)
	Other Assets Less Liabilities – (4.3)% (15)		(7,364,683)
	Net Assets Applicable to Common Shares – 100%		$168,096,318

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (16)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Premiums Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Cardinal Health, Inc.	Buy	$3,000,000	1.000%	Quarterly	12/20/24	$36,639	$(20,333)	$(56,972)	$2,714
Ford Motor Co.	Buy	2,000,000	5.000	Quarterly	12/20/24	(252,634)	(308,146)	(55,512)	3,164
Total		$5,000,000				$(215,995)	$(328,479)	$(112,484)	$5,878
Total credit default swaps premiums paid						$36,639
Total credit default swaps premiums received						$(252,634)
Total receivable for variation margin on swap contracts									$5,878
Total payable for variation margin on swap contracts									$—

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-Income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 2.5%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.3%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JQC	Nuveen Credit Strategies Income Fund Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 159.1% (96.1% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 129.4% (78.2% of Total Investments) (2)

	Aerospace & Defense – 1.2% (0.8% of Total Investments)

$11,790	Transdigm, Inc., Term Loan E	4.145%	1-Month LIBOR	2.500%	5/30/25	Ba3	$11,790,000
1,995	Transdigm, Inc., Term Loan G	4.145%	1-Month LIBOR	2.500%	8/22/20	Ba3	1,994,911
13,785	Total Aerospace & Defense						13,784,911

	Airlines – 4.5% (2.7% of Total Investments)

12,595	American Airlines, Inc., Term Loan 2025	3.411%	1-Month LIBOR	1.750%	6/27/25	BB+	12,493,540
7,760	American Airlines, Inc., Term Loan B	3.649%	1-Month LIBOR	2.000%	4/28/23	BB+	7,760,000
3,403	American Airlines, Inc., Term Loan B	3.676%	1-Month LIBOR	2.000%	12/14/23	BB+	3,405,575
3,267	American Airlines, Inc., Term Loan B, (DD1)	3.677%	1-Month LIBOR	2.000%	1/23/27	BB+	3,274,432
14,558	United Air Lines, Inc., Term Loan B	3.395%	1-Month LIBOR	1.750%	4/01/24	BBB–	14,605,344
8,000	WestJet Airlines, Term Loan, (DD1)	4.684%	1-Month LIBOR	3.000%	12/11/26	Ba2	8,064,480
49,583	Total Airlines						49,603,371

	Auto Components – 0.8% (0.5% of Total Investments)

8,978	Johnson Controls Inc., Term Loan B	5.160%	1-Month LIBOR	3.500%	4/30/26	Ba3	9,047,076

	Automobiles – 1.3% (0.8% of Total Investments)

14,700	Navistar, Inc., Term Loan B	5.170%	1-Month LIBOR	3.500%	11/06/24	Ba2	14,762,475

	Beverages – 1.2% (0.7% of Total Investments)

12,846	Jacobs Douwe Egberts, Term Loan B	3.813%	1-Month LIBOR	2.000%	11/01/25	Ba1	12,914,470

	Building Products – 2.1% (1.3% of Total Investments)

5,094	Advanced Drainage Systems, Term Loan B	4.063%	1-Month LIBOR	2.250%	7/31/26	Ba1	5,141,143
17,766	Quikrete Holdings, Inc., Term Loan B	4.145%	1-Month LIBOR	2.750%	1/29/27	BB–	17,812,727
22,860	Total Building Products						22,953,870

	Capital Markets – 1.8% (1.1% of Total Investments)

20,122	RPI Finance Trust, Term Loan B6, (5)	3.645%	1-Month LIBOR	2.000%	3/27/23	BBB–	20,184,661

	Chemicals – 1.6% (1.0% of Total Investments)

11,884	Axalta Coating Systems, Term Loan, First Lien	3.695%	3-Month LIBOR	1.750%	6/01/24	BBB–	11,899,052
6,019	Ineos US Finance LLC, Term Loan	3.645%	1-Month LIBOR	2.000%	4/01/24	BB+	6,024,725
17,903	Total Chemicals						17,923,777

	Commercial Services & Supplies – 6.0% (3.6% of Total Investments)

17,981	ADS Waste Holdings, Inc., Term Loan B	3.816%	1-Week LIBOR	2.250%	11/10/23	BB+	18,019,659
3,000	Creative Artists Agency, LLC, Term Loan B, (DD1)	5.395%	1-Month LIBOR	3.750%	11/27/26	B+	3,021,240
15,123	Formula One Group, Term Loan B	4.145%	1-Month LIBOR	2.500%	2/01/24	B+	15,149,864
8,712	Garda World Security Corp, Term Loan B, First Lien, (DD1)	6.660%	3-Month LIBOR	4.750%	10/30/26	B1	8,789,613
2,993	GFL Environmental, Term Loan	4.645%	1-Month LIBOR	3.000%	5/30/25	B+	2,989,787
3,000	Sabert Corporation, Initial Term Loan	6.188%	1-Month LIBOR	4.500%	12/10/26	B	3,028,125
14,854	Trans Union LLC, Term Loan B5	3.395%	1-Month LIBOR	1.750%	11/16/26	BB+	14,921,582
65,663	Total Commercial Services & Supplies						65,919,870

	Communications Equipment – 2.0% (1.2% of Total Investments)

6,996	Acquisitions Cogeco Cable II L.P., Term Loan, First Lien	3.895%	1-Month LIBOR	2.250%	1/04/25	BB–	7,019,058
1,817	Avaya, Inc., Term Loan B	5.926%	1-Month LIBOR	4.250%	12/15/24	B	1,782,333
2,992	Fleet U.S. Bidco Inc., Term Loan B	5.235%	6-Month LIBOR	3.250%	10/07/26	B+	3,014,944
4,094	Mitel US Holdings, Inc., Term Loan, First Lien	6.281%	1-Month LIBOR	4.500%	11/30/25	B	3,951,091
6,710	Plantronics, Term Loan B	4.145%	1-Month LIBOR	2.500%	7/02/25	Ba1	6,466,564
22,609	Total Communications Equipment						22,233,990

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Containers & Packaging – 2.2% (1.3% of Total Investments)

$5,397	Berry Global, Inc., Term Loan W	3.677%	1-Month LIBOR	2.000%	10/01/22	BBB–	$5,428,041
8,458	Berry Global, Inc., Term Loan Y	3.781%	1-Month LIBOR	2.000%	7/01/26	BBB–	8,505,074
998	Kloeckner Pentaplast of America Inc., Dollar Term Loan	6.012%	2-Month LIBOR	4.250%	6/30/22	B–	901,195
9,535	Reynolds Group Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB+	9,587,870
24,388	Total Containers & Packaging						24,422,180

	Diversified Consumer Services – 1.9% (1.2% of Total Investments)

4,427	Cengage Learning Acquisitions, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	6/07/23	B	4,241,762
16,914	Refinitiv, Term Loan B	4.895%	1-Month LIBOR	3.250%	10/01/25	B	17,094,290
21,341	Total Diversified Consumer Services						21,336,052

	Diversified Financial Services – 0.4% (0.2% of Total Investments)

5,809	Ditech Holding Corporation., Term Loan B, First Lien, (6)	0.000%	N/A	N/A	6/30/22	D	2,410,834
1,173	Getty Images, Inc., Initial Dollar Term Loan	6.188%	1-Month LIBOR	4.500%	2/19/26	B2	1,166,616
1,014	Lions Gate Entertainment Corp., Term Loan B	3.895%	1-Month LIBOR	2.250%	3/24/25	Ba2	1,011,571
7,996	Total Diversified Financial Services						4,589,021

	Diversified Telecommunication Services – 2.6% (1.5% of Total Investments)

15,802	CenturyLink, Inc, Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	15,846,055
1,520	CenturyLink, Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,520,247
1,985	Frontier Communications Corporation, Term Loan B	5.400%	1-Month LIBOR	3.750%	1/14/22	B3	2,007,607
8,887	Numericable Group S.A., Term Loan B13	5.676%	1-Month LIBOR	4.000%	8/14/26	B	8,904,209
28,194	Total Diversified Telecommunication Services						28,278,118

	Electric Utilities – 1.9% (1.1% of Total Investments)

20,398	Vistra Operations Co., Term Loan B3	3.419%	1-Month LIBOR	1.750%	12/13/25	BBB–	20,498,651

	Entertainment – 0.8% (0.5% of Total Investments)

1,985	AMC Entertainment, Inc., Term Loan B	4.650%	1-Month LIBOR	3.000%	4/22/26	Ba2	1,989,962
2,443	NASCAR Holdings, Inc., Term Loan B	4.408%	1-Month LIBOR	2.750%	10/19/26	BB	2,464,295
4,227	Springer SBM Two GmbH, Term Loan B16	5.145%	1-Month LIBOR	3.500%	8/14/24	B+	4,247,396
8,655	Total Entertainment						8,701,653

	Equity Real Estate Investment Trust – 0.4% (0.3% of Total Investments)

1,358	Communications Sales & Leasing, Inc., Shortfall Term Loan	6.645%	1-Month LIBOR	5.000%	10/24/22	Caa1	1,354,264
3,385	MGM Growth Properties, Term Loan B	3.566%	1-Week LIBOR	2.000%	3/21/25	BB+	3,397,362
4,743	Total Equity Real Estate Investment Trust						4,751,626

	Food & Staples Retailing – 4.3% (2.6% of Total Investments)

945	Albertson’s LLC, Term Loan B7	4.395%	1-Month LIBOR	2.750%	11/17/25	BB	947,577
3,005	Albertson’s LLC, Term Loan B8	4.395%	1-Month LIBOR	2.750%	8/17/26	BB	3,011,506
11,618	Hearthside Group Holdings LLC, Term Loan B	5.333%	1-Month LIBOR	3.688%	5/23/25	B	11,516,330
13,672	JBS USA Holdings, Inc., New Term Loan	3.645%	1-Month LIBOR	2.000%	5/01/26	BBB–	13,762,754
17,679	US Foods, Inc., New Term Loan	3.395%	1-Month LIBOR	1.750%	6/27/23	BB+	17,746,748
46,919	Total Food & Staples Retailing						46,984,915

	Food Products – 1.0% (0.6% of Total Investments)

7,918	Chobani, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	10/10/23	B1	7,926,903
3,000	Froneri Lux FinCo SARL, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B+	3,011,250
10,918	Total Food Products						10,938,153

	Health Care Equipment & Supplies – 0.6% (0.3% of Total Investments)

6,300	MedPlast, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B–	6,203,991

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services – 8.8% (5.3% of Total Investments)

$5,061	Acadia Healthcare, Inc., Term Loan B3	4.145%	1-Month LIBOR	2.500%	2/11/22	Ba2	$5,087,151
7,494	Air Medical Group Holdings, Inc., Term Loan B, (DD1)	4.910%	1-Month LIBOR	3.250%	4/28/22	B1	7,354,332
3,000	Air Methods, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	2,594,685
7,933	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	8/30/24	B2	7,900,993
9,867	Ardent Health, Term Loan, First Lien	6.145%	1-Month LIBOR	4.500%	6/30/25	B1	9,958,553
7,951	ATI Holdings Acquisition, Inc., Term Loan	5.145%	1-Month LIBOR	3.500%	5/10/23	B	7,906,366
12,343	Brightspring Health, Term Loan B	6.199%	1-Month LIBOR	4.500%	3/05/26	B1	12,386,273
8,127	Civitas Solutions, Term Loan B	5.645%	1-Month LIBOR	4.000%	3/09/26	B	8,176,201
468	Civitas Solutions, Term Loan C	5.650%	1-Month LIBOR	4.000%	3/09/26	B	470,676
1,995	Envision Healthcare Corporation, Initial Term Loan	5.395%	1-Month LIBOR	3.750%	10/10/25	B	1,687,139
12,547	Kindred at Home Hospice, Term Loan B, First Lien	4.938%	1-Month LIBOR	3.250%	7/02/25	B1	12,609,794
3,948	Lifepoint Health, Inc., New Term Loan B	5.395%	1-Week LIBOR	3.750%	11/16/25	B+	3,973,304
5,663	Millennium Laboratories, Inc., Term Loan B, First Lien	8.145%	1-Month LIBOR	6.500%	12/21/20	Caa3	2,756,789
5,248	Pharmaceutical Product Development, Inc., Term Loan B	4.145%	1-Month LIBOR	2.500%	8/18/22	Ba3	5,254,240
151	Quorum Health Corp., Term Loan B	8.527%	3-Month LIBOR	6.750%	4/29/22	Caa1	151,212
8,174	Select Medical Corporation, Term Loan B	4.580%	3-Month LIBOR	2.500%	3/06/25	Ba2	8,228,922
99,970	Total Health Care Providers & Services						96,496,630

	Health Care Technology – 1.6% (0.9% of Total Investments)

2,352	Emdeon, Inc., Term Loan, (5)	4.145%	1-Month LIBOR	2.500%	3/01/24	B+	2,356,981
5,270	Onex Carestream Finance LP, Term Loan, First Lien	7.645%	1-Month LIBOR	6.000%	2/28/21	B1	5,198,357
7,954	Onex Carestream Finance LP, Term Loan, Second Lien, (cash 10.145%, PIK 1.000%)	11.145%	1-Month LIBOR	9.500%	6/07/21	B–	7,542,757
2,000	Zelis, Term Loan B	6.395%	1-Month LIBOR	4.750%	9/30/26	B	2,018,550
17,576	Total Health Care Technology						17,116,645

	Hotels, Restaurants & Leisure – 16.1% (9.7% of Total Investments)

2,805	Aramark Corporation, Term Loan	3.395%	1-Month LIBOR	1.750%	3/11/25	BBB–	2,821,129
16,155	Burger King Corporation, Term Loan B4	3.395%	1-Month LIBOR	1.750%	11/19/26	BB+	16,167,413
15,722	Caesars Entertainment Operating Company, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	10/06/24	BB	15,757,860
18,130	Caesars Resort Collection, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	12/23/24	BB	18,145,410
922	CCM Merger, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	8/09/21	BB–	926,553
12,402	Equinox Holdings, Inc., Term Loan B1	4.645%	1-Month LIBOR	3.000%	3/08/24	B1	12,401,776
14,681	Hilton Hotels, Term Loan B2	3.411%	1-Month LIBOR	1.750%	6/22/26	BBB–	14,773,171
21,773	Life Time Fitness, Inc., Term Loan B	4.659%	3-Month LIBOR	2.750%	6/10/22	BB–	21,842,826
11,910	Marriott Ownership Resorts, Inc., Term Loan B	3.395%	1-Month LIBOR	1.750%	8/29/25	BBB–	11,932,391
12,802	Scientific Games Corp., Initial Term Loan B5	4.395%	1-Month LIBOR	2.750%	8/14/24	B+	12,786,364
7,741	Stars Group Holdings, Term Loan B	5.445%	3-Month LIBOR	3.500%	7/10/25	B+	7,796,866
12,407	Station Casino LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	12,391,427
16,958	Whataburger Restaurants, Term Loan B	4.984%	1-Month LIBOR	3.250%	8/03/26	B+	17,029,739
2,469	Wyndham International, Inc., Term Loan B	3.395%	1-Month LIBOR	1.750%	5/30/25	BBB–	2,487,043
9,631	YUM Brands, Term Loan B	3.408%	1-Month LIBOR	1.750%	4/03/25	BBB–	9,685,691
176,508	Total Hotels, Restaurants & Leisure						176,945,659

	Household Durables – 1.2% (0.7% of Total Investments)

4,374	Apex Tool Group LLC, Third Amendment Term Loan	7.145%	1-Month LIBOR	5.500%	8/01/24	B2	4,328,621
12,779	Serta Simmons Holdings LLC, Term Loan, First Lien	5.170%	1-Month LIBOR	3.500%	11/08/23	Caa1	8,417,903
17,153	Total Household Durables						12,746,524

	Household Products – 2.0% (1.2% of Total Investments)

3,100	Energizer Holdings, Term Loan B	4.063%	1-Month LIBOR	2.250%	12/17/25	BB+	3,114,716
19,069	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	2/05/23	B+	19,124,900
22,169	Total Household Products						22,239,616

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance – 2.6% (1.6% of Total Investments)

$4,987	Acrisure LLC, Term Loan B	5.695%	3-Month LIBOR	3.750%	1/31/27	B	$4,987,342
13,666	Hub International Holdings, Inc., Term Loan B	4.551%	3-Month LIBOR	2.750%	4/25/25	B	13,651,496
7,980	USI Holdings Corporation, NewTerm Loan, (DD1)	4.945%	3-Month LIBOR	3.000%	5/16/24	B	7,961,638
2,000	USI Holdings Corporation, Incremental Term Loan B	5.945%	3-Month LIBOR	4.000%	12/02/26	B	2,016,260
28,633	Total Insurance						28,616,736

	Interactive Media & Services – 0.8% (0.5% of Total Investments)

8,916	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.902%	3-Month LIBOR	3.000%	11/03/23	B+	8,603,896

	Internet Software & Services – 1.3% (0.8% of Total Investments)

4,948	Ancestry.com, Inc., Term Loan, First Lien	5.400%	1-Month LIBOR	3.750%	10/19/23	B	4,761,210
8,248	Dynatrace, Term Loan, First Lien	4.395%	1-Month LIBOR	2.750%	8/22/25	B1	8,290,075
4,000	SkillSoft Corporation, Term Loan, Second Lien	10.027%	3-Month LIBOR	8.250%	4/28/22	CCC	946,660
17,196	Total Internet Software & Services						13,997,945

	IT Services – 3.3% (2.0% of Total Investments)

18,481	Sabre, Inc., Term Loan B	3.645%	1-Month LIBOR	2.000%	2/22/24	BB	18,585,271
5,115	Syniverse Holdings, Inc., Term Loan C	6.873%	6-Month LIBOR	5.000%	3/09/23	B2	4,701,405
12,680	Tempo Acquisition LLC, Term Loan B, (5)	4.549%	1-Month LIBOR	2.750%	5/01/24	B1	12,731,431
36,276	Total IT Services						36,018,107

	Life Sciences Tools & Services – 0.4% (0.3% of Total Investments)

4,986	Parexel International Corp., Term Loan B	4.395%	1-Month LIBOR	2.750%	9/27/24	B2	4,922,750

	Machinery – 1.3% (0.8% of Total Investments)

12,538	Gardner Denver, Inc., Term Loan B	4.395%	1-Month LIBOR	2.750%	7/30/24	BB+	12,589,716
1,923	Rexnord LLC, Term Loan, First Lien	3.410%	1-Month LIBOR	1.750%	8/21/24	BBB–	1,934,740
14,461	Total Machinery						14,524,456

	Marine – 0.2% (0.1% of Total Investments)

2,669	Harvey Gulf International Marine, Inc., Exit Term Loan	8.034%	3-Month LIBOR	6.000%	7/02/23	B	2,047,553

	Media – 14.5% (8.7% of Total Investments)

1,833	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	1,780,879
2,294	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.895%	1-Month LIBOR	3.250%	7/23/21	B2	2,229,277
449	Catalina Marketing Corporation, First Out Term Loan	9.160%	1-Month LIBOR	7.500%	2/15/23	B2	350,968
599	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.660%, PIK 9.500%)	2.660%	1-Month LIBOR	1.000%	8/15/23	Caa2	236,922
9,950	Cequel Communications LLC, Term Loan B	3.926%	1-Month LIBOR	2.250%	1/15/26	BB	9,987,060
10,822	Charter Communications Operating Holdings LLC, Term Loan B2	3.400%	1-Month LIBOR	1.750%	2/01/27	BBB–	10,882,251
8,963	Cineworld Group PLC, Term Loan B	3.895%	1-Month LIBOR	2.250%	2/28/25	BB–	8,898,135
11,970	Clear Channel Outdoor Holdings, Inc., Term Loan B	5.145%	1-Month LIBOR	3.500%	8/21/26	B+	12,035,476
11,250	Cox Media/Terrier Media, Term Loan, First Lien, (DD1)	6.148%	3-Month LIBOR	4.250%	12/17/26	BB–	11,359,688
11,697	CSC Holdings, LLC, Term Loan B5	4.176%	1-Month LIBOR	2.500%	4/15/27	BB	11,762,670
3,494	Cumulus Media, Inc., Term Loan B	5.395%	1-Month LIBOR	3.750%	3/31/26	B2	3,526,572
7,500	Gray Television, Inc., Term Loan B2	4.031%	1-Month LIBOR	2.250%	2/07/24	BB	7,525,313
4,280	Gray Television, Inc., Term Loan C, (DD1)	4.281%	1-Month LIBOR	2.500%	1/02/26	BB	4,306,769
1,000	Houghton Mifflin Harcourt, Term Loan	7.910%	1-Month LIBOR	6.250%	11/22/24	B	1,012,500
5,845	iHeartCommunications Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	5,860,148
6,325	Meredith Corporation, Term Loan B1	4.395%	1-Month LIBOR	2.750%	1/31/25	BB	6,371,510
1,995	Nexstar Broadcasting, Inc., Term Loan B	4.531%	1-Month LIBOR	2.750%	9/18/26	BB	2,007,598
1,751	Nexstar Broadcasting, Inc., Term Loan B3	4.031%	1-Month LIBOR	2.250%	1/17/24	BB	1,755,780

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$8,599	Nexstar Broadcasting, Inc., Term Loan B3	3.900%	1-Month LIBOR	2.250%	1/17/24	BB	$8,625,056
4,911	Sinclair Television Group, Term Loan B2	3.900%	1-Month LIBOR	2.250%	1/03/24	BB+	4,931,038
12,000	Virgin Media Investment Holdings Limited, Term Loan N	4.176%	1-Month LIBOR	2.500%	1/31/28	BB+	12,022,500
12,066	WideOpenWest Finance LLC, Term Loan B	4.904%	1-Month LIBOR	3.250%	8/18/23	B	11,987,743
19,770	Ziggo B.V., Term Loan	4.133%	1-Month LIBOR	2.500%	4/15/28	B+	19,793,364
159,363	Total Media						159,249,217

	Multiline Retail – 0.5% (0.3% of Total Investments)

2,034	Belk, Inc., Term Loan, First Lien	8.803%	3-Month LIBOR	6.750%	7/31/25	B2	1,525,261
3,843	EG America LLC, Term Loan, First Lien	5.961%	3-Month LIBOR	4.000%	2/07/25	B	3,842,157
5,877	Total Multiline Retail						5,367,418

	Multi-Utilities – 1.1% (0.7% of Total Investments)

11,770	Pacific Gas & Electric, Revolving Term Loan, (DD1), (6), (7)	7.030%	Prime	2.280%	4/27/22	N/R	12,307,833
37	Pacific Gas & Electric, Revolving Term Loan, (DD1), (6), (7)	0.500%	N/A	0.500%	4/27/22	N/R	93,641
11,807	Total Multi-Utilities						12,401,474

	Oil, Gas & Consumable Fuels – 2.7% (1.6% of Total Investments)

17,000	Buckeye Partners, Term Loan, First Lien, (DD1)	4.531%	1-Month LIBOR	2.750%	11/01/26	BBB–	17,173,570
1,094	California Resources Corporation, Term Loan	12.025%	1-Month LIBOR	10.375%	12/31/21	B	772,877
4,000	California Resources Corporation, Term Loan B	6.400%	1-Month LIBOR	4.750%	12/31/22	B	3,651,260
4,969	Fieldwood Energy LLC, Exit Term Loan	7.027%	3-Month LIBOR	5.250%	4/11/22	B+	4,274,611
7,035	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (DD1)	9.027%	3-Month LIBOR	7.250%	4/11/23	B+	4,367,188
34,098	Total Oil, Gas & Consumable Fuels						30,239,506

	Personal Products – 2.8% (1.7% of Total Investments)

9,345	Coty, Inc., Term Loan A	3.442%	1-Month LIBOR	1.750%	4/05/23	BB–	9,204,699
6,925	Coty, Inc., Term Loan B	3.942%	1-Month LIBOR	2.250%	4/07/25	BB–	6,882,827
3,000	Knowlton Development Corp Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	3,015,000
15,134	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.409%	3-Month LIBOR	3.500%	11/16/20	B3	11,943,305
34,404	Total Personal Products						31,045,831

	Pharmaceuticals – 2.1% (1.3% of Total Investments)

13,501	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	9/26/24	B–	12,934,594
7,158	Valeant Pharmaceuticals International, Inc., Term Loan B	4.420%	1-Month LIBOR	2.750%	11/27/25	BB	7,191,716
3,338	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.670%	1-Month LIBOR	3.000%	6/02/25	BB	3,355,235
23,997	Total Pharmaceuticals						23,481,545

	Professional Services – 2.6% (1.6% of Total Investments)

11,941	On Assignment, Inc., Term Loan B3	3.395%	1-Month LIBOR	1.750%	4/02/25	BBB–	12,042,393
932	Ceridian HCM Holding, Inc., Term Loan B	4.645%	1-Month LIBOR	3.000%	4/30/25	B2	938,022
8,977	Nielsen Finance LLC, Term Loan B4	3.699%	1-Month LIBOR	2.000%	10/04/23	BBB–	9,002,193
7,839	Skillsoft Corporation, Initial Term Loan, First Lien	6.527%	3-Month LIBOR	4.750%	4/28/21	CCC+	6,633,905
29,689	Total Professional Services						28,616,513

	Real Estate Management & Development – 1.3% (0.8% of Total Investments)

169	GGP, Initial Term Loan A1	3.895%	1-Month LIBOR	2.250%	8/27/21	BB+	168,996
6,596	GGP, Initial Term Loan A2	3.895%	1-Month LIBOR	2.250%	8/28/23	BB+	6,587,652
7,156	GGP, Term Loan B	4.145%	1-Month LIBOR	2.500%	8/27/25	BB+	7,134,868
13,921	Total Real Estate Management & Development						13,891,516

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Road & Rail – 1.5% (0.9% of Total Investments)

$8,806	Avolon LLC, Term Loan B3	3.408%	1-Month LIBOR	1.750%	1/15/25	Baa2	$8,857,956
7,500	Genesee & Wyoming Inc., Term Loan, First Lien	3.906%	3-Month LIBOR	2.000%	12/30/26	BB	7,553,100
16,306	Total Road & Rail						16,411,056

	Semiconductors & Semiconductor Equipment – 2.7% (1.6% of Total Investments)

5,764	Cabot Microelectronics, Term Loan B1	3.688%	1-Month LIBOR	2.000%	11/17/25	BB+	5,803,292
2,712	Lumileds, Term Loan B, (DD1)	5.145%	1-Month LIBOR	3.500%	6/30/24	B+	1,583,338
11,734	Lumileds, Term Loan B, (DD1)	5.145%	3-Month LIBOR	3.500%	6/30/24	B+	6,849,686
8,911	Microchip Technology, Inc., Term Loan B	3.650%	1-Month LIBOR	2.000%	5/29/25	Baa3	8,957,245
6,286	ON Semiconductor Corporation, New Replacement Term Loan B4	3.645%	1-Month LIBOR	2.000%	9/19/26	Baa3	6,325,634
35,407	Total Semiconductors & Semiconductor Equipment						29,519,195

	Software – 11.6% (7.0% of Total Investments)

9,975	Blackboard, Inc., Term Loan B5, First Lien	7.908%	3-Month LIBOR	6.000%	6/30/24	B1	9,767,720
17,164	Ellucian, Term Loan B, First Lien	5.195%	3-Month LIBOR	3.250%	9/30/22	B	17,222,767
7,941	Epicor Software Corporation, Term Loan B	4.900%	1-Month LIBOR	3.250%	6/01/22	B2	7,984,950
2,183	Greeneden U.S. Holdings II LLC, Term Loan B	4.899%	1-Month LIBOR	3.250%	12/01/23	B2	2,188,635
18,049	Infor (US), Inc., Term Loan B, (5)	4.695%	3-Month LIBOR	2.750%	2/01/22	Ba3	18,103,693
5,324	Informatica, Term Loan B	4.895%	1-Month LIBOR	3.250%	8/05/22	B1	5,347,989
2,918	Kronos Incorporated, Term Loan B	4.909%	3-Month LIBOR	3.000%	11/01/23	B	2,931,562
15,169	Kronos Incorporated, Term Loan B, Second Lien	10.159%	3-Month LIBOR	8.250%	11/01/24	CCC	15,554,520
7,612	Micro Focus International PLC, Term Loan B2	3.895%	1-Month LIBOR	2.250%	11/19/21	BB–	7,627,014
12,968	Press Ganey Holdings, Inc., Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	7/24/26	B	13,040,442
3,899	RP Crown Parent LLC, Term Loan B	4.395%	1-Month LIBOR	2.750%	10/15/23	B1	3,921,432
5,061	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	3.895%	1-Month LIBOR	2.250%	4/16/25	BB+	5,071,725
3,611	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	3.395%	1-Month LIBOR	2.250%	4/16/25	BB+	3,619,025
14,963	Ultimate Software, Term Loan, First Lien	5.395%	1-Month LIBOR	3.750%	5/04/26	B	15,045,467
126,837	Total Software						127,426,941

	Specialty Retail – 1.6% (0.9% of Total Investments)

694	Academy, Ltd., Term Loan B	5.781%	1-Month LIBOR	4.000%	7/01/22	CCC+	562,004
1,050	Petco Animal Supplies, Inc., Term Loan B1	5.027%	3-Month LIBOR	3.250%	1/26/23	B2	893,449
15,851	Petsmart Inc., Term Loan B, First Lien	5.670%	1-Month LIBOR	4.000%	3/11/22	B	15,837,361
313	Serta Simmons Holdings LLC, Term Loan, Second Lien	9.660%	1-Month LIBOR	8.000%	11/08/24	Caa3	97,067
17,908	Total Specialty Retail						17,389,881

	Technology Hardware, Storage & Peripherals – 1.8% (1.1% of Total Investments)

4	BMC Software, Inc., Term Loan B	5.895%	1-Month LIBOR	4.250%	10/02/25	B2	3,839
14,268	Dell International LLC, Refinancing Term Loan B1	3.650%	1-Month LIBOR	2.000%	9/19/25	BBB–	14,346,375
4,967	Western Digital, Term Loan B	3.395%	1-Month LIBOR	1.750%	4/29/23	Baa2	4,980,678
19,239	Total Technology Hardware, Storage & Peripherals						19,330,892

	Trading Companies & Distributors – 3.5% (2.2% of Total Investments)

15,931	Hayward Industries, Inc., Initial Term Loan, First Lien	5.145%	1-Month LIBOR	3.500%	8/05/24	B	15,811,791
4,220	HD Supply Waterworks, Ltd., Term Loan B	4.638%	3-Month LIBOR	2.750%	8/01/24	B+	4,223,614
6,533	HD Supply Waterworks, Ltd., Term Loan B	4.513%	1-Month LIBOR	2.750%	8/01/24	B+	6,538,993
12,259	Univar, Inc., Term Loan B	3.895%	1-Month LIBOR	2.250%	7/01/24	BB+	12,312,442
38,943	Total Trading Companies & Distributors						38,886,840

	Transportation Infrastructure – 0.1% (0.1% of Total Investments)

523	Standard Aero, Canadien Term Loan	5.945%	3-Month LIBOR	4.000%	4/06/26	B	526,599
973	Standard Aero, USD Term Loan B	5.945%	3-Month LIBOR	4.000%	4/06/26	B	979,474
1,496	Total Transportation Infrastructure						1,506,073

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Wireless Telecommunication Services – 0.8% (0.5% of Total Investments)

$3,970	Sprint Corporation, Incremental Term Loan	4.688%	1-Month LIBOR	3.000%	2/02/24	Ba2	$3,925,283
4,862	Sprint Corporation, Term Loan, First Lien	4.188%	1-Month LIBOR	2.500%	2/02/24	Ba2	4,768,289
8,832	Total Wireless Telecommunication Services						8,693,572
$1,453,538	Total Variable Rate Senior Loan Interests (cost $1,439,822,849)						1,423,766,818

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 28.3% (17.1% of Total Investments)

	Aerospace & Defense – 0.5% (0.3% of Total Investments)

$6,000	Bombardier Inc, 144A, (5)			6.000%	10/15/22	B	$5,880,000

	Airlines – 0.4% (0.3% of Total Investments)

3,004	American Airlines Group Inc, 144A, (5)			4.625%	3/01/20	BB–	3,007,004
1,750	American Airlines Group Inc, 144A, (5)			5.000%	6/01/22	BB–	1,817,813
4,754	Total Airlines						4,824,817

	Auto Components – 1.1% (0.7% of Total Investments)

5,965	Allison Transmission Inc, 144A, (5)			4.750%	10/01/27	BB	6,184,542
6,000	Panther BF Aggregator 2 LP / Panther Finance Co Inc, 144A, (5)			6.250%	5/15/26	BB	6,435,612
11,965	Total Auto Components						12,620,154

	Capital Markets – 0.1% (0.0% of Total Investments)

1,000	LPL Holdings Inc, 144A, (5)			4.625%	11/15/27	BB	1,017,500

	Communications Equipment – 0.8% (0.5% of Total Investments)

474	CommScope Inc, 144A,			5.000%	6/15/21	B–	474,000
4,000	CommScope Inc, 144A			5.500%	3/01/24	Ba3	4,110,000
5,675	Intelsat Jackson Holdings SA,			5.500%	8/01/23	CCC+	4,639,312
10,149	Total Communications Equipment						9,223,312

	Consumer Finance – 1.9% (1.2% of Total Investments)

5,000	DAE Funding LLC, 144A, (5)			4.500%	8/01/22	Baa3	5,087,500
10,000	Refinitiv US Holdings Inc, 144A, (5)			6.250%	5/15/26	BB+	10,788,000
5,000	Verscend Escrow Corp, 144A, (5)			9.750%	8/15/26	CCC+	5,437,500
20,000	Total Consumer Finance						21,313,000

	Diversified Consumer Services – 0.3% (0.2% of Total Investments)

4,000	Kronos Acquisition Holdings Inc, 144A			9.000%	8/15/23	Caa2	3,841,520

	Diversified Financial Services – 0.9% (0.5% of Total Investments)

10,000	PetSmart Inc, 144A, (5)			7.125%	3/15/23	CCC+	9,962,500

	Diversified Telecommunication Services – 0.8% (0.5% of Total Investments)

1,000	CenturyLink Inc			6.450%	6/15/21	BB	1,049,500
5,000	CenturyLink Inc, (5)			5.800%	3/15/22	BB	5,270,150
2,000	Frontier Communications Corp, 144A			8.000%	4/01/27	B3	2,087,600
8,000	Total Diversified Telecommunication Services						8,407,250

	Electric Utilities – 2.0% (1.2% of Total Investments)

2,541	Energy Harbor Corp, (6)			6.850%	6/01/34	BBB–	2,408,516
530	Pacific Gas & Electric Co, (6)			2.450%	8/15/22	D	560,475
1,500	Pacific Gas & Electric Co, (6)			6.050%	3/01/34	D	1,725,000
4,115	Pacific Gas & Electric Co, (6)			5.800%	3/01/37	D	4,732,250
4,000	Pacific Gas & Electric Co, (6)			4.750%	2/15/44	D	4,540,000
8,000	Pacific Gas & Electric Co, (6)			4.250%	3/15/46	D	8,420,000
20,686	Total Electric Utilities						22,386,241

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

$2,000	USA Compression Partners LP / USA Compression Finance Corp, (5)	6.875%	4/01/26	BB–	$2,080,000

	Food & Staples Retailing – 0.3% (0.2% of Total Investments)

1,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A, (5)	4.625%	1/15/27	BB–	1,013,880
2,000	Performance Food Group Inc, 144A, (5)	5.500%	10/15/27	B+	2,105,000
3,000	Total Food & Staples Retailing				3,118,880

	Food Products – 0.7% (0.4% of Total Investments)

2,000	B&G Foods Inc, (5)	5.250%	4/01/25	B+	2,041,760
2,000	H-Food Holdings LLC / Hearthside Finance Co Inc, 144A	8.500%	6/01/26	CCC	1,755,000
955	JBS Investments GmbH, 144A	6.250%	2/05/23	BB	963,366
2,000	JBS Investments II GmbH, 144A, (5)	5.750%	1/15/28	BB	2,111,420
1,000	Pilgrim’s Pride Corp, 144A, (5)	5.750%	3/15/25	BB	1,027,500
7,955	Total Food Products				7,899,046

	Health Care Equipment & Supplies – 0.7% (0.4% of Total Investments)

7,069	AMN Healthcare Inc, 144A, (5)	5.125%	10/01/24	Ba2	7,289,906

	Health Care Providers & Services – 4.5% (2.7% of Total Investments)

3,000	Envision Healthcare Corp, 144A	8.750%	10/15/26	CCC+	1,809,000
6,500	Molina Healthcare Inc, (5)	5.375%	11/15/22	BB–	6,882,525
6,650	Polaris Intermediate Corp, 144A, (cash 8.500%, PIK 8.500%)	8.500%	12/01/22	B–	6,204,450
4,850	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A, (5)	9.750%	12/01/26	CCC+	5,413,812
10,000	Tenet Healthcare Corp, (5)	8.125%	4/01/22	B–	10,925,400
10,500	Tenet Healthcare Corp, (5)	5.125%	5/01/25	Ba3	10,683,750
6,805	Vizient Inc, 144A, (5)	6.250%	5/15/27	B	7,335,144
48,305	Total Health Care Providers & Services				49,254,081

	Health Care Technology – 1.7% (1.0% of Total Investments)

17,840	Change Healthcare Holdings LLC / Change Healthcare Finance Inc, 144A, (5)	5.750%	3/01/25	B–	18,169,683

	Hotels, Restaurants & Leisure – 2.6% (1.6% of Total Investments)

5,000	Aramark Services Inc, 144A, (5)	5.000%	2/01/28	BB	5,237,500
4,000	ESH Hospitality Inc, 144A, (5)	4.625%	10/01/27	BB–	4,020,000
6,500	International Game Technology PLC, 144A, (5)	6.250%	2/15/22	BB+	6,808,750
8,000	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A, (5)	4.750%	6/01/27	BB	8,427,680
4,000	Scientific Games International Inc, 144A	7.000%	5/15/28	B–	4,217,500
27,500	Total Hotels, Restaurants & Leisure				28,711,430

	IT Services – 0.8% (0.5% of Total Investments)

2,000	Go Daddy Operating Co LLC / GD Finance Co Inc, 144A,	5.250%	12/01/27	BB–	2,097,500
6,428	WEX Inc, 144A, (5)	4.750%	2/01/23	Ba2	6,492,280
8,428	Total IT Services				8,589,780

	Machinery – 0.5% (0.3% of Total Investments)

6,000	Apex Tool Group LLC / BC Mountain Finance Inc, 144A, (5)	9.000%	2/15/23	CCC+	5,535,000

	Media – 3.4% (2.1% of Total Investments)

3,000	CCO Holdings LLC / CCO Holdings Capital Corp, (5)	5.250%	9/30/22	BB+	3,030,570
4,000	CCO Holdings LLC / CCO Holdings Capital Corp, 144A, (5)	5.125%	5/01/23	BB+	4,063,320
3,403	Clear Channel Worldwide Holdings Inc, 144A, (5)	9.250%	2/15/24	B–	3,705,016
3,000	Clear Channel Worldwide Holdings Inc, 144A, (5)	5.125%	8/15/27	B+	3,090,000
2,860	CSC Holdings LLC, 144A, (5)	5.375%	7/15/23	BB	2,920,918
3,000	CSC Holdings LLC, 144A, (5)	5.500%	4/15/27	BB	3,183,750
4,000	Houghton Mifflin Harcourt Publishers Inc, 144A, (5)	9.000%	2/15/25	BB–	4,160,000
240	iHeartCommunications Inc, (6), (8)	9.000%	3/01/21	N/R	2
42,258	iHeartCommunications Inc, (6), (8)	12.000%	8/01/21	N/R	423
1,335	iHeartCommunications Inc	6.375%	5/01/26	BB–	1,441,585
2,451	iHeartCommunications Inc, (5)	8.375%	5/01/27	B–	2,666,059
4,000	iHeartCommunications Inc, 144A, (5)	5.250%	8/15/27	BB–	4,170,000
10,609	iHeartCommunications Inc, (6), (8)	9.000%	12/15/49	N/R	106

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media (continued)

$2,000	Nielsen Co Luxembourg SARL, 144A, (5)	5.500%	10/01/21	BB	$2,003,000
3,000	Nielsen Finance LLC / Nielsen Finance Co, 144A, (5)	5.000%	4/15/22	BB	3,015,000
89,156	Total Media				37,449,749

	Personal Products – 0.5% (0.3% of Total Investments)

6,000	Revlon Consumer Products Corp	5.750%	2/15/21	CCC	5,280,000

	Road & Rail – 0.5% (0.3% of Total Investments)

5,000	DAE Funding LLC, 144A, (5)	5.250%	11/15/21	Baa3	5,200,000

	Software – 0.5% (0.3% of Total Investments)

4,000	NortonLifeLock Inc, 144A, (5)	5.000%	4/15/25	BB+	4,085,012
1,500	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	1,586,700
5,500	Total Software				5,671,712

	Specialty Retail – 0.3% (0.2% of Total Investments)

3,000	L Brands, Inc	6.750%	7/01/36	Ba2	2,977,500

	Technology Hardware, Storage & Peripherals – 1.2% (0.7% of Total Investments)

7,594	Dell International LLC / EMC Corp, 144A, (5)	5.875%	6/15/21	BB+	7,666,143
5,000	Dell International LLC / EMC Corp, 144A, (5)	7.125%	6/15/24	BB+	5,256,250
12,594	Total Technology Hardware, Storage & Peripherals				12,922,393

	Wireless Telecommunication Services – 1.1% (0.6% of Total Investments)

6,000	Hughes Satellite Systems Corp, (5)	5.250%	8/01/26	BBB–	6,509,400
6,000	Intelsat Jackson Holdings SA, 144A, (5)	8.500%	10/15/24	CCC+	5,070,000
12,000	T-Mobile USA Inc, (8)	6.375%	3/01/25	N/R	120
24,000	Total Wireless Telecommunication Services				11,579,520
$369,901	Total Corporate Bonds (cost $305,401,178)				311,204,974

Shares	Description (1)				Value

	COMMON STOCKS – 0.9% (0.5% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

41,905	Cengage Learning Holdings II Inc, (9), (10)				$535,881

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

31,358	Vantage Drilling International, (9), (10)				914,619

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

227,437	Millennium Health LLC, (9), (10)				1,365
211,860	Millennium Health LLC, (8), (10)				224,148
198,883	Millennium Health LLC, (8), (10)				200,474
	Total Health Care Providers & Services				425,987

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

9,796	Catalina Marketing Corp, (9), (10)				48,980

	Media – 0.6% (0.4% of Total Investments)

338,831	Clear Channel Outdoor Holdings Inc, (10)				925,009
75,566	Cumulus Media Inc, (10)				1,057,924
271,046	iHeartMedia Inc, (10)				4,792,093
17,987	Tribune Co, (8)				3,957
	Total Media				6,778,983

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

110,097	Advanz Pharma Corp Ltd, (10)				672,693

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2020
(Unaudited)

Shares	Description (1)				Value

	Software – 0.0% (0.0% of Total Investments)

26,290	Avaya Holdings Corp, (10)				$335,723
	Total Common Stocks (cost $26,769,994)				9,712,866

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.4% (0.2% of Total Investments)

	Biotechnology – 0.4% (0.2% of Total Investments)

$4,123	Acorda Therapeutics Inc, 144A	6.000%	12/01/24	N/R	$3,995,187
$4,123	Total Convertible Bonds (cost $3,795,769)				3,995,187

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)

45,924	Fieldwood Energy Inc, (9), (10)				$878,296
9,278	Fieldwood Energy Inc, (9), (10)				177,442
	Total Common Stock Rights (cost $1,310,866)				1,055,738

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

37,723	Avaya Holdings Corp, (9)				$39,609

	Media – 0.0% (0.0% of Total Investments)

4,645	Affinion Group Holdings Inc, (8)				5
	Total Warrants (cost $6,009,108)				39,614
	Total Long-Term Investments (cost $1,783,109,764)				1,749,775,197

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 6.4% (3.9% of Total Investments)

	INVESTMENT COMPANIES – 6.4% (3.9% of Total Investments)

70,420,017	BlackRock Liquidity Funds T-Fund Portfolio, (11)	1.153% (12)			$70,420,017
	Total Short-Term Investments (cost $70,420,017)				70,420,017
	Total Investments (cost $1,853,529,781) – 165.5%				1,820,195,214
	Borrowings – (40.9)% (13), (14)				(450,000,000)
	Reverse Repurchase Agreements – (19.4)% (15)				(213,000,000)
	Other Assets Less Liabilities – (5.2)%				(57,122,772)
	Net Assets Applicable to Common Shares – 100%				$1,100,072,442

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $295,320,364 have been pledged as collateral for reverse repurchase agreements.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(8)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(10)	Non-Income producing; issuer has not declared a dividend within the past twelve months.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 24.7%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Reverse Repurchase Agreements as a percentage of Total Investments is 11.7%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

January 31, 2020

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Assets
Long-term investments, at value (cost $423,738,308, $1,035,053,295, $725,236,772, $283,450,064 and $1,783,109,764, respectively)	$411,067,407	$1,007,122,690	$704,876,618	$275,636,257	$1,749,775,197
Short-term investments, at value (cost approximates value)	10,252,247	28,126,557	16,911,934	6,340,169	70,420,017
Cash	556,609	1,417,368	266,376	838,839	—
Cash collateral at brokers for investments in swaps(1)	—	—	—	362,981	—
Credit default swaps premiums paid	—	—	—	36,639	—
Unrealized appreciation on interest rate swaps	—	654,738	526,779	—	—
Receivable for:
Interest	2,120,453	4,329,133	3,507,475	1,230,836	10,009,270
Investments sold	12,096,726	23,513,899	19,175,769	9,445,731	50,685,101
Reclaims	—	—	—	—	17,480
Variation margin on swaps contracts	—	—	—	5,878	—
Other assets	151,240	170,370	107,702	29,313	442,660
Total assets	436,244,682	1,065,334,755	745,372,653	293,926,643	1,881,349,725
Liabilities
Borrowings	114,000,000	289,500,000	195,000,000	7,000,000	450,000,000
Reverse repurchase agreements	—	—	—	—	213,000,000
Cash overdraft	—	—	—	—	2,185,800
Cash overdraft denominated in foreign currencies (cost $—, $—, $—, $55 and $174, respectively)	—	—	—	50	175
Credit default swaps premiums received	—	—	—	252,634
Payable for:
Dividends	1,382,858	3,477,931	2,438,286	900,220	12,303,121
Investments purchased – regular settlement	382,812	944,873	661,021	255,927	6,067,071
Investments purchased – when-issued/delayed-delivery settlement	24,157,425	55,582,091	39,204,201	17,076,171	93,992,033
Unfunded senior loans	786,061	1,869,019	1,306,152	527,475	37,140
Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $—, $100,000,000 and $—, respectively)	—	—	—	99,515,425	—
Term Preferred Shares (“Term Preferred”), net of deferred offering costs (liquidation preference $43,000,000, $90,000,000, $66,000,000, $— and $—, respectively)	42,677,990	89,274,459	65,380,416	—	—
Accrued expenses:
Interest	133	—	433,351	400	1,732,958
Management fees	280,707	676,645	476,352	188,646	1,206,365
Trustees fees	92,140	171,591	108,502	20,130	444,320
Other	114,820	242,507	185,695	93,247	308,300
Total liabilities	183,874,946	441,739,116	305,193,976	125,830,325	781,277,283
Net assets applicable to common shares	$252,369,736	$623,595,639	$440,178,677	$168,096,318	$1,100,072,442
Common shares outstanding	38,611,472	56,918,468	40,541,218	10,095,648	135,609,290
Net asset value (“NAV”) per common share outstanding	$6.54	$10.96	$10.86	$16.65	$8.11
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,115	$569,185	$405,412	$100,956	$1,356,093
Paid-in surplus	287,463,422	708,549,267	503,132,637	191,652,558	1,344,053,329
Total distributable earnings	(35,479,801)	(85,522,813)	(63,359,372)	(23,657,196)	(245,336,980)
Net assets applicable to common shares	$252,369,736	$623,595,639	$440,178,677	$168,096,318	$1,100,072,442
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended January 31, 2020

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Investment Income
Interest and dividends	$11,060,952	$28,375,042	$20,260,918	$8,384,669	$45,535,515
Fees	176,952	421,841	289,764	119,150	700,789
Total investment income	11,237,904	28,796,883	20,550,682	8,503,819	46,236,304
Expenses
Management fees	1,655,057	3,990,113	2,813,672	1,113,084	7,241,588
Interest expense and amortization of offering costs	2,230,716	6,005,476	4,215,622	1,688,305	10,847,486
Custodian fees	91,473	161,268	130,891	74,152	195,237
Trustees fees	5,621	13,764	9,638	3,779	24,535
Professional fees	36,784	39,325	37,069	62,372	46,869
Shareholder reporting expenses	22,715	46,639	35,852	14,638	84,588
Shareholder servicing agent fees	7,332	6,516	13,185	3,450	1,663
Stock exchange listing fees	5,476	8,072	5,750	3,459	19,234
Investor relations expenses	12,245	29,622	20,998	8,147	216,130
Other	6,772	12,599	9,920	7,839	15,165
Total expenses	4,074,191	10,313,394	7,292,597	2,979,225	18,692,495
Net investment income (loss)	7,163,713	18,483,489	13,258,085	5,524,594	27,543,809
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,315,051)	(8,670,292)	(5,426,314)	(2,437,914)	9,495
Swaps	(147,276)	199,799	93,124	(106,122)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,508,065	6,220,595	3,143,329	486,398	3,395,594
Swaps	167,345	146,517	207,815	(43,043)	—
Net realized and unrealized gain (loss)	(786,917)	(2,103,381)	(1,982,046)	(2,100,681)	3,405,089
Net increase (decrease) in net assets applicable to common shares from operations	$6,376,796	$16,380,108	$11,276,039	$3,423,913	$30,948,898

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	NSL		JFR
	Six Months Ended 1/31/20	Year Ended 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$7,163,713	$17,418,093	$18,483,489	$39,606,948
Net realized gain (loss) from:
Investments and foreign currency	(3,315,051)	(12,961,836)	(8,670,292)	(22,162,068)
Swaps	(147,276)	(534,288)	199,799	165,763
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,508,065	(364,248)	6,220,595	(8,136,582)
Swaps	167,345	1,031,635	146,517	2,938,806
Net increase (decrease) in net assets applicable to common shares from operations	6,376,796	4,589,356	16,380,108	12,412,867
Distributions to Common Shareholders
Dividends	(8,494,524)	(16,797,816)	(21,002,915)	(41,351,267)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,494,524)	(16,797,816)	(21,002,915)	(41,351,267)
Capital Share Transactions
Cost of shares repurchased and retired	—	(56,494)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(56,494)	—	—
Net increase (decrease) in net assets applicable to common shares	(2,117,728)	(12,264,954)	(4,622,807)	(28,938,400)
Net assets applicable to common shares at the beginning of period	254,487,464	266,752,418	628,218,446	657,156,846
Net assets applicable to common shares at the end of period	$252,369,736	$254,487,464	$623,595,639	$628,218,446

See accompanying notes to financial statements.

	JRO		JSD
	Six Months Ended 1/31/20	Year Ended 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$13,258,085	$28,583,453	$5,524,594	$11,965,447
Net realized gain (loss) from:
Investments and foreign currency	(5,426,314)	(19,639,235)	(2,437,914)	(6,255,418)
Swaps	93,124	(101,789)	(106,122)	(396,791)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	3,143,329	(3,169,787)	486,398	(3,347,408)
Swaps	207,815	2,650,051	(43,043)	146,150
Net increase (decrease) in net assets applicable to common shares from operations	11,276,039	8,322,693	3,423,913	2,111,980
Distributions to Common Shareholders
Dividends	(14,797,545)	(29,824,066)	(5,815,093)	(12,508,508)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,797,545)	(29,824,066)	(5,815,093)	(12,508,508)
Capital Share Transactions
Cost of shares repurchased and retired	—	(176,868)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(176,868)	—	—
Net increase (decrease) in net assets applicable to common shares	(3,521,506)	(21,678,241)	(2,391,180)	(10,396,528)
Net assets applicable to common shares at the beginning of period	443,700,183	465,378,424	170,487,498	180,884,026
Net assets applicable to common shares at the end of period	$440,178,677	$443,700,183	$168,096,318	$170,487,498

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

(Unaudited)

	JQC
	Six Months Ended 1/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$27,543,809	$62,624,489
Net realized gain (loss) from:
Investments and foreign currency	9,495	(68,293,099)
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	3,395,594	44,989,600
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	30,948,898	39,320,990
Distributions to Common Shareholders
Dividends	(82,653,862)	(80,837,610)
Return of capital	—	(42,792,971)
Decrease in net assets applicable to common shares from distributions to common shareholders	(82,653,862)	(123,630,581)
Capital Share Transactions
Cost of shares repurchase and retired	—	(1,175,108)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(1,175,108)
Net increase (decrease) in net assets applicable to common shares	(51,704,964)	(85,484,699)
Net assets applicable to common shares at the beginning of period	1,151,777,406	1,237,262,105
Net assets applicable to common shares at the end of period	$1,100,072,442	$1,151,777,406

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended January 31, 2020

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$6,376,796	$16,380,108	$11,276,039	$3,423,913	$30,948,898
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(89,010,728)	(218,882,575)	(151,353,359)	(59,096,672)	(506,464,651)
Proceeds from sales and maturities of investments	81,817,569	194,856,766	133,658,845	53,490,975	557,212,664
Proceeds from (Purchase of) short-term investments, net	3,240,326	15,685,492	19,515,926	9,226,650	34,261,389
Premiums received (paid) for credit default swaps	—	—	—	10,604	—
Payment-in-kind distributions	(18,967)	(85,903)	(58,439)	(8,356)	(32,919)
Proceeds from litigation settlement	4,888	15,146	11,897	—	14,749
Amortization (Accretion) of premiums and discounts, net	603,457	(746,598)	(628,605)	(418,651)	2,067,083
Amortization of deferred offering costs	92,577	199,195	304,688	143,052	—
(Increase) Decrease in:
Receivable for interest	(313,989)	(244,972)	(978,508)	(161,126)	348,348
Receivable for investments sold	(6,465,071)	(10,745,103)	(11,795,096)	(6,942,307)	(41,759,121)
Receivable for variation margin on swap contracts	—	—	—	(5,878)	—
Other assets	(42,540)	(16,352)	(9,623)	(2,480)	(43,946)
Increase (Decrease) in:
Payable for investments purchased – regular settlement	378,334	922,161	645,190	254,763	6,063,001
Payable for investments purchased – when-issued/delayed-delivery settlement	10,641,648	20,921,988	13,023,067	5,536,190	33,182,953
Payable for unfunded senior loans	775,759	1,847,044	1,292,932	517,173	37,140
Payable for variation margin on swap contracts	—	—	—	(7,060)	—
Accrued management fees	(1,129)	(2,590)	(3,263)	(1,526)	(52,052)
Accrued interest	(9)	—	(25,441)	(1,263)	(390,442)
Accrued Trustees fees	10,527	18,849	11,714	1,737	51,106
Accrued other expenses	(28,351)	(8,275)	(17,419)	(20,055)	34,660
Net realized (gain) loss from investments and foreign currency	3,315,051	8,670,292	5,426,314	2,437,914	(9,495)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,508,065)	(6,220,595)	(3,143,329)	(486,398)	(3,395,594)
Swaps(1)	(167,345)	(146,517)	(207,815)	—	—
Net cash provided by (used in) operating activities	8,700,738	22,417,561	16,945,715	7,891,199	112,073,771
Cash Flow from Financing Activities:
Proceeds from borrowings	—	25,000,000	16,200,000	—	—
Repayments of borrowings	—	—	—	(65,000,000)	(30,000,000)
Proceeds from Taxable Fund Preferred redeemed, at liquidation preference	—	—	—	100,000,000	—
(Payments for) Term Preferred Shares redeemed, at liquidation preference	—	(25,000,000)	(18,000,000)	(35,000,000)	—
(Payments for) deferred offering costs	—	—	—	(385,000)	—
Increase (Decrease) in cash overdraft	—	—	—	(718,318)	2,185,800
Cash distributions paid to common shareholders	(8,531,129)	(21,000,193)	(14,879,339)	(5,931,983)	(84,259,571)
Net cash provided by (used in) financing activities	(8,531,129)	(21,000,193)	(16,679,339)	(7,035,301)	(112,073,771)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	169,609	1,417,368	266,376	855,898	—
Cash and cash collateral at brokers at the beginning of period	387,000	—	—	345,922	—
Cash and cash collateral at brokers at the end of period	$556,609	$1,417,368	$266,376	$1,201,820	$—

Supplemental Disclosure of Cash Flow Information	NSL	JFR	JRO	JSD	JQC
Cash paid for interest (excluding borrowing and amortization of offering costs)	$2,107,781	$5,806,282	$3,936,375	$1,425,772	$11,194,233
(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

NSL
Year Ended 7/31:
2020(e)	$6.59	$0.19	$(0.02)	$0.17	$(0.22)	$—	$(0.22)	$—		$—		$6.54	$5.96
2019	6.91	0.45	(0.33)	0.12	(0.44)	—	(0.44)	—	*	—		6.59	5.90
2018	6.97	0.43	(0.04)	0.39	(0.45)	—	(0.45)	—		—		6.91	6.13
2017	6.76	0.46	0.21	0.67	(0.46)	—	(0.46)	—		—		6.97	6.83
2016	7.16	0.45	(0.43)	0.02	(0.42)	—	(0.42)	—	*	—		6.76	6.25
2015	7.51	0.45	(0.38)	0.07	(0.42)	—	(0.42)	—		—		7.16	6.34

JFR
Year Ended 7/31:
2020(e)	11.04	0.32	(0.03)	0.29	(0.37)	—	(0.37)	—		—		10.96	10.20
2019	11.55	0.70	(0.48)	0.22	(0.73)	—	(0.73)	—		—		11.04	9.76
2018	11.76	0.66	(0.10)	0.56	(0.77)	—	(0.77)	—		—	*	11.55	10.30
2017	11.36	0.73	0.46	1.19	(0.79)	—	(0.79)	—		—	*	11.76	11.83
2016	12.01	0.73	(0.66)	0.07	(0.72)	—	(0.72)	—		—		11.36	10.68
2015	12.59	0.75	(0.61)	0.14	(0.72)	—	(0.72)	—		—		12.01	10.67

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.65%	4.91%	$252,370	3.23	%**	5.68	%**	20%
1.81	3.60	254,487	3.26		6.77		31
5.91	(3.78)	266,752	2.90		6.24		29
10.22	17.00	269,083	2.64		6.70		55
0.61	5.89	261,071	2.53		6.84		29
0.96	(3.25)	276,530	2.37		6.08		34

2.69	8.52	623,596	3.31	**	5.93	**	20
2.03	1.98	628,218	3.43		6.25		32
5.01	(6.64)	657,157	2.99		5.68		29
10.76	18.63	663,863	2.63		6.28		59
0.93	7.50	626,627	2.46		6.52		26
1.15	(2.88)	662,801	2.29		6.08		33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NSL
Year Ended 7/31:
2020(e)	1.77	%**
2019	1.84
2018	1.46
2017	1.19
2016	1.08
2015	0.89

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JFR
Year Ended 7/31:
2020(e)	1.93	%**
2019	2.07
2018	1.61
2017	1.24
2016	1.08
2015	0.88

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JRO
Year Ended 7/31:
2020(e)	$10.94	$0.33	$(0.04)	$0.29	$(0.37)	$—	$(0.37)	$—		$—		$10.86	$9.94
2019	11.47	0.70	(0.49)	0.21	(0.74)	—	(0.74)	—	*	—		10.94	9.70
2018	11.70	0.66	(0.09)	0.57	(0.80)	—	(0.80)	—		—	*	11.47	10.23
2017	11.31	0.76	0.45	1.21	(0.83)	—	(0.83)	—		0.01		11.70	11.87
2016	12.05	0.77	(0.75)	0.02	(0.76)	—	(0.76)	—		—		11.31	10.72
2015	12.68	0.79	(0.66)	0.13	(0.76)	—	(0.76)	—		—		12.05	10.82

JSD
Year Ended 7/31:
2020(e)	16.89	0.55	(0.21)	0.34	(0.58)	—	(0.58)	—		—		16.65	15.22
2019	17.92	1.19	(0.98)	0.21	(1.24)	—	(1.24)	—		—		16.89	15.36
2018	18.07	1.19	(0.04)	1.15	(1.30)	—	(1.30)	—		—		17.92	16.67
2017	17.49	1.29	0.54	1.83	(1.25)	—	(1.25)	—		—	*	18.07	17.75
2016	18.63	1.21	(1.16)	0.05	(1.16)	(0.03)	(1.19)	—		—		17.49	16.16
2015	19.48	1.22	(0.87)	0.35	(1.16)	(0.04)	(1.20)	—		—		18.63	16.41

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.68%	6.41%	$440,179	3.31	%**	6.03	%**	19%
1.94	2.19	443,700	3.31		6.37		34
5.06	(7.38)	465,378	2.99		5.77		30
11.06	18.92	465,161	2.68		6.57		57
0.53	6.91	435,189	2.49		6.91		27
1.03	(6.74)	463,729	2.31		6.41		34

2.06	2.98	168,096	3.54	**	6.57	**	20
1.30	(0.30)	170,487	3.45		6.89		33
6.66	1.33	180,884	2.96		6.69		29
10.68	17.91	182,468	2.52		7.18		58
0.62	6.52	176,531	2.27		7.05		34
1.87	(3.27)	188,031	1.78		6.43		31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRO
Year Ended 7/31:
2020(e)	1.92	%**
2019	1.94
2018	1.59
2017	1.27
2016	1.08
2015	0.89

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JSD
Year Ended 7/31:
2020(e)	2.01	%**
2019	2.00
2018	1.44
2017	1.07
2016	0.82
2015	0.45

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JQC
Year Ended 7/31:
2020(e)	$8.49	$0.20	$0.03	$0.23	$(0.61)	$—	$—	$(0.61)	$—		$8.11	$7.52
2019	9.11	0.46	(0.17)	0.29	(0.60)	—	(0.31)	(0.91)	—	*	8.49	7.68
2018	9.32	0.44	(0.12)	0.32	(0.53)	—	—	(0.53)	—		9.11	7.89
2017	9.25	0.52	0.18	0.70	(0.63)	—	—	(0.63)	—		9.32	8.69
2016	9.88	0.58	(0.60)	(0.02)	(0.61)	—	—	(0.61)	—	*	9.25	8.43
2015	10.25	0.62	(0.43)	0.19	(0.56)	—	—	(0.56)	—	*	9.88	8.59

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.84%	6.15%	$1,100,072	3.33	%**	4.90	%**	29%
3.43	9.33	1,151,777	3.42		5.25		59
3.64	(3.09)	1,237,262	3.01		4.84		45
7.70	10.75	1,265,447	2.57		5.59		46
0.11	5.98	1,255,254	2.41		6.32		46
1.82	1.02	1,344,763	1.95		6.16		61

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

JQC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2020(e)	1.93	%**
2019	2.08
2018	1.67
2017	1.23
2016	1.01
2015	0.66

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

	Borrowings at the End of Period		TFP Shares at the End of Period		VRTP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, TFP Shares, VRTP Shares and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share(b)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
NSL
Year Ended 7/31:
2020(a)	$114,000	$3,591	$—	$—	$—	$—	$43,000	$2,607	$2.61
2019	114,000	3,610	—	—	—	—	43,000	2,621	2.62
2018	114,000	3,717	—	—	—	—	43,000	2,699	2.70
2017	114,000	3,738	—	—	—	—	43,000	2,714	2.71
2016	101,000	4,030	—	—	45,000	278,816	—	—	2.79
2015	112,500	3,974	—	—	58,000	262,188	—	—	2.62

JFR
Year Ended 7/31:
2020(a)	289,500	3,465	—	—	—	—	90,000	2,643	2.64
2019	264,500	3,810	—	—	—	—	115,000	2,655	2.66
2018	254,300	4,077	—	—	—	—	125,200	2,732	2.73
2017	254,300	4,103	—	—	—	—	125,200	2,749	2.75
2016	240,800	4,051	—	—	108,000	279,652	—	—	2.80
2015	270,300	3,966	—	—	139,000	261,935	—	—	2.62

JRO
Year Ended 7/31:
2020(a)	195,000	3,596	—	—	—	—	66,000	2,686	2.69
2019	178,800	3,951	—	—	—	—	84,000	2,688	2.69
2018	178,800	4,073	—	—	—	—	84,000	2,771	2.77
2017	178,800	4,071	—	—	—	—	84,000	2,770	2.77
2016	166,800	4,059	—	—	75,000	279,979	—	—	2.80
2015	188,800	3,975	—	—	98,000	261,691	—	—	2.62

JSD
Year Ended 7/31:
2020(a)	7,000	39,299	100,000	2,571	—	—	—	—	2.57
2019	72,000	3,854	—	—	—	—	35,000	2,593	2.59
2018	72,000	3,998	—	—	—	—	35,000	2,691	2.69
2017	72,000	4,020	—	—	—	—	35,000	2,705	2.71
2016	64,000	4,305	—	—	—	—	35,000	2,783	2.78
2015	85,200	3,207	—	—	—	—	—	—	—

JQC
Year Ended 7/31:
2020(a)	450,000	3,445	—	—	—	—	—	—
2019	480,000	3,400	—	—	—	—	—	—	—
2018	561,000	3,205	—	—	—	—	—	—	—
2017	561,000	3,256	—	—	—	—	—	—	—
2016	561,000	3,238	—	—	—	—	—	—	—
2015	640,000	3,101	—	—	—	—	—	—	—

(a)	For the six months ended January 31, 2020.
(b)

Beginning with the fiscal year ended July 31, 2017, the Funds are calculating Asset Coverage Per $1,000 of Borrowings as defined under the 1940 Act and not as defined for financial reporting purposes. For purposes of calculating Asset Coverage as defined under the 1940 Act, the outstanding preferred shares are excluded because they are treated as equity for regulatory purposes. The Asset Coverage amounts presented in the table above are calculated in accordance with the 1940 Act, and therefore the Asset Coverage per $1,000 of Borrowings reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of borrowings alone.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2015 and July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
NSL
Year Ended 7/31:
2016	$101,000	$2,788
2015	112,500	2,622

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JFR
Year Ended 7/31:
2016	$240,800	$2,797
2015	270,300	2,619

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JRO
Year Ended 7/31:
2016	$166,800	$2,800
2015	188,800	2,617

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JSD
Year Ended 7/31:
2016	$64,000	$2,783

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL)

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Floating Rate Income Opportunity Fund (JRO)

•	Nuveen Short Duration Credit Opportunities Fund (JSD)

•	Nuveen Credit Strategies Income Fund (JQC)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NSL, JFR, JRO, JSD and JQC were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is January 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in interest rate and credit default swap contracts.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Dividends to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

JQC has implemented a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share.

If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Funds invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

(Unaudited)

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017- 08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV’s on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NSL	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$369,168,526	$—	$369,168,526
Corporate Bonds**	—	34,708,526	152	34,708,678
Common Stocks**	5,960,256	980,511	74,917	7,015,684
Common Stocks Rights**	—	162,123	—	162,123
Warrants**	—	12,396	—	12,396

Short-Term Investments:
Investment Companies	10,252,247	—	—	10,252,247
Total	$16,212,503	$405,032,082	$75,069	$421,319,654

JFR	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$882,467,427	$—	$882,467,427
Corporate Bonds**	—	91,101,709	313	91,102,022
Common Stocks**	13,095,795	3,022,675	148,379	16,266,849
Investment Companies	11,249,774	—	—	11,249,774
Asset-Backed Securities	—	5,714,495	—	5,714,495
Common Stock Rights**	—	300,071	—	300,071
Warrants**	—	22,052	—	22,052

Short-Term Investments:
Investment Companies	28,126,557	—	—	28,126,557

Investments in Derivatives:
Interest Rate Swaps***	—	654,738	—	654,738
Total	$52,472,126	$983,283,167	$148,692	$1,035,903,985

JRO	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$626,214,777	$—	$626,214,777
Corporate Bonds**	—	62,632,837	276	62,633,113
Common Stocks**	10,335,284	2,655,287	109,273	13,099,844
Asset-Backed Securities	—	2,602,907	—	2,602,907
Common Stock Rights**	—	309,577	—	309,577
Warrants**	—	16,400	—	16,400

Short-Term Investments:
Investment Companies	16,911,934	—	—	16,911,934

Investments in Derivatives:
Interest Rate Swaps***	—	526,779	—	526,779
Total	$27,247,218	$694,958,564	$109,549	$722,315,331

Notes to Financial Statements (continued)

(Unaudited)

JSD	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$246,522,023	$—	$246,522,023
Corporate Bonds**	—	24,431,013	96	24,431,109
Common Stocks**	4,243,188	239,305	24,628	4,507,121
Common Stock Rights**	—	167,076	—	167,076
Warrants**	—	8,928	—	8,928

Short-Term Investments:
Investment Companies	6,340,169	—	—	6,340,169

Investments in Derivatives:
Credit Default Swaps***	—	(112,484)	—	(112,484)
Total	$10,583,357	$271,255,861	$24,724	$281,863,942

JQC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,423,766,818	$—	$1,423,766,818
Corporate Bonds**	—	311,204,323	651	311,204,974
Common Stocks**	7,783,442	1,500,845	428,579	9,712,866
Convertible Bonds	—	3,995,187	—	3,995,187
Common Stock Rights**	—	1,055,738	—	1,055,738
Warrants**	—	39,609	5	39,614

Short-Term Investments:
Investment Companies	70,420,017	—	—	70,420,017
Total	$78,203,459	$1,741,562,520	$429,235	$1,820,195,214
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD	JQC
Purchases	$89,010,728	$218,882,575	$151,353,359	$59,096,672	$506,464,651
Sales and maturities	81,817,569	194,856,766	133,658,845	53,490,975	557,212,664

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, NSL, JFR and JRO used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NSL	JFR	JRO
Average notional amount of interest rate swap contracts outstanding*	$28,666,667	$98,333,333	$75,333,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to

Notes to Financial Statements (continued)

(Unaudited)

the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, JSD invested in credit default swap contracts to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

JSD
Average notional amount of credit default swap contracts outstanding*	$5,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JFR
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$654,738	—	$—
JRO
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$526,779	—	$—
JSD
Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**^	$(112,484)	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described above.
^

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JFR	Morgan Stanley Capital Services LLC	$654,738	$—	$654,738	$(566,908)	$87,830
JRO	Morgan Stanley Capital Services LLC	526,779	—	526,779	(526,779)	—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NSL	Interest rate	Swaps	$(147,276)	$167,345
JFR	Interest rate	Swaps	$199,799	$146,517
JRO	Interest rate	Swaps	$93,124	$207,815
JSD	Credit	Swaps	$(106,122)	$(43,043)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event a Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Notes to Financial Statements (continued)

(Unaudited)

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	JFR		JRO
	Six Months Ended 1/31/20	Year Ended 7/31/19*	Six Months Ended 1/31/20	Year Ended 7/31/19*
Additional authorized common shares	—	12,900,000	—	8,500,000
Common shares sold	—	—	—	—
Offering proceeds, net of offering costs	$—	$—	$—	$—
*	Represent additional authorized common shares for the period August 1, 2018 through November 30, 2018.

Costs incurred by the Funds in connection with their initial shelf registrations were recorded as a prepaid expense and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NSL		JRO
	Six Months Ended 1/31/20	Year Ended 7/31/19	Six Months Ended 1/31/20	Year Ended 7/31/19
Common shares repurchased and retired	—	(10,400)	—	(20,000)
Weighted average common share:
Price per share repurchased and retired	—	$5.41	—	$8.82
Discount per share repurchased and retired	—	15.29%	—	16.68%

	JQC
	Six Months Ended 1/31/20	Year Ended 7/31/19
Common shares repurchased and retired	—	(157,700)
Weighted average common share:
Price per share repurchased and retired	—	$7.43
Discount per share repurchased and retired	—	16.16%

Preferred Shares

Taxable Fund Preferred Shares

JSD has issued and has outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.

The Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the TFP Share.

•

Variable Rate Remarketed Mode (“VRRM”) – Dividends for TFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a bestefforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all TFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•

Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.

The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•

Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

JSD incurred offering costs of $385,000 in connection with its offering of TFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of the Fund’s TFP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs	Term Redemption Date	Mode
JSD	A	100,000	$100,000,000	$99,515,425	November 1, 2029	VRRM

The average liquidation preference of TFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

JSD*
Average liquidation preference of TFP Shares outstanding	$100,000,000
Annualized dividend rate	2.11%
*	For the period October 24, 2019 (first issuance of shares) through January 31, 2020.

Term Preferred Shares

The following Funds have issued and have outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

On October 29, 2019, JSD redeemed all of its outstanding Series 2020 Term Preferred. The Fund’s Term Preferred were redeemed at their $1,000 liquidation preference per share, plus additional amount representing the final accumulated distribution amounts owed, using proceeds from its issuance of TFP (as described above in Taxable Fund Preferred Shares).

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting, NSL, JFR and JRO had $42,677,990, $89,274,459 and $65,380,416 Term Preferred at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ Term Preferred outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NSL	2021	43,000	$43,000,000
JFR	2024	35,000	35,000,000
	2027	55,000	55,000,000
JRO	2022-1	21,000	21,000,000
	2027	45,000	45,000,000

Each Fund is obligated to redeem its Term Preferred by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. The Term Preferred are subject to redemption at the option of each Fund, subject to payment of a premium for approximately one year following the date of issuance (“Optional Redemption Premium Expiration Date”), and at liquidation preference per share plus accumulated but unpaid dividends. Term Preferred are subject to mandatory redemption in certain circumstances. Each Fund may be obligated to redeem a certain amount of the Term Preferred if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share (plus any premium) plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Premium Expiration Date for each Fund’s series of Term Preferred are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Premium Expiration Date
NSL	2021	November 1, 2021	October 31, 2017
JFR	2024	June 1, 2024	N/A
	2027	January 1, 2027	December 31, 2017
JRO	2022-1	April 1, 2022	June 30, 2019
	2027	January 1, 2027	December 31, 2017
N/A	– Not applicable

The average liquidation preference of Term Preferred outstanding and the annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD*
Average liquidation preference of Term Preferred outstanding	$43,000,000	$105,760,870	$77,347,826	$35,000,000
Annualized dividend rate	2.49%	3.72%	3.39%	3.52%
*	For the period August 1, 2019 through October 29, 2019.

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of Term Preferred is approximately its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of Term Preferred were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Term Preferred Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with JFR’s redemption of Series 2022, JRO’s redemption of Series 2022 and Series 2023 and JSD’s redemption of Series 2020 of Term Preferred, the remaining deferred offering costs of $118,049, $206,878 and $195,582, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed on extinguishment of debt.

Preferred Share Transactions

Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following table.

Transactions in TFP Shares for the Funds, where applicable, were as follows:

	Six Months Ended January 31, 2020
JSD	Series	Shares	Amount
TFP Shares issued	A	100,000	$100,000,000

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Six Months Ended January 31, 2020
JFR	Series	Shares	Amount
Term Preferred redeemed	2022	(25,000)	$(25,000,000)

	Year Ended July 31, 2019
JFR	Series	Shares	Amount
Term Preferred redeemed	2019	(10,200)	$(10,200,000)

	Six Months Ended January 31, 2020
JRO	Series	Shares	Amount
Term Preferred redeemed	2022	(10,000)	$(10,000,000)
	2023	(8,000)	$(8,000,000)
Total		(18,000)	$(18,000,000)

	Six Months Ended January 31, 2020
JSD	Series	Shares	Amount
Term Preferred redeemed	2020	(35,000)	$(35,000,000)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for NSL). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (continued)

(Unaudited)

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NSL	JFR	JRO	JSD	JQC
Tax cost of investments	$435,088,175	$1,067,780,095	$744,713,020	$290,099,209	$1,861,554,376
Gross unrealized:
Appreciation	$4,751,528	$12,441,744	$8,787,193	$3,017,329	$19,337,974
Depreciation	(18,520,049)	(44,317,854)	(31,184,882)	(11,468,591)	(60,697,136)
Net unrealized appreciation (depreciation) of investments	$(13,768,521)	$(31,876,110)	$(22,397,689)	$(8,451,262)	$(41,359,162)

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, foreign currency transactions, investments in partnerships, distressed PIK bond adjustments and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2019, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds’ last tax year end, were as follows:

	NSL	JFR	JRO	JSD	JQC
Undistributed net ordinary income[1]	$4,332,922	$7,722,320	$5,019,104	$1,868,300	$—
Undistributed net long-term capital gains	—	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2019, paid on August 1, 2019. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2019 was designated for purposes of the dividends paid deduction as follows:

	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$17,503,719	$45,612,741	$32,437,791	$13,396,971	$71,825,427
Distributions from net long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	42,792,971
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NSL	JFR	JRO	JSD	JQC
Not subject to expiration:
Short-term	$362,113	$1,044,180	$909,941	$759,857	$15,496,811
Long-term	20,553,514	45,317,913	35,573,406	12,420,287	118,937,369
Total	$20,915,627	$46,362,093	$36,483,347	$13,180,144	$134,434,180

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NSL JFR JRO JSD Fund-Level Fee Rate	JQC Fund-Level Fee Rate
For the first $500 million	0.6500%	0.6800%
For the next $500 million	0.6250	0.6550
For the next $500 million	0.6000	0.6300
For the next $500 million	0.5750	0.6050
For managed assets over $2 billion	0.5500	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of January 31, 2020, the complex-level fee for each Fund was 0.1556%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:

	NSL	JFR	JRO	JSD	JQC
Outstanding unfunded senior loan commitments	$786,061	$1,869,019	$1,306,152	$527,475	$37,140

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Notes to Financial Statements (continued)

(Unaudited)

9. Fund Leverage

Borrowings

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for NSL, JFR and JRO

The following Funds have entered into a revolving credit and security agreement with certain banks and their affiliates. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	NSL	JFR	JRO
Maximum commitment amount	$130,000,000	$290,000,000	$195,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NSL	JFR	JRO
Outstanding balance on Borrowings	$114,000,000	$289,500,000	$195,000,000

For NSL, interest is charged at a rate equal to the higher of (a) 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% or (b) the Federal Funds rate plus 0.75%. For JFR and JRO, interest is charged at a rate equal to 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80%. NSL accrues 0.15% per annum on the undrawn balance if it is less than 50% of the maximum commitment amount; however, if the undrawn portion of the Borrowings is greater than 50% of the maximum commitment amount the Fund will accrue 0.25% per annum on the undrawn portion. JFR accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JRO accrues 0.30% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. NSL and JRO also accrued an upfront fee of 0.05% and 0.025% per annum on the maximum commitment amount, respectively.

On December 20, 2019, JFR and JRO renewed their Borrowings through December 18, 2020. On January 27, 2020, NSL renewed its Borrowings through January 25, 2021. All other items of the Borrowings remain unchanged.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	NSL	JFR	JRO
Average daily balance outstanding	$114,000,000	$274,418,478	$185,227,174
Average annual interest rate	2.69%	2.74%	2.73%

Borrowings Information for JSD

The Fund has outstanding a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JSD
Maximum commitment amount	$10,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JSD
Outstanding balance on Borrowings	$7,000,000

Interest is charged on these Borrowings at a rate per annum equal to 1-Month LIBOR plus 0.80%. The Fund also accrued 0.15% per annum on the undrawn portion if it was less than 50% of the maximum commitment; however, if the undrawn portion of the Borrowings was greater than 50% of the maximum commitment amount the Fund accrued a 0.25% per annum on the undrawn portion of the Borrowings.

On October 30, 2019, JSD renewed its Borrowings through October 28, 2020. The Fund also accrued an upfront fee of 0.05% per annum on the maximum commitment amount. All other items of the Borrowings remain unchanged.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JSD
Average daily balance outstanding	$36,673,913
Average annual interest rate	2.74%

Borrowings Information for JQC

The Fund has entered into a borrowing agreement with a bank and its affiliate. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JQC
Maximum commitment amount	$465,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JQC
Outstanding balance on Borrowings	$450,000,000

Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.10%. The Fund also accrues 1.10% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JQC
Average daily balance outstanding	$460,978,261
Average annual interest rate	3.29%

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, JQC used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest
Societe Generale	3-Month LIBOR plus 0.75%	$(213,000,000)	N/A	$(213,000,000)	$(213,503,320)

N/A – Maturity is not applicable. The final repurchase date will be established following pre-specified advance notice by the Fund or the counterparty to the reverse repurchase agreement.

Notes to Financial Statements (continued)

(Unaudited)

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

JQC
Average daily balance outstanding	$213,000,000
Average interest rate	2.90%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
Societe Generale	$(213,503,320)	$213,503,320	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

10. Inter-Fund Lending

Inter-Fund Borrowing and Leading

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

11. Subsequent Events

Taxable Fund Preferred Shares

During March 2020, JSD redeemed 18,000 of its outstanding Series A TFP Shares.

Borrowings

During March 2020, each Fund decreased its borrowings amounts as shown in the following table.

	NSL	JFR	JRO	JSD	JQC
Outstanding balance on Borrowings	$72,800,000	$175,500,000	$117,400,000	$—	$367,000,000

Reverse Repurchase Agreements

During March 2020, JQC decreased the outstanding balance on its reverse repurchase agreement to $105,000,000.

Other Matters

The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen. The impact of the coronavirus may last for an extended period of time and through the date these financial statements are issued, has resulted in substantial market volatility and may result in a significant economic downturn.

Additional Fund Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	—	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

∎

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

ICE BofA U.S. High Yield Index: An index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-A-0120D 1108021-INV-B-03/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Short Duration Credit Opportunities Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: April 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: April 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: April 6, 2020